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                                                             VUL III
Home Office:                Administrative Office:    LINCOLN LIFE FLEXIBLE
1300 South Clinton Street   Customer Service Center     PREMIUM VARIABLE
P.O. Box 1110               One Granite Place            LIFE ACCOUNT G
Fort Wayne, IN 46801        Concord, NH 03301              PROSPECTUS

(800-454-6265)              (877-200-8213)             DATED: MAY 1, 2010

This prospectus describes a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "We", "Us", "Our", the "Company").

The Policy features: - flexible premium payments,

                     - a choice of two death benefit options, and

                     - a choice of underlying investment options.

It may not be advantageous to replace existing life insurance or an annuity contract or supplement an existing flexible premium variable life insurance contract with this policy. This Separate Account prospectus is being furnished along with the prospectuses for the funds. Both should be read carefully to understand the policy being offered.

You may allocate net premiums to subaccounts which invest in the following funds:

-    AMERICAN FUNDS INSURANCE SERIES

     -    ASSET ALLOCATION FUND (CLASS 1)

     -    BOND FUND (CLASS 1)

     -    CASH MANAGEMENT FUND (CLASS 1)

     -    GLOBAL GROWTH FUND (CLASS 1)

     -    GLOBAL SMALL CAPITALIZATION FUND (CLASS 1)

     -    GROWTH FUND (CLASS 1)

     -    GROWTH-INCOME FUND (CLASS 1)

     -    HIGH-INCOME BOND FUND (CLASS 1)

     -    INTERNATIONAL FUND (CLASS 1)

     -    U.S. GOVERNMENT/AAA-RATED SECURITIES FUND (CLASS 1)

-    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

     -    LVIP DELAWARE GROWTH AND INCOME FUND (STANDARD CLASS)

     -    LVIP DELAWARE SPECIAL OPPORTUNITIES FUND (STANDARD CLASS)

Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. Review this prospectus and the funds prospectus to achieve a clear understanding of the investment objectives of the subaccounts and of the respective underlying funds you are considering. This policy may, or may not, be appropriate for your individual financial goals. If you are already entitled to favorable financial tax treatment, you should satisfy yourself that this policy meets your other financial goals before you buy it. The value of the policy and, under one option, the death benefit amount depends on the investment results of the funding options you select.

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. KEEP ALL FOR FUTURE REFERENCE.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

THIS POLICY MAY NOT BE AVAILABLE IN ALL STATES, AND THIS PROSPECTUS ONLY OFFERS THE POLICY FOR SALE IN JURISDICTIONS WHERE SUCH OFFER AND SALE ARE LAWFUL.

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TABLE OF CONTENTS

Summary of the Policy                                                   3
Lincoln Life, the General Account and the Separate Account              8
   Lincoln Life                                                         8
   The General Account                                                  9
   The Separate Account                                                 9
   Principal Underwriter                                               10
   Fund Participation Agreements                                       10
   The Investment Advisors                                             10
   Addition, Deletion, or Substitution of Investments                  11
The Policy                                                             11
   Requirements for Issuance of a Policy                               11
   Units and Unit Values                                               11
   Premium Payment and Allocation of Premiums                          12
   Dollar Cost Averaging Program                                       14
   Effective Date                                                      14
   Right to Examine Policy                                             15
   Policy Termination                                                  15
Charges and Deductions                                                 15
   Percent of Premium Charge                                           15
   Contingent Deferred Sales Charge                                    15
   Contingent Deferred Administrative Charge                           16
   Surrender Charge                                                    17
   Monthly Deductions                                                  17
   Cost of Insurance Charges                                           17
   Monthly Administrative Charge                                       18
   Fund Charges and Expenses                                           18
   Mortality and Expense Risk Charge                                   19
   Other Charges                                                       19
   Reduction of Charges                                                19
   Term Conversion Credits                                             19
Policy Benefits                                                        20
   Death Benefit and Death Benefit Types                               20
   Death Benefit Guarantee                                             22
   Policy Changes                                                      22
   Policy Value                                                        22
   Transfer Between Subaccounts                                        24
   Transfer to and from the General Account                            24
   Market Timing                                                       24
   Loans                                                               26
   Withdrawals                                                         27
   Policy Lapse and Reinstatement                                      28
   Surrender of the Policy                                             28
   Proceeds and Payment Options                                        29
General Provisions                                                     30
   The Contract                                                        30
   Suicide                                                             30
   Representations and Contestability                                  30
   Incorrect Age or Sex                                                30
   Change of Owner or Beneficiary                                      31
   Assignment                                                          31
   Reports and Records                                                 31
   Projection of Benefits and Values                                   31
   Postponement of Payments                                            32
   Riders                                                              32
Distribution of the Policies and Compensation                          33
Advertising                                                            35
Tax Issues                                                             35
   Taxation of Life Insurance Contracts in General                     35
   Policies which are MECs                                             36
   Policies which are not MECs                                         37
   Other Considerations                                                37
   Tax Status of Lincoln Life                                          38
   Fair Market Value of Your Policy                                    38
Voting Rights                                                          38
State Regulation of Lincoln Life and the Separate Account              39
Safekeeping of the Separate Account's Assets                           39
Legal Proceedings                                                      39
Independent Registered Public Accounting Firm                          40
Experts                                                                40
Officers & Directors of the Lincoln National Life Insurance Company    40
Additional Information                                                 41
Appendix A: Table of Base Minimum Premiums                             42
Appendix B: Table of Surrender Charges                                 44
Appendix C: Illustrations of Policy Values                             46
Financial Statements
   Separate Account Financial Statements                              G-1
   Company Financial Statements                                       S-1


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SUMMARY OF THE POLICY

This section is an overview of key policy features and is intended to provide you with a brief explanation of some of the important features of your policy. Its value may change on a:

     1)   fixed basis;

     2)   variable basis; or a

     3)   combination of both fixed and variable bases.

We offer other variable life insurance policies and variable annuity contracts with different features, benefits and charges. These policies also provide values that vary in accordance with the investment experience of a separate account of Lincoln Life.

At all times, your policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under federal law. If these requirements are met, you may benefit from favorable federal tax treatment. Lincoln Life reserves the right to return your premium payments if they result in your policy's failing to meet federal tax law requirements.

The state in which your policy is issued will govern whether or not certain features, charges and fees will be allowed in your policy. You should refer to your policy contract for these state specific provisions.

INITIAL CHOICES TO BE MADE

The initial owner of the policy (the "owner" or "you") is named in the "policy specifications" and has all of the policy ownership rights. If no owner is named the insured (the person whose life is insured under the policy) is the owner. If a policy has been absolutely assigned, the assignee is the owner.

You, as the owner, have three important initial choices to make:

-    one of two death benefit options;

-    the amount of premium you want to pay; and

-    how your premium is allocated among the funding options you select.

Several riders are also available under the policy. (See Riders)

LEVEL OR VARYING DEATH BENEFIT

We pay the death benefit to the beneficiary(ies), calculated on the date the insured died, less outstanding loan account balances, other outstanding amounts due, and surrendered amounts.

When you purchase your policy, you must choose one of two death benefit options. If you choose option 1, the death benefit will be the greater of: the specified amount of the policy (as explained in the Death Benefits Section) or a specified percentage of the policy value on or prior to the date of the insured's death. If you choose option 2, the death benefit will be the greater of: the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. (See Death Benefit and Death Benefit Types)

For the first two years of your policy, there is a death benefit guarantee monthly premium. This means that the death benefit will not be lower than the initial specified amount regardless of the gains or losses of the subaccounts you select as long as you pay that premium. Therefore, the initial death benefit under your policy would be guaranteed for two years even though your policy value is insufficient to pay current monthly deductions. If you have borrowed against your policy or surrendered a portion of your policy, your initial death benefit will be reduced by the loan account balance and any surrendered amount. (See Death Benefit and Death Benefit Types)


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AMOUNT OF PREMIUM PAYMENT

When you apply for your policy, you must decide how much premium to pay. Premium payments may be changed within the limits described. (See Premium Payments and Allocation of Premiums) If your policy lapses because your monthly premium deduction is larger than the total accumulation value, you may reinstate your policy. (See Policy Lapse and Reinstatement)

When you first receive your policy you will have 10 days to look it over. This is called the "right-to-examine" period. Use this time to review your policy and make sure it meets your needs. During this time period your initial premium payment will be allocated to the General Account. If you then decide you do not want your policy, all premium payments will be returned to you with no interest paid.

State laws where you live might change the number of days in the right-to-examine time period. (See Right to Examine Policy)

HOW ARE MY PREMIUMS PROCESSED?

You determine in the application what portions of net premiums are to be allocated to the General Account and/or the various subaccounts (or "sub-accounts", "Sub-Accounts") of the Separate Account. Your initial net premiums are automatically allocated to the Lincoln Life General Account. After the record date, the policy value and all subsequent net premiums will automatically be allocated according to your instructions. You may change future allocations of net premiums at any time without charge by notifying us in writing. Subject to certain restrictions, you may transfer amounts among the General Account and the subaccounts of the Separate Account.

SELECTION OF SUBACCOUNTS

You must choose the subaccount(s) to which you want to allocate each net premium payment. The subaccounts make up the Separate Account, the "variable" part of the contract. Each subaccount invests exclusively in the shares of a specified fund (or "underlying fund", "Underlying Fund"). If the mutual fund(s) you select goes up in value, so does the cash value of your policy.

We select the funds purchased by the subaccounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor.

We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to the subaccount which purchases shares of a fund if we determine the fund no longer meets one or more of the factors and/or if the subaccount has not attracted significant policy owner assets. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Each of the subaccounts of the Separate Account is invested solely in the shares of one of the funds available under the policies. Each of the funds, in turn, is an investment portfolio of one of the trusts or corporations listed below. A given fund may have a similar investment objective and principal investment strategy to those for another mutual fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, investment results may vary.


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You may also choose to allocate all or part of your premium payment into the
General Account. Premium payments allocated to the General Account become part of Lincoln Life's General Account, do not share the investment experience of the Separate Account and have a guaranteed minimum interest rate of 4% per year. For additional information see The General Account. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors.

WHAT SUBACCOUNTS ARE AVAILABLE TO SELECT?

You can allocate amounts to one or more subaccounts of the Separate Account. Your investment amount is the portion of the policy value allocated to the Separate Account. The Separate Account is Lincoln Life Flexible Premium Variable Life Account G, established by Lincoln Life to receive and invest net premiums paid under the policy. Below is a brief description of the investment objective and principal strategy of each fund the shares of which are purchased by the respective subaccount. There can be no assurance that any of the stated investment objectives will be achieved. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

American Funds Insurance Series:

     Asset Allocation Fund -- Current income.

     Bond Fund -- Current income and capital preservation.

     Cash Management Fund -- Preservation of capital.

     Global Growth Fund -- Long-term growth.

     Global Small Capitalization Fund -- Long-term growth.

     Growth Fund -- Long-term growth.

     Growth-Income Fund -- Growth and income.

     High-Income Bond Fund -- High current income.

     International Fund -- Long-term growth.

     U.S. Government/AAA-Rated Securities Fund -- High current income.

Lincoln Variable Insurance Products Trust:

     LVIP Delaware Growth and Income Fund -- Capital appreciation.

     LVIP Delaware Special Opportunities Fund -- Capital appreciation.

     For more detail, see the funds' prospectuses.

WHAT CHARGES AND DEDUCTIONS ARE MADE FROM MY POLICY?

Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges. We deduct a premium charge of 5.95% from each premium payment. We make monthly deductions for administrative expenses (currently $6 per month) along with the cost of insurance and any riders that are placed on your policy. We make daily deductions against the Separate Account for mortality and expense risks. This charge is currently at an annual rate of .80%, and is guaranteed not to exceed ..90%.


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Each fund has its own management fee charge, also deducted daily. Each fund's expense levels will affect its investment results. The Fund charges and expenses table shows your current expense levels for each fund.

Each policy year you may make 12 transfers between subaccounts or between subaccounts and the General Account. For each transfer a charge of $10 is deducted from the amount transferred. This charge is currently being waived. (See Transfer Between Subaccounts)

The surrender charge is the amount retained by us if the policy is surrendered. This charge is deducted from policy value upon surrender of the policy or upon a voluntary reduction in specified amount during the first 16 policy years or during the 16 years following a requested increase in specified amount. The surrender charge is equal to the combination of the contingent deferred sales charge and the contingent deferred administrative charge. (See Charges and Deductions)

You may borrow within described limits under your policy. If you borrow, interest will be charged to the loan account. Currently, the interest rate is 6%. Interest will be credited to the loaned amount. Currently, the interest credited is at an annual rate of 4.95%. Outstanding policy loans increase the risk of lapse. (See Loans) You may also surrender the policy totally or withdraw part of its value. Depending on the amount of premium you pay, there may be little, or no, cash value in your policy to borrow or surrender in the early years. Withdrawals may reduce the cash value and death benefit, and may increase the risk of lapse.

BUYING VARIABLE LIFE INSURANCE

The policies this prospectus offers are variable life insurance policies which provide death benefit protection. Investors not needing death benefit protection should consider other forms of investment, as there are extra costs and expenses of providing the insurance feature. Further, life insurance purchasers who are risk-averse or want more predictable premium levels of benefits may be more comfortable buying more traditional, non-variable life insurance. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection, willing to assume risk, and to monitor investment allocation choices they have made.

A customer may be able to pay a large single premium, using the policy primarily as a savings and investment vehicle for potential tax advantages. A parent or grandparent may find a policy on the life of a child or grandchild a useful gifting opportunity, or the basis of an investment program for the donee.

Sufficient premiums must always be paid to keep a policy inforce, and there is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated.

Flexibility also results from being able to select, monitor and change investment choices within a policy. With the wide variety of subaccounts available, it is possible to fine tune an investment mix and change it to meet changing personal objectives or investment conditions. Policy owners should monitor their investment allocation choices on an ongoing basis.

Variable life insurance has significant tax advantages under current tax law. A transfer of values from one subaccount to another within the policy generates no taxable gain or loss. Investment income and realized capital gains within a fund are automatically reinvested without being taxed to the policy owners. Policy values accumulate on a tax-deferred basis. These situations would normally result in immediate tax liabilities in the case of direct investment in mutual funds.

The ability of policy owners to access policy values is easily achieved with variable life insurance. Unless a policy has become a "modified endowment contract" (see Policies Which Are MECS), an owner can borrow policy values tax-free, without surrender charges, and at very low net interest cost. Policy loans can be a source of retirement income. By contrast, variable annuity withdrawals are generally taxable to the extent of accumulated income may be subject to a charge deducted from the policy value, a surrender charge, and will result in penalty tax if made before age 59 1/2.


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Accumulated policy values may under limited circumstances also be part of the eventual death benefit payable. If a policy is heavily funded and investment performance is very favorable, the death benefit may increase because of tax law requirements that the death benefit be a certain multiple of policy value; depending on the Insured's age (see table under Policy Benefits). The death benefit is income-tax free and may, with proper estate planning, be estate-tax free.

Certain costs and expenses of variable life insurance ownership which are directly related to policy values (i.e. asset-based costs) are not unlike those incurred through investment in mutual funds or variable annuities. Surrender charges, which decrease over time, and premium taxes may be applicable to your policy. These charges are explained in more detail in Charges and Deductions. A significant additional cost of variable life insurance is the "cost of insurance" charge which is imposed on the "amount at risk" (approximately the death benefit less policy value). This charge increases with age, varies by underwriting classification, smoking status, and in most states by gender. The effect of these costs and expenses can be seen in illustrations in this prospectus (see Appendix C).

RISKS OF YOUR POLICY

FLUCTUATING INVESTMENT PERFORMANCE. A subaccount is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the subaccounts are not guaranteed. If you put money into the subaccounts, you assume all the investment risk on that money. A comprehensive discussion of each subaccount's and Underlying Fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of subaccounts and the performance of the funds underlying each subaccount will impact the policy's value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.

UNSUITABLE FOR SHORT-TERM INVESTMENT. This policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

POLICY LAPSE. Sufficient premiums must be paid to keep a policy in force. The policy will remain in force only so long as there is sufficient net accumulation value to permit Monthly Deductions to be covered. Accordingly, there is a risk of lapse if premiums are too low in relation to the insurance amount, if investment results of the subaccounts you have chosen are adverse or are less favorable than anticipated, or if the amount of outstanding policy loans or the amount of withdrawals rises too much.

DECREASING DEATH BENEFIT. Any outstanding policy poans or withdrawals will reduce your policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the subacounts, which reduce the policy's accumulated value, will reduce the amount of death benefit that is payable.

CONSEQUENCES OF SURRENDER. Surrender Charges are assessed if you surrender your policy within the first 16 policy years. Withdrawals are also subject to a charge. Surrenders or withdrawals may result in tax consequences. Depending on the amount of premium paid, there may be little or no Surrender Value available.

TAX CONSEQUENCES. As noted in greater detail in the section headed "Tax Issues", the federal income tax TREATMENT of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.


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TAX TREATMENT OF LIFE INSURANCE CONTRACTS. The policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

TAX LAW COMPLIANCE. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.

LINCOLN LIFE, THE GENERAL ACCOUNT AND THE SEPARATE ACCOUNT

LINCOLN LIFE

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our)(EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policyholder's account. This means we could refuse to honor requests for transfer, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policyholder, and held in that account until instructions are received from the appropriate Regulator.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.


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State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles
(GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the "Financial Statements" section of this prospectus. You may also obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.

THE GENERAL ACCOUNT

The General Account of Lincoln Life consists of all assets owned by Lincoln Life other than those allocated to any of its separate accounts, including the Separate Account. The General Account supports Lincoln Life's insurance and annuity obligations. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the policy, including those relating to the payment of death benefits. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act").

THE SEPARATE ACCOUNT

We established Lincoln Life Flexible Premium Variable Life Account G ("Account G") on May 25, 1988. Although the assets of the Separate Account are our property, the laws of Indiana under which the Separate Account was established provide that the Separate Account assets attributable to the policies are not chargeable with liabilities arising out of any other business of Lincoln Life. The assets of the Separate Account shall, however, be available to cover the liabilities of the General Account of Lincoln Life to the extent that the Separate Account's assets exceed its liabilities arising under the policies it supports. The assets of the Separate Account will be valued once daily at the close of regular trading (currently 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open and trading is unrestricted ("valuation day").

The Separate Account has been registered as an investment company under the 1940 Act and meets the definition of "separate account" under Federal Securities laws. Registration with the Securities and Exchange Commission does not involve supervision of the management or investment practices or policies of the Separate Account or Lincoln Life by the Securities and Exchange Commission.

The Separate Account is divided into twelve subaccounts. Each subaccount invests exclusively in shares of one of the following funds: One of ten portfolios of the American Funds Insurance Series, the LVIP Delaware Growth and Income Fund or the LVIP Delaware Special Opportunities Fund. The ten portfolios available in the American Funds Insurance Series are: Asset Allocation Fund, Bond Fund, Cash Management Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund, High-Income Bond Fund, International Fund and U.S. Government/AAA-Rated Securities Fund.

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Income and both realized and unrealized gains or losses from the assets of the
Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct. The funds are also invested in by variable annuity contract holders. Should we become aware of any material irreconcilable conflict, either potential or existing, between its variable annuity and variable life insurance contract owners, we have agreed to notify the Series' Board of Trustees and the funds' Board of Trustees and to remedy, at our own expense, any such conflict. Each series within the American Funds Insurance Series and the Lincoln Variable Insurance Products Trust has two classes of shares, designated as class 1 shares and class 2 shares. Class 1 or Standard Class and class 2 or Service Class, respectively differ in that class 2 and Service Class (but not class 1 or Standard Class) shares are subject to a 12b-1 plan for the payment by the fund of certain distribution-related expenses. Only class 1 and Standard Class shares are available under the policy.

There is no assurance that any of the available funds will achieve its stated objective.

PRINCIPAL UNDERWRITER

Beginning on May 1, 2007, Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, became the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD retains no underwriting commissions from the sale of the policies.

FUND PARTICIPATION AGREEMENTS

In order to make the funds in which the subaccounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between 0.19% and 0.21% of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

THE INVESTMENT ADVISORS

Lincoln Investment Advisors Corporation ("LIAC") is the investment advisor, and Delaware Management Company ("DMC") is the investment subadvisor, for the LVIP Delaware Growth and Income Fund and the LVIP Delaware Special Opportunities Fund. LIAC is a part of the Lincoln Financial Group of companies. LIAC principal offices are in Fort Wayne, IN and Concord, NH. DMC is headquartered at 2005 Market Street, Philadelphia, PA 19103. LIAC and DMC are registered with the Securities and Exchange Commission as investment advisors.

Capital Research and Management Company ("CRMC"), an investment management organization founded in 1931, is the investment advisor to American Funds Insurance Series, and other mutual funds, including those in The

American Funds Group. CRMC is located at 333 South Hope Street, Los Angeles, CA 90071. It is also registered with the Securities and Exchange Commission as an investment adviser.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

Lincoln Life does not have control over the funds and therefore cannot guarantee that any particular funds will be available for investment by the subaccounts. We reserve the right, subject to compliance with applicable law and prior approval of the Securities and Exchange Commission, to make additions to, deletions from, limit access to, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. Lincoln Life may make these changes (including substitutions) for some or all classes of policyowners.

We reserve the right to close a subaccount and to substitute shares of another open-end, registered investment company, if the shares are no longer available for investment, or if in the judgment of Lincoln Life further investment in any fund should become inappropriate in view of the purposes of the Separate Account. Lincoln Life will not substitute any shares attributable to an owner's interest in a subaccount of the Separate Account without notice and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. A substituted fund may have higher charges than the one it replaces. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

Lincoln Life also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new fund or series of a fund, or in shares of another investment company, with a specified investment objective. Lincoln Life may eliminate or establish one or more subaccounts when marketing needs, tax or investment conditions warrant, or for any other reason in our sole discretion; and any new subaccounts may be made available to existing policyowners on a basis to be determined by Lincoln Life. Substitutions may be made with respect to existing investments or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

In the event of any such substitution or change, Lincoln Life may by appropriate endorsement make such changes in the policy as may be necessary or appropriate to reflect such substitution or change. If deemed by Lincoln Life to be in the best interests of persons having voting rights under the policies, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Lincoln Life separate accounts.

THE POLICY

REQUIREMENTS FOR ISSUANCE OF A POLICY

Individuals wishing to purchase a policy must send a completed application to our administrative mailing address. The minimum specified amount of a policy is $200,000. A policy will generally be issued only to insureds 80 years of age or younger (ages 81-85 by exception only) who supply satisfactory evidence of insurability to us. Acceptance is subject to our underwriting rules and, except in California, we reserve the right to reject an application for any reason.

Additional insurance on the life of other persons may be applied for by supplemental application. Approval of the additional insurance will be subject to evidence of insurability satisfactory to Lincoln Life.

UNITS AND UNIT VALUES

The value of policy monies invested in each subaccount is accounted for through the use of units and unit values. A unit is an accounting unit of measure used to calculate the value of an investment in a specified subaccount. A unit value is the dollar value of a unit in a specified subaccount on a specified valuation date. Whenever an amount is invested in a subaccount (due to net premium payments, loan repayments, or transfer of values into a subaccount), that amount purchases units in that subaccount. The number of units you purchase is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made. Similarly, whenever an amount is redeemed from a subaccount (due to loans and loan interest charges, surrenders and surrender charges, withdrawals and withdrawal charges, transfers of values out of a subaccount and transfer charges, income tax deductions (if any), cost of insurance charges or monthly administrative charges), units are redeemed from that subaccount. The number of units redeemed is determined by dividing the dollar amount of the transaction by the unit value on the day the transaction is made.

The unit value is also used to measure the net investment results in a subaccount. The policy value on any valuation day is the sum of the values in each subaccount in which policy values are allocated plus any policy value allocated to the General Account. The value of each subaccount on each valuation day is determined by multiplying the number of units held by a policy in each subaccount by the unit value for that subaccount as determined for that valuation day. Units will be valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange
(NYSE) is open and trading is unrestricted (valuation day). On any day other than a valuation day, the unit value will not change. A valuation period is the period starting at the close of trading on the NYSE on a valuation day, and ending at the close of trading on the next valuation day.

The unit value for a subaccount on a specified valuation day is determined by dividing the value of all assets owned by that subaccount, net of the subaccount's liabilities (including any accrued but unpaid daily mortality and expense risk charges), by the total number of units held by policies in that subaccount. Net investment results do not increase or decrease the number of units held by the subaccount.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the net investment factor method. We will achieve substantially the same result using either method.

PREMIUM PAYMENT AND ALLOCATION OF PREMIUMS

Subject to certain limitations, you have considerable flexibility in determining the frequency and amount of premiums. During the first two policy years, the policy will lapse unless the total of all premiums paid (minus any partial withdrawals and minus any outstanding loans) is at all times at least equal to the death Benefit Guarantee monthly premium times the number of months since the initial policy date (including the current month) or the net cash surrender value of the policy is greater than zero. Payment of the death benefit guarantee monthly premium during the first two policy years will guarantee that the policy will remain in force for the first two policy years despite negative net cash surrender value (see Death Benefit Guarantee), but continued payment of such premiums will not guarantee that the policy will remain in force thereafter. The amount of the death benefit guarantee monthly premium is based on the base minimum premium per $1,000 of specified amount (determined by the insured's age, sex, and underwriting class) and includes additional amounts to cover charges for additional benefits, monthly administrative charges, and extra cost of insurance charges for substandard risks. A table of base minimum premiums per $1,000 of specified amount is in Appendix A.

You may designate in the application one of several ways to pay the death benefit guarantee monthly premium. You may elect to pay the first twelve months of premiums in full prior to commencement of insurance coverage. Alternatively, you may elect to pay a level planned periodic premium on a quarterly or semi-annual basis sufficient to meet the premium requirements. Premiums may also be paid monthly if paid by a pre-authorized check. Premiums, other than the initial premium, are payable only at our administrative mailing address.

Each owner will also define a planned periodic premium schedule that provides for payment of a level premium at fixed intervals for a specified period of time. You are not required to pay premiums in accord with this schedule.

Furthermore, you have flexibility to alter the amount, frequency, and the time period over which planned periodic premiums are paid. Failure to pay planned periodic premiums will not of itself cause the policy to lapse, nor will the payment of planned periodic premiums equal to or in excess of the required death benefit guarantee monthly premiums guarantee that the policy will remain in force beyond the first two policy years. Unless the policy is being continued under the death benefit guarantee, (see Death Benefit Guarantee), the policy will lapse any time outstanding loans exceed policy value less surrender charge or policy value less outstanding loans and less surrender charge is insufficient to pay certain monthly deductions, and a grace period expires without a sufficient payment. (see Policy Lapse and Reinstatement.) Subject to the minimum premiums required to keep the policy in force and the maximum premium limitations established under section 7702 of the Code, you may make unscheduled premium payments at any time in any amount during the lifetime of the insured until the maturity date. Monies received that are not designated as premium payments will be assumed to be loan repayments if there is an outstanding loan on the policy; otherwise, such monies will be assumed to be an unscheduled premium payment.

PREMIUM LIMITATIONS. In no event can the total of all prmiums paid exceed the current maximum premium limitations established for life insurance policies to meet the definition of life insurance, as set forth under Section 7702 of the Code. Those limitations will vary by issue age, sex, classification, benefits provided, and even policy duration. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal that amount. Any part of the premium in excess of that amount will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to the owner within 7 days of receipt. No further premiums will be accepted until allowed by subsequent maximum premium limitations.

The tax status of a policy and the tax treatment of distributions from a policy are dependent in part on whether or not the policy becomes a Modified Endowment Contract ("MEC"). A policy will become a MEC if premiums paid into the policy cause the policy to fail the 7-pay test set forth under Section 7702A of the Code. We will monitor premiums paid into each policy after the date of this prospectus to determine when a premium payment will exceed the 7-pay test and cause the policy to become a MEC. If you have given us instructions that the policy should not be allowed to become a MEC, any premiums in excess of the 7-pay limitation will first be applied to reduce any outstanding loan on the policy, and any further excess will be refunded to you within 7 days of receipt. If you have not given us instructions to the contrary, however, the premium will be paid into the policy and a letter of notification of MEC status will be sent to the owner. The letter of notification will include the available options, if any, for remedying the MEC status of the policy.

NET PREMIUMS. The net premium equals the premium paid less the percent of premium charge (see Percent of Premium Charge.)

ALLOCATION OF NET PREMIUMS. In the application for a policy, you can allocate all or part of the net premiums to the General Account and the various subaccounts of the Separate Account. Notwithstanding the allocation in the application, all net premiums received prior to the record date will initially be allocated to the General Account. Net premiums received prior to the record date will be credited to the policy on the later of the policy date or the date the premium is received. The record date is the date the policy is recorded on the books of Lincoln Life as an in-force policy, and may coincide with the policy date. Ordinarily, the policy will be recorded as in-force within three business days after the later of the date we receive the last outstanding requirement or the date of underwriting approval. Net premiums will continue to be allocated to the General Account until the record date. When the assets of the Separate Account are next valued following the record date, the value of the policy's assets in the General Account will automatically be transferred to the General Account and the subaccounts of the Separate Account in accord with your percentage allocation in the application. No charge will be imposed for this initial transfer. Net premiums paid after the record date will be credited to the policy on the date they are received and will be allocated in accord with your instructions in the application. The minimum percentage of each premium that may be allocated to the General Account or to any subaccount of the Separate Account is 10%; percentages must be in whole numbers. The allocation of future net premiums may be changed without charge at any time by providing written notification on a form suitable to us. You can also make arrangements with us to allow the allocation of future net premiums to be changed upon telephone request.

The value of the amount allocated to subaccounts of the Separate Account will vary with the investment experience of these subaccounts and the owner bears the entire investment risk. The value of the amount allocated to the General Account will earn a current interest rate guaranteed to be at least 4.0%. You should periodically review their allocations of premiums and values in light of market conditions, interest rates, and overall estate planning requirements.

DOLLAR COST AVERAGING PROGRAM

You may wish to make monthly transfers from the General Account to one or more of the subaccounts over a 12, 24, or 36-month period through the Dollar Cost Averaging ("DCA") program. Under the program, at least $5,000 is to be transferred from the General Account to the chosen subaccounts in accord with the most recent premium allocation. The transfers continue until the end of the DCA period or until the policy value in the General Account has been exhausted, whichever occurs sooner. DCA may also be terminated upon written request by the owner.

DCA has the effect, when purchases are made at fluctuating prices, of reducing the aggregate average cost per unit to less than the average of the unit values on the same purchase dates. However, participation in the DCA program does not assure the owner of a greater return on purchases under the program, nor will it prevent or necessarily alleviate losses in a declining market.

There are no charges associated with the DCA program. In order to participate in (or terminate participation in) the DCA program, the owner must complete a written request on a form suitable to us.

EFFECTIVE DATE

For all coverage provided in the original application, the effective date will be the policy date, provided the policy has been delivered and the initial premium has been paid prior to death and prior to any change in health or any other factor affecting insurability of the insured as shown in the application. The policy date is ordinarily the earlier of the date the full initial premium is received or the date on which the policy is approved for issue by Lincoln Life. It is stated in the policy specifications, and policy anniversaries are measured from this date.

For any increase, the effective date will be the first monthly anniversary day (the same date each month as the policy date) on or next following the day the application for the increase is approved.

For any insurance that has been reinstated, the effective date will be the first monthly anniversary day on or next following the day the application for reinstatement is approved.

Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears in this prospectus. Planned periodic premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form before 4:00 p.m. Eastern time on a business day will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request on or after 4:00 p.m. Eastern time on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

RIGHT-TO-EXAMINE POLICY

A policy may be returned to Lincoln Life for cancellation on or before 10 days after delivery to the owner (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, we will return any premium payments. However, if a premium payment was made by check, there may be a delay until the check clears. Any premium payments we receive before the end of the right-to-examine period will be held in the Money Market subaccount.

POLICY TERMINATION

All coverage under the policy will terminate when any one of the following occurs:

     1) the grace period ends without payment of required premium, and the policy is not being continued under the death benefit guarantee provision,

     2)   the policy is surrendered,

     3)   the insured dies, or

     4)   the policy matures.

CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the policy to compensate Lincoln Life for:

     1) providing the insurance benefit set forth in the policy and any optional insurance benefits added by rider;

     2)   administering the policy;

     3)   assuming certain risks in connection with the policy;

     4)   incurring expenses in distributing the policy.

We deduct charges in connection with the policy to compensate us for providing the policy's insurance benefit, administering the policy, assuming certain risks under the policy and for sales related expenses we incur. Lincoln Life may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

The nature and amount of these charges are described more fully below.

PERCENT OF PREMIUM CHARGE

A sales charge of 5.95% is deducted from each premium paid.

CONTINGENT DEFERRED SALES CHARGE (CDSC)

During the first 16 policy years, the policy value is subject to a contingent deferred sales charge which is deducted only if the policy lapses or is surrendered. During the first policy year, the CDSC is approximately equal to 30% of the required base minimum premium for the designated specified amount. The base minimum premium required varies with the age, sex, and rating class of the insured. To determine the first year CDSC per $1,000 of specified amount, multiply the base minimum found in the table of base minimum premiums (see Appendix A) times 30%.

During the second policy year, the CDSC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDSC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDSC exceeds $22.00 per $1,000 of specified amount, the CDSC is reduced to $22.00 per $1,000 of specified amount. Furthermore, upon surrender of the policy at any time during the first two policy years, the maximum total sales charges actually deducted (percent of premium charge plus CDSC) will never exceed the following maximum: 30% of premiums paid up to the first 12 death benefit guarantee monthly premiums, plus 10% of premiums paid up to the next 12 death benefit guarantee monthly premiums, plus 5.95% of premiums paid in excess of those amounts.

During the third and subsequent policy years, the CDSC will equal the CDSC during the second policy year times the percent indicated in the table below.

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE (CDAC)

During the first 16 policy years, the policy value is subject to a contingent deferred administrative charge which is deducted only if the policy lapses or is surrendered. This charge is to recover costs for underwriting, issue and initial administration of the policy. During the first policy year, the CDAC is approximately equal to 30% of the required base minimum premium for the designated specified amount. To determine the first year CDAC per $1,000 of specified amount, multiply the base minimum premium found in the table of base minimum premiums (see Appendix A) times 30%.

During the second policy year, the CDAC is approximately equal to 30% of the base minimum premium required for the first two policy years for the designated specified amount. To determine the second year CDAC per $1,000 of specified amount, multiply the base minimum premium for the first two years times 30%. If the resulting CDAC exceeds $22.00 per $1,000 of specified amount, the CDAC will be reduced to $22.00 per $1,000 of specified amount.

During the third and subsequent policy years the CDAC will equal the CDAC during the second policy year times the percent indicated in the table below.

An additional CDAC will be imposed under the policy in the event of each requested increase in specified amount. The additional CDAC is an amount per $1,000 of increased specified amount and will be deducted upon the surrender of the policy at any time during the 16 years following such increase. The amount of the CDAC will be equal to the CDAC that would apply to a newly issued policy at the age of the insured at the time of the increase. The percentage of the CDAC applicable in any year after the increase is shown in the following table, where policy year is calculated from the date of the increase.

  DURING POLICY YEAR     PERCENT OF CDSC AND CDAC
(OR AFTER AN INCREASE)        TO BE DEDUCTED
----------------------   ------------------------
3, 4 or 5                          100%
6                                  95
7                                  90
8                                  85
9                                  80
10                                 70
11                                 60
12                                 50
13                                 40
14                                 30
15                                 20
16                                 10

When you request an increase in the specified amount, no additional premium is required provided that the current net cash surrender value is sufficient to cover the CDAC associated with the increase, as well as the increase in the cost of insurance charges which result from the increase in specified amount. However, if the net cash surrender value is insufficient to cover such costs, additional premium will be required for the increase to be granted, and the percent of premium charge will be deducted from that additional premium.

SURRENDER CHARGE

The total of all contingent deferred sales charges and all contingent deferred administrative charges are collectively referred to as the surrender charge. The surrender charges for the first 5 years are shown in Appendix B. For surrender charges during policy years 6 through 16 the values shown in Appendix B should be multiplied by the percentages given in the table under Charges and deductions above. For increases in the specified amount, additional surrender charges apply. During the first year after an increase, the additional surrender charges are calculated by multiplying the values in Appendix B by one-fourth. During years 2-5 after an increase, the values in Appendix B should be multiplied by one-half. During years 6 through 16 after an increase, the values in Appendix B are multiplied by one-half and by the percentage given in the table above. Surrender charges are higher in the earlier years of the policy reducing its net cash surrender value. Thus if you surrender the policy in the early years there may be little or no money to return to you.

MONTHLY DEDUCTIONS

On the policy date and on each monthly anniversary day following, deductions will be made from the policy value. These deductions are of two types: a monthly administrative charge and a monthly cost of insurance charge. Ordinarily, the monthly deductions are deducted from the policy value in proportion to the values in the General Account and the subaccounts.

COST OF INSURANCE CHARGES

On the policy date and on each monthly anniversary day following, cost of insurance charges will be deducted from the policy value. Ordinarily, the cost of insurance charges are deducted in proportion to the values in the General Account and the subaccounts.

The cost of insurance charges depend upon a number of variables, and the cost for each policy month can vary from month to month. It will depend, among other things, on the amount for which Lincoln Life is at risk to pay in the event of the insured's death. On each monthly anniversary day, we will determine the monthly cost of insurance for the following month as equal to:

     a)   the death benefit on the monthly anniversary day; divided by

     b) 1.0032737 (the monthly interest factor equivalent to an annual interest rate of 4%); minus,

     c) the policy value on the monthly anniversary day without regard to the cost of insurance; divided by

     d)   1,000; the result multiplied by

     e)   the applicable cost of insurance rate per $1,000 as described below.

The cost of insurance rates are based on the sex, attained age (age of the insured on a policy anniversary), and rate class of the person insured. In states requiring unisex rates, in federally qualified pension plan sales, in employer sponsored situations and in any other situation where unisex rates are required by law, the cost of insurance rates are not based on sex. The monthly cost of insurance rates may be changed by Lincoln Life from time to time. A change in the cost of insurance rates will apply to all persons of the same attained age, sex and rate class and whose policies have been in effect for the same length of time. The cost of insurance rates will not exceed those described in the table of guaranteed maximum insurance rates shown in the policy. For attained ages under sixteen, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday; or for attained ages sixteen and over, depending on the smoking status of the insured, these rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table, age last birthday, or the 1980 Commissioner's Standard Ordinary Smoker Mortality Table, age last birthday. Standard rate classes have guaranteed rates which do not exceed 100% of the applicable table.

The rate class of an insured will affect the cost of insurance rate. We currently place insureds into a standard rate class or rate classes involving a higher mortality risk. In an otherwise identical policy, insureds in the standard rate class will have a lower cost of insurance than those in the rate class with the higher mortality risk. The standard rate class is also divided into four categories: preferred nonsmoker, standard nonsmoker, preferred smoker, and standard smoker. Insureds who are standard nonsmoker or preferred nonsmoker will generally incur a lower cost of insurance than those insureds who are in the smoker rate classes. Likewise, insureds who are preferred smoker or preferred nonsmoker will generally incur a lower cost of insurance than similarly situated insureds who are standard smoker or standard nonsmoker respectively.

MONTHLY ADMINISTRATIVE CHARGE

A monthly administrative charge of $6 is deducted from the policy value each month the policy is in force to compensate us for continuing administration of the policy, premium billings, overhead expenses, and other miscellaneous expenses. We do not anticipate any profits from this charge. This charge is guaranteed not to increase during the life of the policy.

FUND CHARGES AND EXPENSES

The investment advisor for each of the funds deducts a daily charge as a percent of the net assets in each fund as an asset management charge. It is estimated that, in the aggregate, such fees and expenses for the funds, expressed as an annual percentage of each fund's net assets, will range from 0.29% to 0.76%. These charges and other fund expenses have the effect of reducing the investment results credited to the subaccounts.


                                                                         TOTAL ANNUAL                      TOTAL FUND
                                                                        FUND OPERATING                     OPERATING
                                                                           EXPENSES                         EXPENSES
                                                                           WITHOUT           TOTAL            WITH
                                             MANAGEMENT      OTHER        WAIVERS OR      WAIVERS AND      WAIVERS OR
ASSET FUND                                     FEE(1)     EXPENSES(1)   REDUCTIONS(1)    REDUCTIONS(1)   REDUCTIONS(1)
----------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INSURANCE SERIES:
Asset Allocation                                .31%         .01%            .32%            .00%             .32%
Bond                                            .38%         .01%            .39%            .00%             .39%
Cash Management                                 .32%         .01%            .33%            .00%             .33%
Global Growth                                   .54%         .02%            .56%            .00%             .56%
Global Small Capitalization                     .72%         .04%            .76%            .00%             .76%
Growth                                          .33%         .02%            .35%            .00%             .35%
Growth-Income                                   .28%         .01%            .29%            .00%             .29%
High-Income Bond                                .47%         .01%            .48%            .00%             .48%
International                                   .50%         .04%            .54%            .00%             .54%
U.S. Gov't/AAA-Rated                            .39%         .02%            .41%            .00%             .41%

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST:
LVIP Delaware Growth and Income(2)              .35%         .08%            .43%            .00%             .43%
LVIP Delaware Special Opportunities(2)          .42%         .09%            .51%            .00%             .51%

(1)  Expressed as an annual percentage of each fund's average daily net assets.

(2) Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.

See the funds' prospectuses for more complete information about the expenses of the funds.

Take note that during extended periods of low interest rates, the yields of money market subaccounts (Cash Management) may become extremely low, and possibly negative.

MORTALITY AND EXPENSE RISK CHARGE

Lincoln Life deducts a daily charge as a percent of the assets of the Separate Account as a mortality and expense risk charge. This charge has the effect of reducing gross investment results credited to the subaccounts. The daily rate currently charged is .0021917% (which is approximately equal to an annual rate of .80%) of the value of the net assets of the Separate Account. This deduction may increase or decrease, but is guaranteed not to exceed .90% in any policy year.

The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, death benefits will be payable sooner than expected. The expense risk assumed is that expenses incurred in issuing and administering the policies will be greater than estimated.

OTHER CHARGES

Two other miscellaneous charges are occasionally incurred: a withdrawal charge and a transfer charge. The withdrawal charge is incurred when the owner of the policy requests a withdrawal from the policy value; the charge is deducted from the withdrawn amount and the balance is paid to the owner. Withdrawals may be made any time after the first policy year, but only one withdrawal may be made per year. The withdrawal charge is $10 for each withdrawal.

The transfer charge is incurred when the owner requests that funds be transferred from one subaccount or the General Account to another subaccount or the General Account. The transfer charge is $10, and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers.

We also reserve the right to deduct from the policy value any amounts charged for federal or other governmental income taxes that might result from a change in the current tax laws. Current tax laws do not charge income taxes on the policy value.

REDUCTION OF CHARGES

The percent of premium charge, surrender charge, and the monthly administrative charge set forth in this prospectus may be reduced because of special circumstances that result in lower sales, administrative, or mortality expenses. For example, special circumstances may exist in connection with sales to Lincoln Life policyowners, or sales to employees of Lincoln Life. The amounts of any reductions will reflect the reduced sales effort and administrative costs resulting from, or the differences in expected death claims as a result of, the special circumstances. Reductions will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

TERM CONVERSION CREDITS

We currently have a term conversion program which gives premium credits to the policy if the owner is converting from a term insurance policy that meets certain requirements. Term insurance policies issued by Lincoln Life or by any other life insurance company may be considered for conversion to the policy under this program and for possible term conversion credits. Except for guaranteed term conversion privileges provided under some Lincoln Life term insurance policies or otherwise provided by special agreement, all term insurance policy conversions are subject to evidence of insurability satisfactory to us. All conversion credits are deposited in the policy without the percent of premium charge. The amount of the term conversion credits and the requirements for qualification for those credits is subject to change by Lincoln Life, but such changes will not be unfairly discriminatory against any person, including the affected policyowners and owners of all other policies funded by the Separate Account.

POLICY BENEFITS

DEATH BENEFIT AND DEATH BENEFIT TYPES

As long as the policy remains in force (see Policy Lapse and Reinstatement), Lincoln Life will, upon proof of the insured's death, pay the death benefit proceeds of the policy to the named beneficiary in accordance with the designated death benefit type. The proceeds may be paid in cash or under one or more of the payment options set forth in the policy. (See Proceeds and Payment Options.) The death benefit proceeds payable under the designated death benefit type will be increased by any unearned loan interest, and will be reduced by any outstanding loan and any due and unpaid charges. (See Proceeds and Payment Options.) These proceeds will be further increased by any additional insurance on the insured provided by rider.

The specified amount, which may not be less than $200,000, is the amount requested by the policy owner at the time of application for insurance. This amount, in combination with a death benefit option, will define the death benefit. The specified amount is a field on the Policy Specification Page.

If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SECURELINE(R) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened. Refer to the description of the SECURELINE(R) account under the section headed "Proceeds and Payment Options" for more information.

THE POLICY OFFERS TWO DEATH BENEFIT TYPES: Option 1, basic coverage, and Option 2, basic plus policy value coverage. Generally, the owner designates the death benefit type in the application. The owner may change the death benefit type at any time. (See Policy Changes.)

OPTION 1. The death benefit is calculated as the greater of the specified amount of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

OPTION 2. The death benefit is equal to the greater of the specified amount plus the policy value of the policy or a specified percentage of the policy value on or prior to the date of death. The specified percentage at any time is based on the attained age of the insured as of the beginning of the policy year.

Under a OPTION 1 basic coverage, the net amount at risk decreases as the policy value increases. (The net amount at risk is equal to the death benefit less the policy value.) Under a OPTION 2 basic plus policy value coverage, the net amount at risk remains constant, so the cost of insurance deduction will be relatively higher on a Option 2 basic plus policy value coverage than on a Option 1 basic coverage. As a result, policy values under a Option 1 basic coverage tend to increase faster than under a Option 2 basic plus policy value coverage, assuming favorable investment performance. Because of this, policyowners that are more interested in achieving higher policy values more quickly (assuming favorable investment experience) would be more likely to select a Option 1 basic coverage. In contrast, the death benefit under Option 2 will increase or decrease as the policy value increases or decreases. Consequently, policyowners who are more interested in increasing total death benefits (assuming favorable investment experience) would be more likely to select a Option 2 basic plus policy value coverage.

The table below lists the specified percentage applicable to the given attained age.

                 SPECIFIED
ATTAINED AGE    PERCENTAGE
--------------------------
40 or younger       250%
41                  243
42                  236
43                  229
44                  222
45                  215
46                  209
47                  203
48                  197
49                  191
50                  185
51                  178
52                  171
53                  164
54                  157
55                  150
56                  146
57                  142
58                  138
59                  134
60                  130
61                  128
62                  126
63                  124
64                  122
65                  120
66                  119
67                  118
68                  117
69                  116
70                  115
71                  113
72                  111
73                  109
74                  107
75                  105
through 90
91                  104
92                  103
93                  102
94                  101
95 or older         100

EXAMPLES. For both examples, assume that the insured dies at or under the age of 40 and that there is no outstanding policy loan.

Under OPTION 1, a policy with a specified amount of $250,000 will generally pay $250,000 in life insurance death benefits. However, because life insurance death benefits cannot be less than 250% (the applicable specified percentage) of policy value, any time the policy value of this policy exceeds $100,000, the life insurance death benefit will exceed the $250,000 specified amount. If the policy value equals or exceeds $100,000, each additional dollar added to the policy value will increase the life insurance death benefit by $2.50. Thus, for a policy with a specified amount of $250,000 and a policy value of $200,000, the beneficiary will be entitled to a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $300,000 will yield a life insurance death benefit of $750,000 (250% x $300,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000). Similarly, so long as policy value exceeds $100,000, each dollar taken out of policy value will reduce the life insurance death benefit by $2.50. If at any time the policy value multiplied by the specified percentage is less than the specified amount, the life insurance death benefit will equal the specified amount of the policy.

Under OPTION 2, a policy with a specified amount of $250,000 will generally pay life insurance death benefits of $250,000 plus policy value. Thus, for example, a policy with a specified amount of $250,000 and policy value of $50,000 will yield a life insurance death benefit equal to $300,000 ($250,000 + $50,000); a policy value of $100,000 will yield a life insurance death benefit of $350,000 ($250,000 + $100,000). The life insurance death benefit cannot, however, be less than 250% (the applicable specified percentage) of policy value. As a result, if the policy value of the policy exceeds $166,667, the life insurance death benefit will be greater than the specified amount plus policy value. Each additional dollar added to policy value above $166,667 will increase the life insurance death benefit by $2.50. A policy with a policy value of $200,000 will therefore have a life insurance death benefit of $500,000 (250% x $200,000); a policy value of $500,000 will yield a life insurance death benefit of $1,250,000 (250% x $500,000); a policy value of $1,000,000 will yield a life insurance death benefit of $2,500,000 (250% x $1,000,000).

Similarly, any time policy value exceeds $166,667, each dollar withdrawn from policy value will reduce the life insurance death benefit by $2.50. If at any time, however, policy value multiplied by the specified percentage is less than the specified amount plus policy value, then the life insurance death benefit will be the specified amount plus policy value.

The above examples describe scenarios which include favorable investment performance. In addition, the applicable percentage of 250% that is used is for ages 40 or younger. Because the applicable percentage decreases as the attained age increases, the impact of the applicable percentage on the death benefit payment levels will be lessened as the attained age progresses beyond age 40.

DEATH BENEFIT GUARANTEE

We expect payment of the required death benefit guarantee monthly premiums will be sufficient, when combined with net investment results, to pay for all charges to the policy during the first two policy years, and thereby provide life insurance protection on the insured for that period. In some situations, however, the combination of poor net investment results and monthly deductions could result in the net cash surrender value being reduced to zero. In such situations, we will continue the policy in force for the first two policy years, provided the death benefit guarantee monthly premium requirement continues to be met taking into consideration loans or partial withdrawals. Lincoln Life makes no charge for this additional benefit.

POLICY CHANGES

CHANGE IN TYPE OF DEATH BENEFIT. You may also change the type of death benefit coverage from Option 1 to Option 2 or from Option 2 to Option 1. The request for such a change must be made in writing on a form suitable to us. The change will be effective on the first monthly anniversary day on or next following the day we receive the request. No change in the type of death benefit will be allowed if the resulting specified amount would be less than the minimum specified amount of $50,000.

If the change is from Option 1 to Option 2, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change minus the policy value on the date of change.

If the change is from Option 2 to Option 1, the insured's specified amount after such change will be equal to the insured's specified amount prior to such change plus the policy value on the date of change.

CHANGES IN AMOUNT OF INSURANCE COVERAGE. In addition to the above changes, you may request to increase or decrease the specified amount at any time. The request for such a change must be from you and in writing on a form suitable to us. Any decrease will become effective on the first monthly anniversary day on or next following the day the request is received by us. Any such decrease will reduce insurance first against insurance provided by the most recent increase, next against the next most recent increases successively, and finally against insurance provided under the original application. The specified amount after any requested decrease may not be less than $50,000. Any request for an increase must be applied for on a supplemental application. Such increase will be subject to evidence of insurability satisfactory to us and to its issue rules and limits at the time of increase. Furthermore, such increase will not be allowed unless the net cash surrender value is sufficient to cover the next monthly deductions and the surrender charge for the increase. Any increase will become effective on the first monthly anniversary day on or next following the day the application for increase is approved.

Changes in the initial specified amount, partial withdrawals, and/or death benefit option during the first two policy years may affect the death benefit guarantee monthly premium. These events and loans may also affect the policy's ability to remain in force.

POLICY VALUE

The policy provides for the accumulation of policy value, which is calculated as often as the assets of the Separate Account are valued. The policy value varies with the amount of interest credited to the General Account and the investment performance of the Separate Account, as well as other factors. In particular, policy value also depends on any premiums received, any policy loans, and any charges and deductions assessed the policy. The policy has no guaranteed minimum policy value.

On the policy date the policy value will be the initial net premium, minus the sum of the following:

     a)   The monthly administrative charge;

     b)   The cost of insurance for the first month;

     c)   Any charges for extra benefits.

On each monthly anniversary day the policy value is equal to the sum of the following:

     a)   The policy value on the preceding day;

     b) Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     c) Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

     d) Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

     e)   Any net premiums received since the preceding day.

Minus the sum of the following:

     f) Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     g)   Any withdrawals;

     h) Any amount charged against the investment amount for federal or other governmental income taxes;

     i)   The monthly administrative charge;

     j)   The cost of insurance for the following month;

     k)   Any charges for extra benefits.

On any day other than a monthly anniversary day, the policy value is equal to the sum of the following:

     a)   The policy value on the preceding day;

     b) Any increase due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     c) Interest at not less than an annual rate of 4.0% (the General Account guaranteed interest rate) on amounts allocated to the General Account;

     d) Interest at not less than an annual rate of 4.0% on any outstanding loan amount;

     e)   Any net premiums received since the preceding day.

Minus the sum of the following:

     f) Any decrease due to net investment results in the value of the subaccounts to which the investment amount is allocated;

     g)   Any withdrawals;

     h) Any amount charged against the investment amount for federal or other governmental income taxes.

The charges and deductions described above are further discussed in the Charges and Deductions section beginning on page 14.

NET INVESTMENT RESULTS. The net investment results are the changes in the unit values of the subaccounts from the previous valuation day to the current day. The net investment results are equal to the per unit change in the market value of each fund's assets reduced by the per unit share of the mortality and expense risk charge for the period, and increased by the per unit share of any dividends credited to the subaccount by the fund during the period. The market value of fund assets reflect the asset management charge and any miscellaneous expenses incurred by the fund.

The value of the assets in the funds will be taken at their fair market value in accordance with accepted accounting practices and applicable laws and regulations.

TRANSFER BETWEEN SUBACCOUNTS

Any time after the record date, you may request to transfer an amount from one subaccount to another. The request to transfer funds must be in writing on a form suitable to us. Transfers may be made by telephone request only if the owner has previously authorized telephone transfers in writing on a form suitable to us. You may also send your request by facsimile to the Administrative Office. We will follow reasonable procedures to determine that the telephone requester is authorized to request such transfers, including requiring certain identifying information contained in the written authorization. If such procedures are followed, we will not be liable for any loss arising from any telephone transfer. Transfers will take effect on the date that the request is received at our administrative mailing address. A transfer charge of $10 is made for each transfer and is deducted from the amount transferred; however, the transfer charge is currently being waived for all transfers. The minimum amount which may be transferred between subaccounts is $100. The maximum number of transfers allowed in a policy year is twelve.

TRANSFER TO AND FROM THE GENERAL ACCOUNT

Any time after the record date, you may also request to transfer amounts from the Separate Account to the General Account. Transfers from the General Account to the Separate Account are subject to several restrictions:

     1) only one transfer from the General Account to the Separate Account is allowed during any twelve consecutive months; and

     2) as of the date of the transfer, the amount transferred may be any amount up to, but not exceeding, 20% of the unloaned policy value in the General Account. Currently, the 20% maximum transfer limitation does not apply for the first 6 months after the policy issue date.

There is no minimum transfer amount. However, if the unloaned portion of the General Account is $500 or less, the owner may transfer all or a portion of this amount to the Separate Account and the 20% maximum transfer restriction does not apply. For each transfer there is a $10 charge deducted from the amount transferred. Currently, this transfer charge is being waived.

Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

MARKET TIMING

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures").

Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the fund.

You should be aware that purchase and redemption orders received by funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which premium payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccounts to subaccounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1-2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your policy may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to subaccounts investing in particular funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment advisor, the fund would be unable to invest effectively in accordance with its investment objectives or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the subaccount units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we received notice of the refusal. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. Some funds may also impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of business days after purchase.) We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

LOANS

You may, upon written request, borrow against the policy. You must execute a written loan agreement with us. The policy will be the sole security for the loan, and the policy must be assigned to us as part of the loan agreement. Ordinarily, the loan will be processed within seven days from the date the request for a loan is received at our administrative mailing address. Payments may be postponed under certain circumstances. (See Postponement of Payments.)

A loan taken from, or secured by, a policy may have federal income tax consequences. In particular, adverse tax consequences may occur if the policy lapses with outstanding loans. (See Tax Issues.)

LOAN AMOUNT. The amount of all outstanding loans with interest may not exceed the policy value less surrender charge as of the date of the policy loan. Note, however, that in the earlier policy years, depending on the premium payments made, or if you have requested a substantial reduction in specified amount, there may be little or no policy value available. If at any time the total of policy loans plus loan interest equals or exceeds the policy value less surrender charge, notice will be sent to the last known address of the owner, and any assignee of record, and the policy will enter into the grace period. If sufficient payment is not received within 61 days after notice is mailed, the policy will lapse and terminate without value. (See Policy Lapse and Reinstatement.)

DEDUCTION OF LOAN AND LOAN INTEREST. Unless we agree otherwise the amount of any loan or unpaid loan interest will be deducted from the General Account and the subaccounts in proportion to the value in each. Amounts deducted from the Separate Account will be transferred to the Lincoln Life General Account, where they will earn interest at an annual rate of not less than 4.0%; currently, loaned amounts earn interest at an annual rate of 4.95%. Any interest not paid when due will be added to the existing loan amount and will also be charged interest at the same policy loan rate. Policy Values in the Loan Account (Loan Collateral account) are part of the Company's General Account.

The amount will remain a part of the policy value, but will not be increased or decreased by investment results in the Separate Account. Therefore, the policy value could be more or less than what it would have been if the policy loan had not been made, depending on the investment results in the Separate Account compared to the interest credited to the assets transferred to the General Account to secure the loan. In this way, a loan may have a permanent effect upon both the policy value and the death benefit and may increase the potential for policy lapse.

LOAN REPAYMENTS. Loan repayments will ordinarily be allocated to the General Account and the subaccounts in accord with the most recent premium allocation. Any loan not repaid at the time of surrender of the policy, maturity, or death of the insured will be deducted from the amount otherwise payable.

WITHDRAWALS

Any time after the first policy year, and during the lifetime of the insured, you may make cash withdrawals from the policy value. The amount and timing of withdrawals is subject to certain limitations. The minimum withdrawal is $500 and only one withdrawal may be made during a policy year. During any year in which the surrender charge is greater than zero, the amount of the withdrawal may not be more than 20% of the net cash surrender value (except that we have the current practice of waiving the 20% limitation after the tenth policy year). During any year in which the surrender charge is equal to zero, the amount of the withdrawal may not be more than the net cash surrender value. A charge of $10 is made for each withdrawal and is deducted from the withdrawn amount; the balance is paid to the owner. You should be aware that withdrawals may result in the owner incurring a tax liability. (See Tax Issues.)

DEDUCTION OF WITHDRAWAL. When a withdrawal is made, the policy value will be reduced by the amount of the withdrawal. The amount will be deducted from the General Account and the subaccounts in proportion to the values in the General Account and the subaccounts. The deduction may be made by some other method if the owner requests it, and if such method is acceptable to us.

EFFECT OF WITHDRAWALS ON DEATH BENEFIT AND COST OF INSURANCE. A withdrawal may affect the death benefit amount in one of several ways. First, if the death benefit type is Option 1, the specified amount will automatically be reduced by the amount of the withdrawal, and thus will lower the death benefit by the same amount. If the death benefit is Option 2, this reduction in the specified amount does not occur, but the death benefit is lowered by the amount the policy value is decreased by the withdrawal. In addition, since the death benefit is required to be at least equal to the specified percentage multiplied times the policy value, a reduction in the policy value will sometimes result in a reduction in the death benefit equal to the specified percentage times the reduction in policy value. (See Death Benefit and Death Benefit Types.) In such cases, where the death benefit is reduced by an


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amount greater than the withdrawal, the subsequent cost of insurance will be reduced (under either type of death benefit) to reflect the excess reduction in death benefit.

No withdrawal will be allowed if the resulting insured's specified amount would be less than $50,000. The request for withdrawal must be in writing on a form suitable to us.

Ordinarily, withdrawals will be processed within seven days from the date the request for a withdrawal is received at our administrative mailing address. Payment of the withdrawal amount may be postponed under certain circumstances. (See Postponement of Payments.)

POLICY LAPSE AND REINSTATEMENT

During the first two policy years, insurance coverage under the policy will be continued in force as long as the total premiums paid (minus any partial withdrawals and minus any outstanding loans) equals or exceeds the death benefit guarantee monthly premium times the number of months since the policy date, including the current month. Unless coverage is being continued under the death benefit guarantee (see Death Benefit Guarantee) lapse will occur when the policy value less surrender charges and less outstanding loans is insufficient to cover the monthly deductions and the grace period expires without a sufficient payment. The policy value may be insufficient to pay the cost of insurance because it has been exhausted by earlier deductions; due to poor investment performance, withdrawals, indebtedness for policy loans, substantial reductions in specified amount, the terms of certain riders added to the policy, or because of some combination of these factors. Insurance coverage will continue during the grace period, but the policy will be deemed to have no policy value for purposes of policy loans and surrenders. Regardless of premium payments or current net cash surrender value, coverage will never be continued beyond the maturity date of the policy.

A grace period of 61 days will begin on the date we send a notice of any shortfall to the last known address of the owner or any assignee. The owner must, during the grace period, make a payment sufficient to cover the monthly deductions and any other charges due under the policy until the end of the grace period. Failure to make a sufficient payment during the grace period will cause the policy to lapse. If lapse occurs during the first two policy years, any excess sales charge will be returned to the owner. If the insured dies during the grace period, regardless of the cause of the grace period, any due and unpaid monthly deductions will be deducted from the death benefit.

You may reinstate a lapsed policy at any time within five years after the date of lapse and before the maturity date by submitting evidence of insurability satisfactory to us and a premium sufficient to keep the policy in force for two months as well as the repayment of any indebtedness. The effective date of a reinstatement will be the first monthly anniversary day on or next following the day the application for reinstatement is approved. The above will not apply if the policy had been previously surrendered.

SURRENDER OF THE POLICY

You may surrender the policy at any time during the lifetime of the insured and receive the net cash surrender value. Please note that if you surrender your policy in its early years, you may receive little or no cash value. The net cash surrender value is equal to the policy value minus any surrender charge, minus any outstanding loan and plus any unearned loan interest. If surrender occurs during the first two policy years, any excess sales charge will be returned to the owner. The request must be made in writing on a form suitable to us. The request will be effective the date the request is received at our administrative mailing address, or at a later date if you so request.

Ordinarily, the surrender will be processed within seven days from the date the request for surrender is received. However, if you have money due from the General Account, payment from the General Account may be deferred up to six months at Lincoln Life's option. If Lincoln Life exercises its right to defer any payment from the General


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Account interest will be paid as required by law from the date the recipient would otherwise have been entitled to receive the payment. The tax treatment of a surrender policy is discussed under Tax Issues.

If you request lump sum surrender and the policy's surrender value is over $5,000, your surrender proceeds will be placed into a SECURELINE(R) account in your name. Refer to the description of the SECURELINE(R) account under the section headed "Proceeds and Payment Options" for more information.

All coverage under the policy will automatically terminate and may not be reinstated if the owner makes a full surrender. A full or partial surrender of the policy may have tax consequences.

PROCEEDS AND PAYMENT OPTIONS

PROCEEDS. The amount payable under the policy on the maturity date (the policy anniversary following the insured's 99th birthday), on the surrender of the policy, or upon the death of any insured person is called the proceeds of the policy.

The proceeds to be paid on the death of the insured will be the death benefit minus any outstanding policy loan, and plus any unearned loan interest. The proceeds to be paid on the surrender of the policy or on the maturity date will be the net cash surrender value.

Any amount to be paid at the death of the insured or any other termination of this policy will be paid in one sum unless otherwise provided. Interest will be paid on this amount from date of death or maturity to date of payment at a specified rate, not less than that required by law. All or part of the sum of this amount and such interest credited to date of payment will be applied to any payment option.

To the extent allowed by law, proceeds are not to be subject to any claims of a beneficiary's creditors.

For surrenders and death benefit settlements where the proceeds are over $5,000, the proceeds will be placed into a SECURELINE(R) account. The SECURELINE(R) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SECURELINE(R) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SECURELINE(R) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SECURELINE(R) account. Interest credited in the SECURELINE(R) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SECURELINE(R) account.

PAYMENT OPTIONS. Upon written request, all or part of the proceeds and interest credited thereon may be applied to any payment option available from us at the time payment is to be made. Under certain conditions, payment options will only be available with our consent. Such conditions will exist if the proceeds to be settled under any option are $2,500 or less, or if any installment or interest payment is $25 or less. In addition, if any payee is a corporation, partnership, association, trustee, or assignee, our approval is needed before any proceeds can be applied to a payment option.

You may elect any payment option while the insured is alive and may change that election if that right has been reserved. When the proceeds become payable to a beneficiary, the beneficiary may elect any payment option if the proceeds are available to the beneficiary in one sum.

The option date is any date the policy terminates under the termination provision.


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Any proceeds payable under the policy may also be settled under any other method of settlement offered by us on the option date. Additional interest as we may determine may be paid or credited from time to time in addition to the payments guaranteed under a payment option. The payment option elected, as well as the time the election is made, may have tax consequences.

When proceeds become payable under a payment option, a payment contract will be issued to the payee in exchange for the policy. Such payment contract may not be assigned. Any change in payment option may be made only if it is provided for in the payment contract. Under some of the payment options, proceeds may be withdrawn under such payment option if provided for in the payment contract. The amount to be withdrawn varies by the payment option.

GENERAL PROVISIONS

THE CONTRACT

The entire contract consists of the policy plus the application and any supplemental application, plus any riders, plus any amendments. The policy is issued in consideration of the application and payment of the Initial premium. Only statements in the application and any supplemental applications can be used to contest the validity of the policy or defend a claim. These statements are, in the absence of fraud, considered representations and not warranties. A change in the policy will be binding on us only if the change is in writing and the change is made by the President, Vice President, Secretary, or Assistant Secretary of Lincoln Life.

The policy is nonparticipating; it will not share in our profit or surplus earnings.

SUICIDE

If the insured commits suicide, while sane or insane, within two years from the policy date, our total liability under the policy will be the premiums paid, minus any policy loan, plus any unearned loan interest, minus any prior withdrawals, and minus the cost of any riders.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in insurance, our total liability with respect to such increase will be its cost of insurance and monthly charges.

If the insured commits suicide, while sane or insane, within two years from the effective date of any reinstatement, our total liability with respect to such reinstatement will be the premiums paid since the effective date of the reinstatement, minus any policy loan, plus any loan interest, minus any prior withdrawals, and minus the cost of any riders.

REPRESENTATIONS AND CONTESTABILITY

All statements made in an application by, or on behalf of, the insured will, in the absence of fraud, be deemed representations and not warranties. Statements may be used to contest a claim or validity of the policy only if these statements are contained in the application for issue, reissue, or reinstatement, or in any supplemental application, and a copy of that application or supplemental application is attached to the policy. The policy will not be contestable after it has been in force for two years from the policy date during the lifetime of the insured. Also, any increase in coverage or any reinstatement will not be contestable after that increase or reinstatement has been in force two years from its effective date during the lifetime of the insured. Any contest will then be based only on the application for the increase or reinstatement and will be subject to the same conditions as for contest of the policy.

INCORRECT AGE OR SEX

If there is an error in the age or sex of the insured, the excess of the death benefit over the policy value will be adjusted to that which would be purchased by the most recent cost of insurance at the correct age and sex. The resulting death benefit will not be less than the percentage of the policy value required by the death benefit provision at the insured's correct age.


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CHANGE OF OWNER OR BENEFICIARY

The owner of the policy is the owner identified in the application, or a successor. All rights of the owner belong to the owner while the insured is alive. The rights pass to the estate of the owner if the owner dies before the insured. The owner may transfer all ownership rights and privileges to a new owner while the insured is living. The request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. The change will be effective the day that the request is received at our administrative mailing address. We will not be responsible for any payment or other action taken before having recorded the transfer. A change of ownership will not, in and of itself, affect the interest of any beneficiary. A change of ownership may have tax consequences.

The beneficiary is identified in the application for the policy, and will receive the proceeds when the insured dies. The beneficiary may be changed by the owner while the insured is alive, and provided that any prior designation does not prohibit such a change. The change request must be in writing on a form suitable to us and received at our administrative address. Once recorded, the change will be effective as of the date signed. A change will revoke any prior designation of the beneficiary. We reserve the right to require the policy for endorsement of the change of beneficiary designation.

If not otherwise provided, the interest of any beneficiary who dies before the insured will pass to any other beneficiaries according to their interest. If no beneficiary survives the insured, the proceeds will be paid in one sum to the owner, if living. If the owner is not living, the proceeds will be paid to the owner's estate.

ASSIGNMENT

Any assignment of the policy will not be binding on us unless it is in writing on a form suitable to us and is received at our administrative mailing address. We will not be responsible for the validity of any assignment, and reserve the right to require the policy for endorsement of any assignment. An assignment of the policy may have tax consequences.

REPORTS AND RECORDS

We will maintain all records relating to the Separate Account. We will mail to the owner at least once each year a report, without charge, which will show the current policy value, the current net cash surrender value, the current death benefit, any current policy loans, any premiums paid, any cost of insurance charges deducted, and any withdrawals made. The report will also include any other data that may be required where the contract is delivered.

In addition, we will provide to policyowners semiannually, or otherwise as may be required by regulations under the 1940 Act, a report containing information about the operations of the funds.

Policy owners will receive statements of significant transactions such as: changes in specified amount or death benefit option; transfers among subaccounts; premium payments; loans and repayment of loans; reinstatement; and termination.

We have entered into an agreement with Mellon Bank, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.

PROJECTION OF BENEFITS AND VALUES

At the owner's request, we will provide a report to the owner which shows projected future results. The request must be in writing to our administrative mailing address on a form suitable to us. The report will be comparable in format to those shown in Appendix D and will be based on assumptions in regard to the death benefit as may be specified by the owner, planned premium payments as may be specified by the owner, and such other assumptions as are necessary and specified either by the owner or us. A reasonable fee may be charged for this projection.


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POSTPONEMENT OF PAYMENTS

Payments of any amount payable on surrender, loan, or benefits payable at death or maturity may be postponed whenever:

     (i) The New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

     (ii) the Commission by order permits postponement for the protection of owners; or

     (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practical or it is not reasonably practical to determine the value of the Separate Account's net assets.

Transfers may also be postponed under such circumstances.

Requests for surrenders or policy loans of policy values representing premiums paid by check may be delayed until such time as the check has cleared the owner's bank.

RIDERS

The availability of the riders listed below is subject to approval by the Insurance Department of the state in which the policy is issued, and is also subject to the current underwriting and issue procedures in place at the time of the application. The underwriting and issue procedures are subject to change without notice. In our discretion, we may offer additional riders that may alter the benefits or charges in your policy. Riders may have tax consequences. Adding a term insurance rider may diminish the policy value of your base policy or of other riders. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Term insurance is less costly for you to purchase. If term insurance is purchased, there is no increase in the cash value of your policy.

TERM RIDER FOR COVERED INSURED. The spouse and/or children of the Primary Insured may be added as an Other Insured on the base plan. Likewise, other individuals can be added as an Other Insured. The Term Rider for Covered Insured is a term rider available for issue ages 0 to 80 and the cost of insurance is deducted monthly for this benefit. Up to three such riders may be added to a base policy. The maximum amount which may be issued on any rider equals the amount of coverage on the policy multiplied times 19. The minimum amount is $10,000 for each Other Insured.

CHILDREN'S TERM RIDER. The Children's Term Rider is a term rider available for children (natural, adopted, or stepchild) of the Primary Insured. Children 15 days to age 24 inclusive are covered. The rider is available in units of $1,000 with a minimum of $2,000 and a maximum of $20,000 per any one family. The cost of insurance for this rider is deducted monthly.

GUARANTEED INSURABILITY RIDER. This rider is available for issue ages 0 to 40 and it is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. This rider allows the Covered Insured to purchase, without evidence of insurability, additional insurance on the option dates, or alternate option dates. It can be purchased in units of $1,000, with a minimum amount of $10,000 and a maximum amount of $100,000 or the specified amount, if less. Total amount of options exercised may not exceed five times the option amount. There are eight regular option dates, beginning at age 25, every three years thereafter, and the last option is at age 46. An alternate option date will occur three months after marriage, birth of a child, or adoption of a child. Exercising an alternate option date eliminates the next regular option date. This rider is not available for substandard risks. The cost of insurance for this rider is deducted monthly from the policy value.

ACCIDENTAL DEATH BENEFIT RIDER. This rider is available for the Primary Insured, and/or those covered under the Term Rider for Covered Insured. The Accidental Death Benefit Rider provides an additional life insurance benefit in


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the case of accidental death. It is available for ages 5 through 69. The minimum amount which can be purchased is $10,000 and the maximum amount is two times the specified amount on the Covered Insured, not to exceed a total of $350,000 in all policies, in all companies, for that insured. The cost of insurance for this rider is deducted monthly from the policy value.

WAIVER OF COST OF INSURANCE RIDER. This rider is available for ages 5 through
64. It waives the total cost of insurance for the policy, the monthly charge, and the cost of any additional benefit riders, after the Primary Insured has been totally disabled for six consecutive months and the claim for total disability has been approved. The cost of insurance for this rider is deducted monthly from the policy value.

DISABILITY BENEFIT PAYMENT RIDER. This rider is available for ages 5 through 64. If the Covered Insured (Primary Insured or other insureds) under this rider has been totally disabled for six consecutive months, and the claim for total disability has been approved, a disability benefit amount will be paid as a premium to the policy. The minimum benefit which can be selected is $50 per month. The maximum is two times the planned periodic premium. The cost of insurance for this rider is deducted monthly from the policy value.

CONVALESCENT CARE BENEFIT RIDER. This rider may be available in several forms which differ by the amount and duration of benefit payments and also by the conditions required to receive benefit payments. The rider is available for the Primary Insured only and its availability may stipulate certain minimum or maximum policy specified amounts. The rider provides benefit payments when the health of the insured is such that covered convalescent care services are necessary. The cost of insurance for this rider is deducted monthly from the policy value.

CONTINGENT OPTION RIDER. The Contingent Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability upon the death of the designated person (the option life). Available to issue ages 20 through 80. The cost of insurance for this rider is based on the Contingent Option Amount and is deducted monthly from the policy value.

RETIREMENT OPTION RIDER. The Retirement Option Rider is a guaranteed insurability rider that gives the owner the right to purchase an additional policy without evidence of insurability within 60 days after a specific date (the option date). The option date, determined at the issue of the rider, may be the owner's anticipated retirement date or some other date after which additional insurance may be needed. Available to issue ages 20 through 70. The cost of insurance for this rider is based on the Retirement Option Amount and is deducted monthly from the policy value.

ACCELERATED BENEFIT ELECTION RIDER. This rider gives the owner the right to receive a portion of the death benefit prior to death if the insured is diagnosed as having an illness which with reasonable medical certainty will cause death within 12 months. Upon receipt of proof of loss, up to one-half of the eligible death benefit (as defined in the Rider) may be advanced to the owner in cash as an initial accelerated benefit. A limited amount of subsequent accelerated benefit is also available to pay premiums and interest charges required on the policy. The amount of all advanced accelerated benefits creates an interest-bearing lien against the death benefit otherwise payable at death. This rider is available to issue ages 0 through 80. There is no cost of insurance for this rider, but an administrative expense charge is payable upon application for benefits.

DISTRIBUTION OF THE POLICIES AND COMPENSATION

Lincoln Life offers the policy in all jurisdictions where it is licensed to do business. LFD, the principal underwriter for the policies, is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA. The principal business address of LFD is 130 North Radnor Chester Road, Radnor, PA 19087.

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of the broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"),


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which is an affiliate of the Company. Broker-dealer firms may receive commission and service fees up to 60% of first year premium, plus up to 5% of all other premiums paid. The amount of compensation may also be affected by choices the policy owner has made, including choices of riders, when the policy was applied for. In lieu of premium-based commission, equivalent amounts may be paid over time, based on accumulation value. Additionally, the broker-dealer may be paid additional compensation on first year premiums and all additional premiums and/or be provided reimbursements for portions of policy sales expenses.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives;
(2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the surrender charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

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ADVERTISING

We are ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps, A.M. Best Company and Fitch. The purpose of these ratings is to reflect our financial strength or claims-paying ability. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the Policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

TAX ISSUES

INTRODUCTION. The Federal income tax treatment of the policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your policy, and is not intended as tax advice. This discussion also does not address other Federal tax consequences, such as estate, gift, and generation-skipping transfer taxes, or any state and local income, estate, and inheritance tax consequences, associated with the policy. As a result, you should always consult a tax adviser about the application of federal and state tax rules to your individual situation.

TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

TAX STATUS OF THE POLICY. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition OF life insurance for Federal tax purposes. We believe that the policy will meet the statutory definition of life insurance, under the guideline premium test, which provides for a maximum amount of premium paid depending on the insured's age, gender and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable under the policy will generally be excludable from the beneficiary's gross income, and interest and other income credited under the policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than the you, are considered the owner of the assets of the Separate Account for Federal income tax purposes. The Code also recognizes a cash value accumulation test, which does not limit premiums paid, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We do not apply this test to the policy.

INVESTMENTS IN THE SEPARATE ACCOUNT MUST BE DIVERSIFIED. For a policy to be treated as a life insurance contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract premium payments. Although we do not control the investments of the subaccounts, we expect that the subaccounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

RESTRICTION ON INVESTMENT OPTIONS. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

NO GUARANTEES REGARDING TAX TREATMENT. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your contract value until there is a distribution from your policy.

TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable.

If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Code, except as described below, any increase in your contract value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in the your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received under the policy previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.

POLICIES WHICH ARE MECs

CHARACTERIZATION OF A POLICY AS A MEC. A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of Section 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test," a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in death benefit during the first seven contract years following the last material change.

TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECs. If the policy is a MEC, withdrawals from the policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your contract value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

PENALTY TAXES PAYABLE ON WITHDRAWALS. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

SPECIAL RULES IF YOU OWN MORE THAN ONE MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

POLICIES WHICH ARE NOT MECs

TAX TREATMENT OF WITHDRAWALS. If the policy is not a MEC, the amount of a withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 POLICY YEARS.
Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

TAX TREATMENT OF LOANS. If your policy is not a MEC, a loan you receive under the policy is generally treated AS your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

OTHER CONSIDERATIONS

INSURED LIVES PAST AGE 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and death benefit option 1 is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. In such a case, we believe the policy would continue to qualify as life insurance for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of premium payments we have determined for the policies will comply with the Federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the Federal tax definition of life insurance.

DISALLOWANCE OF INTEREST DEDUCTIONS. Interest on policy loan indebtedness is not deductible. If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20-percent owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

CHANGES IN THE POLICY AND CHANGES IN THE LAW. Changing the owner, exchanging the contract, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

TAX STATUS OF LINCOLN LIFE

Under existing Federal income tax laws, Lincoln Life does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal Law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

FAIR MARKET VALUE OF YOUR POLICY

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.

VOTING RIGHTS

The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our subaccount invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

Will we notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We calculate the number of votes for which you may instruct us based on the amount you have allocated to that subaccount, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the funds, and those votes may affect the outcome.

Each fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of the fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the fund which it owns at a meeting of the shareholders of the fund, all shares voted by the company will be counted when the fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

STATE REGULATION OF LINCOLN LIFE AND THE SEPARATE ACCOUNT

Lincoln Life, a stock life insurance company organized under the laws of Indiana, is subject to regulation by the Indiana Department of Insurance ("Department"). An annual statement is filed with the Department on or before March 1st of each year covering the operations and reporting on the financial condition of Lincoln Life as of December 31 of the preceding year. Periodically, the Department examines the liabilities and reserves of Lincoln Life and the Separate Account and certifies their adequacy, and a full examination of Lincoln Life's operations is conducted by the Department at least once every five years.

In addition, we are subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

Lincoln Life holds title to the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets. Records are maintained of all purchases and redemptions of fund shares held by each subaccount. There is a primary fidelity bond covering Lincoln Life directors and employees with a limit in the amount of $50,000,000 for a single loss and a $100,000,000 aggregate loss limit issued by Fidelity and Deposit Company of Maryland.

The funds do not issue certificates. Thus, we hold the Separate Account's assets in an open account in lieu of stock certificates.

LEGAL PROCEEDINGS

In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this Prospectus and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.

EXPERTS

Actuarial matters included in this Prospectus have been examined by Thomas Mylander, FSA, MAAA, as stated in the Actuarial Opinion filed as an exhibit to this Registration Statement.

Legal matters in connection with the policies described herein are being passed upon by John L. Reizian as stated in the Opinion of Counsel filed as an exhibit to this Registration Statement.

OFFICERS AND DIRECTORS OF THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (TO BE COMPLETED)

NAME, ADDRESS AND
POSITION(S) WITH REGISTRANT   PRINCIPAL OCCUPATIONS LAST FIVE YEARS
---------------------------   --------------------------------------------------------------------------------
Michael J. Burns              Senior Vice President of Life Product Management, Individual Markets, The
Senior Vice President         Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of
100 North Greene Street       New York, [4/3/06-present]. Formerly: Senior Vice President, [2/05-4/06], Life
Greensboro, NC 27401          Product Management [2/02-2/05], Jefferson-Pilot Life Insurance Company.

Frederick J. Crawford         Executive Vice President (formerly Senior Vice President), Chief Financial
Executive Vice President,     Officer [4/3/06-present], Director [3/05-present], The Lincoln National Life
Chief Financial Officer       Insurance Company, Lincoln Life & Annuity Company of New York. Senior Vice
and Director                  President and Chief Financial Officer [present], Lincoln National Corporation.
Radnor Financial Center       Formerly: Senior Vice President, The Lincoln National Life Insurance Company;
150 Radnor Chester Road       Vice President and Treasurer [1/01-2005], Lincoln National Corporation.
Radnor, PA 19087

Dennis R. Glass               President and Director [4/3/06-present], The Lincoln National Life Insurance
President and Director        Company, Lincoln Life & Annuity Company of New York. Formerly: President,
Radnor Financial Center       Chief Executive Officer, Executive Vice President, Chief Financial Officer,
150 Radnor Chester Road       Treasurer [1993-4/06], Jefferson-Pilot Life Insurance Company.
Radnor, PA 19087

Mark E. Konen                 Senior Vice President and Director [4/06-present], The Lincoln National Life
Senior Vice President         Insurance Company, Director [4/06-present], Lincoln Life & Annuity Company of
and Director                  New York. Formerly: Senior Vice President [8/94-4/06], Jefferson Pilot Financial
100 North Greene Street       Insurance Company,
Greensboro, NC 27401

NAME, ADDRESS AND
POSITION(S) WITH REGISTRANT   PRINCIPAL OCCUPATIONS LAST FIVE YEARS
---------------------------   --------------------------------------------------------------------------------
C. Phillip Elam II,           Senior Vice President, Chief Investment Officer (1/10 - Present), Senior Vice
Senior Vice President,        President (3/06 - Present), The Lincoln National Life Insurance Company,
Chief Investment Officer,     Lincoln Life & Annuity Company of New York; Senior Vice Present, Actuary
100 North Greene Street,      (2/96 - 3/06), Jefferson Pilot Life Insurance Company.
Greensboro, NC 24701

Keith J. Ryan                 Vice President and Director [current]. Formerly: Manager of Life Accounting,
Vice President and            Director of Managed Care, Director, Business Controls, Chief Financial Officer,
Director                      The Lincoln National Life Insurance Company [7/1/85-present].
1300 South Clinton Street
Fort Wayne, IN 46801

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to such registration statement, to all of which reference is made for further information concerning the Separate Account, Lincoln Life and the policy offered hereby. Statements contained in this prospectus as to the contents of the policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

You may review or copy this prospectus or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0102.

This prospectus with the funds prospectuses are also available on our Internet site, www.LincolnFinancial.com.

Lincoln Life Flexible Premium Variable Life Account G
1933 Act Registration No. 033-22740
1940 Act Registration No. 811-05585

                                   APPENDIX A

                              BASE MINIMUM PREMIUMS
                         PER $1,000 OF SPECIFIED AMOUNT*
                      MALE (OR UNISEX), AGE ON POLICY DATE

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE   PRF NS   STD NS   PRF SM   STD SM
---   ------   ------   ------   ------
0         **     3.62       **       **
1                2.12
2                2.12
3                2.12
4                2.12
5                2.12
6                2.12
7                2.12
8                2.13
9                2.21
10               2.31
11               2.41
12               2.65
13               3.00
14               3.18
15               3.35
16      3.59     3.71     4.29     4.41
17      3.94     4.06     4.64     4.76
18      4.12     4.24     4.82     4.94
19      4.12     4.24     4.82     4.94
20      4.12     4.24     5.00     5.12
21      4.12     4.24     5.05     5.29
22      4.12     4.24     5.05     5.29
23      4.12     4.24     5.23     5.47
24      4.12     4.24     5.41     5.65
25      4.12     4.24     5.41     5.65
26      4.17     4.29     5.41     5.65
27      4.36     4.48     5.41     5.65
28      4.57     4.69     5.41     5.65
29      4.78     4.90     5.60     5.84
30      5.01     5.13     5.94     6.18
31      5.26     5.38     6.18     6.42
32      5.52     5.64     6.50     6.74
33      5.80     5.92     6.84     7.08
34      6.09     6.21     7.20     7.44
35      6.40     6.52     7.58     7.82
36      6.73     6.85     7.99     8.23
37      7.08     7.20     8.42     8.66
38      7.21     7.57     9.11     9.35
39      7.60     7.96     9.88    10.24
40      8.02     8.38    10.76    11.12
41      8.33     8.81    11.82    12.18
42      8.80     9.28    12.88    13.24
43      9.17     9.77    13.81    14.29
44      9.69    10.29    15.17    15.53
45     10.12    10.84    16.46    16.94
46     10.59    11.43    17.58    18.18
47     11.34    12.18    18.69    19.41
48     11.98    13.06    20.10    20.82
49     12.86    13.94    21.52    22.24
50     13.80    15.00    22.98    23.82
51     14.92    16.24    24.75    25.59
52     16.03    17.47    26.57    27.53
53     17.27    18.71    28.74    29.82
54     18.73    20.29    31.04    32.12
55     20.26    22.06    33.39    34.59
56     21.90    23.82    35.66    36.98
57     23.72    25.76    36.62    38.06
58     25.72    27.88    37.59    39.15
59     27.78    30.18    38.68    40.36
60     30.13    32.65    39.90    41.70
61     32.83    35.47    41.25    43.17
62     34.55    37.43    42.79    44.83
63     35.58    38.70    44.46    46.74
64     36.80    40.04    46.01    48.65
65     38.03    41.51    47.93    50.57
66     39.32    43.04    49.73    52.61
67     40.80    44.64    51.53    54.65
68     42.34    46.42    53.46    56.82
69     44.08    48.40    55.58    59.18
70     46.07    50.51    57.83    61.67
71     48.06    52.74    60.20    64.28
72     50.55    55.23    62.77    67.09
73     53.11    58.03    65.66    70.22
74     56.43    61.35    68.93    73.85
75     60.02    65.18    72.89    77.81
76     63.97    69.13    77.15    81.83
77     68.06    73.22    81.16    85.72
78     72.51    77.55    85.35    89.55
79     77.69    82.37    89.73    93.57
80     83.61    87.93    94.48    97.84

* To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**   This classification is not available below the age of 16.

                                   APPENDIX A

                              BASE MINIMUM PREMIUMS
                         PER $1,000 OF SPECIFIED AMOUNT*
                           FEMALE, AGE ON POLICY DATE

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE   PRF NS   STD NS   PRF SM   STD SM
---   ------   ------   ------   ------
0         **     2.98       **
1                1.76
2                1.76
3                1.76
4                1.76
5                1.76
6                1.76
7                1.76
8                1.76
9                1.83
10               1.90
11               1.98
12               2.12
13               2.15
14               2.24
15               2.33
16      2.30     2.42     2.76     2.88
17      2.40     2.52     2.88     3.00
18      2.51     2.63     2.06     3.18
19      2.62     2.74     3.13     3.25
20      2.73     2.85     3.28     3.40
21      2.85     2.97     3.43     3.55
22      2.98     3.10     3.58     3.70
23      3.12     3.24     3.74     3.86
24      3.25     3.37     3.92     4.04
25      3.41     3.53     4.10     4.22
26      3.56     3.68     4.29     4.41
27      3.73     3.85     4.49     4.61
28      3.90     4.02     4.71     4.83
29      4.09     4.21     4.93     5.05
30      4.28     4.40     5.17     5.29
31      4.37     4.61     5.42     5.54
32      4.59     4.83     5.69     5.81
33      4.82     5.06     5.97     6.09
34      5.06     5.30     6.27     6.39
35      5.32     5.56     6.58     6.70
36      5.59     5.83     6.79     7.03
37      5.76     6.12     7.14     7.38
38      6.06     6.42     7.50     7.74
39      6.38     6.74     7.88     8.12
40      6.71     7.07     8.58     8.82
41      7.06     7.42     9.29     9.53
42      7.43     7.79     9.88    10.24
43      7.70     8.18    10.58    10.94
44      7.99     8.59    11.64    12.00
45      8.42     9.02    12.70    13.06
46      8.76     9.48    13.46    13.94
47      9.24     9.96    14.34    14.82
48      9.63    10.47    15.28    15.88
49     10.06    11.02    16.52    17.12
50     10.69    11.65    17.75    18.35
51     11.57    12.53    19.04    19.76
52     12.33    13.41    20.46    21.18
53     13.21    14.29    21.75    22.59
54     14.15    15.35    23.16    24.00
55     14.92    16.24    24.57    25.41
56     15.62    16.94    25.69    26.65
57     16.38    17.82    26.92    27.88
58     17.15    18.71    28.04    29.12
59     18.03    19.59    29.27    30.35
60     19.26    20.82    31.04    32.12
61     20.73    22.41    33.21    34.41
62     22.73    24.53    35.60    36.92
63     25.08    27.00    36.75    38.19
64     27.61    29.65    37.97    39.53
65     30.19    32.47    39.19    40.87
66     32.72    35.12    40.35    42.15
67     34.52    37.04    41.38    43.42
68     35.42    38.06    42.54    44.70
69     36.64    39.28    43.82    46.10
70     37.86    40.74    45.43    47.83
71     39.59    42.47    47.29    49.93
72     41.39    44.51    49.48    52.36
73     43.63    46.87    51.98    55.10
74     46.38    49.74    54.99    58.35
75     49.58    53.18    58.70    62.18
76     53.16    56.88    62.66    66.14
77     57.06    60.78    66.73    70.09
78     61.33    65.05    71.06    74.30
79     66.30    69.90    75.89    78.89
80     71.98    75.58    81.17    83.93

* To determine the death benefit guarantee monthly premium, multiply the specified amount divided by 1000 times the number shown for the age and classification of the insured, then add $100.00 per policy and divide the result by 12. Additional amounts are required for riders and/or substandards.

**   This classification is not available below the age of 16.

                                   APPENDIX B

                                SURRENDER CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT
                      MALE (OR UNISEX), AGE ON POLICY DATE*

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE   PRF NS   STD NS   PRF SM   STD SM
---   ------   ------   ------   ------
0        **      3.20      **       **
1                2.54
2                2.54
3                2.54
4                2.54
5                2.54
6                2.54
7                2.54
8                2.54
9                2.64
10               2.76
11               2.88
12               3.16
13               3.60
14               3.80
15               4.02
16      4.30     4.44     5.14     5.28
17      4.72     4.86     5.56     5.70
18      4.94     5.08     5.78     5.92
19      4.94     5.08     5.78     5.92
20      4.94     5.08     5.98     6.14
21      4.94     5.08     6.06     6.34
22      4.94     5.08     6.06     6.34
23      4.94     5.08     6.26     6.56
24      4.94     5.08     6.48     6.76
25      4.94     5.08     6.48     6.76
26      5.00     5.14     6.48     6.76
27      5.22     5.38     6.48     6.76
28      5.48     5.62     6.48     6.76
29      5.74     5.88     6.70     7.00
30      6.00     6.16     7.12     7.40
31      6.30     6.44     7.40     7.70
32      6.62     6.76     7.78     8.08
33      6.96     7.10     8.20     8.48
34      7.30     7.44     8.64     8.92
35      7.68     7.82     9.08     9.38
36      8.06     8.22     9.58     9.86
37      8.50     8.64    10.10    10.38
38      8.64     9.08    10.92    11.22
39      9.12     9.54    11.84    12.28
40      9.62    10.04    12.90    13.34
41      9.98    10.56    14.18    14.60
42     10.54    11.12    15.44    15.88
43     11.00    11.72    16.56    17.14
44     11.62    12.34    18.20    18.62
45     12.14    13.00    19.74    20.32
46     12.70    13.72    21.08    21.80
47     13.60    14.60    22.42    23.28
48     14.36    15.66    24.12    24.98
49     15.42    16.72    25.82    26.68
50     16.56    18.00    27.58    28.58
51     17.90    19.48    29.68    30.70
52     19.22    20.96    31.88    33.02
53     20.72    22.44    34.48    35.78
54     22.48    24.34    37.24    38.54
55     24.30    26.46    40.06    41.50
56     26.28    28.58    42.78    44.00
57     28.46    30.90    43.94    44.00
58     30.86    33.46    44.00    44.00
59     33.32    36.20    44.00    44.00
60     36.14    39.16    44.00    44.00
61     39.38    42.56    44.00    44.00
62     41.44    44.00    44.00    44.00
63     42.70    44.00    44.00    44.00
64     44.00    44.00    44.00    44.00
65     44.00    44.00    44.00    44.00
66     44.00    44.00    44.00    44.00
67     44.00    44.00    44.00    44.00
68     44.00    44.00    44.00    44.00
69     44.00    44.00    44.00    44.00
70     44.00    44.00    44.00    44.00
71     44.00    44.00    44.00    44.00
72     44.00    44.00    44.00    44.00
73     44.00    44.00    44.00    44.00
74     44.00    44.00    44.00    44.00
75     44.00    44.00    44.00    44.00
76     44.00    44.00    44.00    44.00
77     44.00    44.00    44.00    44.00
78     44.00    44.00    44.00    44.00
79     44.00    44.00    44.00    44.00
80     44.00    44.00    44.00    44.00

+ In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year after the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the corresponding surrender charge listed above.

**   This classification is not available below the age of 16.

                                   APPENDIX B

                                SURRENDER CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT
                           FEMALE, AGE ON POLICY DATE*

Prf NS = Preferred nonsmoker
Std NS = Standard nonsmoker
Prf SM = Preferred smoker
Std SM = Standard smoker

AGE   PRF NS   STD NS   PRF SM   STD SM
---   ------   ------   -----   ------
0        **      2.64     **        **
1                2.10
2                2.10
3                2.10
4                2.10
5                2.10
6                2.10
7                2.10
8                2.10
9                2.18
10               2.28
11               2.38
12               2.54
13               2.56
14               2.68
15               2.78
16      2.76     2.90     3.30     3.44
17      2.88     3.02     3.44     3.60
18      3.00     3.14     3.66     3.80
19      3.14     3.28     3.76     3.90
20      3.28     3.42     3.92     4.06
21      3.42     3.56     4.10     4.24
22      3.56     3.72     4.28     4.44
23      3.74     3.88     4.48     4.62
24      3.90     4.04     4.70     4.84
25      4.08     4.22     4.90     5.06
26      4.26     4.42     5.14     5.28
27      4.46     4.62     5.38     5.52
28      4.68     4.82     5.64     5.78
29      4.90     5.04     5.92     6.06
30      5.14     5.28     6.20     6.34
31      5.24     5.52     6.50     6.64
32      5.50     5.78     6.82     6.96
33      5.78     6.06     7.16     7.30
34      6.06     6.36     7.52     7.66
35      6.38     6.66     7.90     8.04
36      6.70     7.00     8.14     8.42
37      6.90     7.34     8.56     8.84
38      7.26     7.70     9.00     9.28
39      7.64     8.08     9.46     9.74
40      8.04     8.48    10.30    10.58
41      8.46     8.90    11.14    11.42
42      8.90     9.34    11.84    12.28
43      9.22     9.80    12.68    13.12
44      9.58    10.30    13.96    14.40
45     10.10    10.82    15.24    15.66
46     10.50    11.36    16.14    16.72
47     11.08    11.94    17.20    17.78
48     11.56    12.56    18.34    19.06
49     12.06    13.22    19.82    20.54
50     12.82    13.96    21.30    22.02
51     13.88    15.02    22.84    23.70
52     14.80    16.08    24.54    25.40
53     15.84    17.14    26.08    27.10
54     16.98    18.42    27.78    28.80
55     17.90    19.48    29.48    30.48
56     18.74    20.32    30.82    31.96
57     19.66    21.38    32.30    33.46
58     20.56    22.44    33.64    34.94
59     21.62    23.50    35.12    36.42
60     23.10    24.98    37.24    38.54
61     24.88    26.88    39.84    41.28
62     27.26    29.42    42.70    44.00
63     30.08    32.40    44.00    44.00
64     33.12    35.56    44.00    44.00
65     36.22    38.96    44.00    44.00
66     39.26    42.14    44.00    44.00
67     41.42    44.00    44.00    44.00
68     42.50    44.00    44.00    44.00
69     43.96    44.00    44.00    44.00
70     44.00    44.00    44.00    44.00
71     44.00    44.00    44.00    44.00
72     44.00    44.00    44.00    44.00
73     44.00    44.00    44.00    44.00
74     44.00    44.00    44.00    44.00
75     44.00    44.00    44.00    44.00
76     44.00    44.00    44.00    44.00
77     44.00    44.00    44.00    44.00
78     44.00    44.00    44.00    44.00
79     44.00    44.00    44.00    44.00
80     44.00    44.00    44.00    44.00

+ In the first policy year, the applicable surrender charge will be one-half of the surrender charge listed above.

* For requested increases in the specified amount, the applicable surrender charge is based on the age the increase is effective and in the first year after the increase will be one-fourth of the corresponding surrender charge listed above, and in subsequent years will be one-half that of the corresponding surrender charge listed above.

**   This classification is not available below the age of 16.

                                   APPENDIX C

                         ILLUSTRATIONS OF POLICY VALUES

The following tables have been prepared to help show how values under the policy change with investment performance. The tables show Type 1 death benefits, policy values, and net cash surrender values for each of the first 10 policy years, and for every five year period thereafter through the thirtieth policy year, assuming that the return on the assets invested in the account were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. The actual death benefits and net cash surrender values would be different from those shown if a different classification were to be used or if the returns averaged 0%, 6%, and 12% but fluctuated over and under those averages throughout the years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.

The death benefits and net cash surrender values shown on pages using current charges are approximately those likely to be provided under the policy for the investment returns indicated, assuming that the current Cost of Insurance Charges are deducted and that the current Mortality and Expense Risk Charge is deducted. Although the contract allows for maximum Cost of Insurance Charges specified in the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker tables and for a Maximum Mortality and Expense Risk Charge of .90% per year, Lincoln Life expects that it will continue to charge the current Cost of Insurance Charges and the illustrated current Mortality and Expense Risk Charge for the indefinite future. The figures shown on pages using guaranteed maximum charges show the death benefits and net cash surrender values which would result if the guaranteed maximum Cost of Insurance Charges and the guaranteed Maximum Mortality and Expense Risk Charge were to be deducted. However, these are primarily of interest only to show by comparison the benefits of the lower current Cost of Insurance Charges and lower current Mortality and Expense Risk Charge.

In each of the illustrations an assumed gross annual return is indicated. The gross annual return used in the illustrations is then reduced by the asset management charge (current average .48%), the mortality and expense risk charge (.80% current and .90% guaranteed), and other expenses incurred by the funds including printing, mailing, Directors' fees, etc. (current average .04%) so that the actual numbers in the illustrations are net of expenses. Thus, a 12% gross annual return yields a net annual return of 10.68% using current charges and 10.58% using guaranteed charges. Similarly, gross annual returns of 6% and 0% yield net annual returns of 4.68% and -1.32% respectively using current charges and 4.58% and -1.42% respectively using guaranteed charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                   $1,325 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                                                   NET CASH SURRENDER
              PREMIUMS         DEATH BENEFIT ASSUMING            POLICY VALUE ASSUMING               VALUE ASSUMING
            ACCUMULATED          HYPOTHETICAL GROSS                HYPOTHETICAL GROSS              HYPOTHETICAL GROSS
   END           AT          ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
OF POLICY   5% INTEREST   -------------------------------   -------------------------------   -------------------------------
   YEAR       PER YEAR    0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
---------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1             $ 1,391     $100,000   $100,000    $100,000    $   994    $ 1,060    $  1,127    $   603    $   669    $    736
2               2,852      100,000    100,000     100,000      1,965      2,159       2,362      1,183      1,377       1,580
3               4,386      100,000    100,000     100,000      2,925      3,311       3,729      2,143      2,529       2,947
4               5,996      100,000    100,000     100,000      3,851      4,494       5,219      3,069      3,712       4,437
5               7,688      100,000    100,000     100,000      4,756      5,724       6,858      3,974      4,942       6,076
6               9,463      100,000    100,000     100,000      5,640      7,001       8,662      4,897      6,258       7,919
7              11,328      100,000    100,000     100,000      6,491      8,317      10,637      5,788      7,613       9,933
8              13,285      100,000    100,000     100,000      7,323      9,687      12,815      6,659      9,022      12,150
9              15,341      100,000    100,000     100,000      8,125     11,101      15,206      7,499     10,476      14,581
10             17,499      100,000    100,000     100,000      8,896     12,564      17,837      8,349     12,017      17,289
15             30,021      100,000    100,000     100,000     12,266     20,649      35,579     12,110     20,493      35,422
20             46,003      100,000    100,000     101,828     14,754     30,253      64,858     14,754     30,253      64,858
25             66,400      100,000    100,000     151,550     16,028     41,657     113,097     16,028     41,657     113,097
30             92,433      100,000    100,000     233,689     15,526     55,339     191,548     15,526     55,339     191,548

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                 $1,325 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                                                    NET CASH SURRENDER
              PREMIUMS        DEATH BENEFIT ASSUMING             POLICY VALUE ASSUMING               VALUE ASSUMING
            ACCUMULATED         HYPOTHETICAL GROSS                 HYPOTHETICAL GROSS              HYPOTHETICAL GROSS
   END           AT         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
OF POLICY   5% INTEREST   -------------------------------   -------------------------------   -------------------------------
   YEAR       PER YEAR    0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
---------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1             $ 1,391     $100,000   $100,000    $100,000    $   988    $ 1,054    $  1,120    $   597    $   663    $    729
2               2,852      100,000    100,000     100,000      1,955      2,149       2,350      1,173      1,367       1,568
3               4,386      100,000    100,000     100,000      2,899      3,283       3,698      2,117      2,501       2,916
4               5,996      100,000    100,000     100,000      3,818      4,458       5,177      3,036      3,676       4,395
5               7,688      100,000    100,000     100,000      4,714      5,674       6,799      3,932      4,892       6,017
6               9,463      100,000    100,000     100,000      5,583      6,933       8,578      4,840      6,190       7,835
7              11,328      100,000    100,000     100,000      6,425      8,234      10,530      5,721      7,531       9,826
8              13,285      100,000    100,000     100,000      7,240      9,580      12,673      6,575      8,916      12,008
9              15,341      100,000    100,000     100,000      8,026     10,972      15,027      7,401     10,346      14,401
10             17,499      100,000    100,000     100,000      8,783     12,410      17,614      8,236     11,862      17,067
15             30,021      100,000    100,000     100,000     12,072     20,327      35,003     11,915     20,171      34,847
20             46,003      100,000    100,000     100,000     14,295     29,507      63,427     14,295     29,507      63,427
25             66,400      100,000    100,000     147,258     14,846     39,923     109,894     14,846     39,923     109,894
30             92,433      100,000    100,000     225,187     12,671     51,631     184,580     12,671     51,631     184,580

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln National or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                   $1,705 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                                                     NET CASH SURRENDER
              PREMIUMS         DEATH BENEFIT ASSUMING             POLICY VALUE ASSUMING                VALUE ASSUMING
            ACCUMULATED         HYPOTHETICAL GROSS                 HYPOTHETICAL GROSS               HYPOTHETICAL GROSS
   END          AT          ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
OF POLICY   5% INTEREST   -------------------------------   -------------------------------   -------------------------------
  YEAR        PER YEAR    0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
---------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1             $  1,790    $100,000   $100,000    $100,000    $ 1,277    $ 1,362    $  1,448    $   808    $   893    $    979
2                3,670     100,000    100,000     100,000      2,517      2,767       3,027      1,579      1,829       2,089
3                5,644     100,000    100,000     100,000      3,722      4,217       4,753      2,784      3,279       3,815
4                7,716     100,000    100,000     100,000      4,902      5,726       6,655      3,964      4,788       5,717
5                9,892     100,000    100,000     100,000      6,037      7,276       8,728      5,099      6,338       7,790
6               12,177     100,000    100,000     100,000      7,140      8,880      11,005      6,249      7,989      10,114
7               14,576     100,000    100,000     100,000      8,199     10,531      13,498      7,354      9,687      12,654
8               17,095     100,000    100,000     100,000      9,216     12,233      16,232      8,418     11,435      15,435
9               19,740     100,000    100,000     100,000     10,192     13,989      19,236      9,441     13,239      18,486
10              22,518     100,000    100,000     100,000     11,128     15,804      22,542     10,471     15,147      21,886
15              38,631     100,000    100,000     100,000     15,124     25,795      44,916     14,936     25,608      44,729
20              59,196     100,000    100,000     128,581     17,900     37,697      81,899     17,900     37,697      81,899
25              85,443     100,000    100,000     189,967     18,951     52,003     141,767     18,951     52,003     141,767
30             118,942     100,000    100,000     290,940     17,502     69,785     238,475     17,502     69,785     238,475

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 35
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                 $1,705 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                                                    NET CASH SURRENDER
              PREMIUMS        DEATH BENEFIT ASSUMING             POLICY VALUE ASSUMING               VALUE ASSUMING
            ACCUMULATED         HYPOTHETICAL GROSS                 HYPOTHETICAL GROSS              HYPOTHETICAL GROSS
   END          AT          ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
OF POLICY   5% INTEREST   -------------------------------   -------------------------------   -------------------------------
  YEAR        PER YEAR    0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
---------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1            $  1,790     $100,000   $100,000    $100,000    $ 1,244    $ 1,329    $  1,413    $   775    $   860    $    944
2               3,670      100,000    100,000     100,000      2,455      2,701       2,957      1,517      1,763       2,019
3               5,644      100,000    100,000     100,000      3,629      4,115       4,641      2,691      3,177       3,703
4               7,716      100,000    100,000     100,000      4,763      5,570       6,480      3,825      4,632       5,542
5               9,892      100,000    100,000     100,000      5,855      7,066       8,486      4,917      6,128       7,548
6              12,177      100,000    100,000     100,000      6,902      8,601      10,674      6,011      7,710       9,783
7              14,576      100,000    100,000     100,000      7,903     10,175      13,064      7,058      9,331      12,220
8              17,095      100,000    100,000     100,000      8,854     11,788      15,675      8,056     10,991      14,878
9              19,740      100,000    100,000     100,000      9,753     13,439      18,532      9,003     12,689      17,781
10             22,518      100,000    100,000     100,000     10,598     15,128      21,658      9,941     14,472      21,002
15             38,631      100,000    100,000     100,000     13,949     24,188      42,599     13,761     24,000      42,411
20             59,196      100,000    100,000     120,654     15,415     34,239      76,849     15,415     34,239      76,849
25             85,443      100,000    100,000     176,239     13,993     45,212     131,522     13,993     45,212     131,522
30            118,942      100,000    100,000     266,276      7,998     57,417     218,259      7,998     57,417     218,259

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 55
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                   $3,348 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                                                    NET CASH SURRENDER
              PREMIUMS        DEATH BENEFIT ASSUMING             POLICY VALUE ASSUMING                VALUE ASSUMING
            ACCUMULATED         HYPOTHETICAL GROSS                 HYPOTHETICAL GROSS               HYPOTHETICAL GROSS
   END          AT          ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
OF POLICY   5% INTEREST   -------------------------------   -------------------------------   -------------------------------
  YEAR       PER YEAR     0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
---------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1            $  3,515     $100,000   $100,000    $100,000    $ 2,343   $  2,506    $  2,669    $ 1,020   $  1,183    $  1,346
2               7,207      100,000    100,000     100,000      4,616      5,088       5,580      1,970      2,442       2,934
3              11,082      100,000    100,000     100,000      6,822      7,754       8,765      4,176      5,108       6,119
4              15,152      100,000    100,000     100,000      8,952     10,500      12,249      6,306      7,854       9,603
5              19,425      100,000    100,000     100,000     11,010     13,335      16,070      8,364     10,689      13,424
6              23,911      100,000    100,000     100,000     12,989     16,259      20,264     10,476     13,745      17,750
7              28,622      100,000    100,000     100,000     14,893     19,280      24,882     12,512     16,899      22,501
8              33,569      100,000    100,000     100,000     16,705     22,391      29,964     14,456     20,142      27,715
9              38,763      100,000    100,000     100,000     18,420     25,596      35,570     16,303     23,479      33,453
10             44,216      100,000    100,000     100,000     20,041     28,907      41,775     18,189     27,054      39,923
15             75,857      100,000    100,000     100,000     26,598     47,402      85,313     26,069     46,872      84,784
20            116,240      100,000    100,000     170,635     29,964     70,695     159,472     29,964     70,695     159,472
25            167,780      100,000    108,031     295,213     27,675    102,886     281,155     27,675    102,886     281,155
30            233,559      100,000    151,477     500,905     14,829    144,264     477,053     14,829    144,264     477,053

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown, the death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, and 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 55
                               STANDARD NONSMOKER
                            $100,000 SPECIFIED AMOUNT
                 $3,348 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                                                     NET CASH SURRENDER
              PREMIUMS        DEATH BENEFIT ASSUMING             POLICY VALUE ASSUMING                 VALUE ASSUMING
            ACCUMULATED         HYPOTHETICAL GROSS                HYPOTHETICAL GROSS                 HYPOTHETICAL GROSS
   END           AT         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
OF POLICY   5% INTEREST   -------------------------------   -------------------------------   -------------------------------
  YEAR       PER YEAR     0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
---------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1            $  3,515     $100,000   $100,000    $100,000    $ 2,242    $ 2,402    $  2,561    $   919    $ 1,079    $  1,238
2               7,207      100,000    100,000     100,000      4,392      4,851       5,329      1,746      2,205       2,683
3              11,082      100,000    100,000     100,000      6,448      7,349       8,326      3,802      4,703       5,680
4              15,152      100,000    100,000     100,000      8,406      9,895      11,577      5,760      7,249       8,931
5              19,425      100,000    100,000     100,000     10,259     12,485      15,105      7,613      9,839      12,459
6              23,911      100,000    100,000     100,000     12,000     15,118      18,941      9,486     12,604      16,427
7              28,622      100,000    100,000     100,000     13,622     17,789      23,120     11,241     15,408      20,738
8              33,569      100,000    100,000     100,000     15,112     20,492      27,679     12,863     18,243      25,430
9              38,763      100,000    100,000     100,000     16,456     23,222      32,666     14,339     21,105      30,549
10             44,216      100,000    100,000     100,000     17,643     25,974      38,138     15,790     24,122      36,286
15             75,857      100,000    100,000     100,000     20,790     40,106      76,022     20,260     39,577      75,493
20            116,240      100,000    100,000     152,221     16,739     54,847     142,263     16,739     54,847     142,263
25            167,780            0    100,000     262,633          0     71,223     250,127          0     71,223     250,127
30            233,559            0    100,999     440,786          0     96,190     419,796          0     96,190     419,796

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 55
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                   $4,358 ANNUAL PREMIUM USING CURRENT CHARGES

                                                                                                    NET CASH SURRENDER
              PREMIUMS        DEATH BENEFIT ASSUMING             POLICY VALUE ASSUMING                 VALUE ASSUMING
            ACCUMULATED         HYPOTHETICAL GROSS                 HYPOTHETICAL GROSS                HYPOTHETICAL GROSS
   END          AT          ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
OF POLICY   5% INTEREST   -------------------------------   -------------------------------   -------------------------------
   YEAR      PER YEAR     0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
---------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1            $  4,576     $100,000   $100,000    $100,000    $ 2,897   $  3,104    $  3,311    $   822   $  1,029    $  1,236
2               9,381      100,000    100,000     100,000      5,699      6,296       6,919      1,549      2,146       2,769
3              14,426      100,000    100,000     100,000      8,401      9,576      10,853      4,251      5,426       6,703
4              19,723      100,000    100,000     100,000     11,018     12,968      15,174      6,868      8,818      11,024
5              25,285      100,000    100,000     100,000     13,547     16,476      19,927      9,397     12,326      15,777
6              31,125      100,000    100,000     100,000     15,982     20,103      25,165     12,039     16,160      21,222
7              37,257      100,000    100,000     100,000     18,319     23,858      30,953     14,584     20,123      27,218
8              43,696      100,000    100,000     100,000     20,554     27,750      37,369     17,026     24,222      33,842
9              50,456      100,000    100,000     100,000     22,675     31,783      44,497     19,355     28,463      41,177
10             57,555      100,000    100,000     100,000     24,679     35,972      52,448     21,774     33,067      49,543
15             98,741      100,000    100,000     126,854     33,050     60,240     109,357     32,220     59,410     108,527
20            151,306      100,000    100,343     218,118     38,413     93,779     203,848     38,413     93,779     203,848
25            218,394      100,000    145,768     377,010     39,120    138,827     359,058     39,120    138,827     359,058
30            304,018      100,000    203,249     639,098     32,659    193,571     608,664     32,659    193,571     608,664

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefits and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .80% current mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                                     VUL III

                    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                                MALE ISSUE AGE 55
                                 STANDARD SMOKER
                            $100,000 SPECIFIED AMOUNT
                 $4,358 ANNUAL PREMIUM USING GUARANTEED CHARGES

                                                                                                   NET CASH SURRENDER
              PREMIUMS        DEATH BENEFIT ASSUMING             POLICY VALUE ASSUMING               VALUE ASSUMING
            ACCUMULATED         HYPOTHETICAL GROSS                 HYPOTHETICAL GROSS              HYPOTHETICAL GROSS
   END           AT         ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
OF POLICY   5% INTEREST   -------------------------------   -------------------------------   -------------------------------
  YEAR        PER YEAR    0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS   0% GROSS   6% GROSS   12% GROSS
---------   -----------   --------   --------   ---------   --------   --------   ---------   --------   --------   ---------
1            $  4,576     $100,000   $100,000    $100,000    $ 2,451   $  2,645    $  2,838    $   376   $    570    $    763
2               9,381      100,000    100,000     100,000      4,769      5,311       5,877        619      1,161       1,727
3              14,426      100,000    100,000     100,000      6,952      8,000       9,142      2,802      3,850       4,992
4              19,723      100,000    100,000     100,000      8,997     10,716      12,665      4,847      6,566       8,515
5              25,285      100,000    100,000     100,000     10,902     13,456      16,480      6,752      9,306      12,330
6              31,125      100,000    100,000     100,000     12,654     16,219      20,623      8,712     12,276      16,680
7              37,257      100,000    100,000     100,000     14,237     18,993      25,133     10,502     15,258      21,398
8              43,696      100,000    100,000     100,000     15,634     21,771      30,060     12,106     18,243      26,533
9              50,456      100,000    100,000     100,000     16,823     24,544      35,467     13,503     21,224      32,147
10             57,555      100,000    100,000     100,000     17,787     27,308      41,435     14,882     24,403      38,530
15             98,741      100,000    100,000     100,000     18,726     41,245      84,626     17,896     40,415      83,796
20            151,306      100,000    100,000     172,212      9,575     55,959     160,946      9,575     55,959     160,946
25            218,394            0    100,000     299,130          0     73,870     284,886          0     73,870     284,886
30            304,018            0    111,158     502,511          0    105,865     478,582          0    105,865     478,582

The hypothetical rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown. The death benefit and cash value for a contract would be different from those shown if the actual gross annual return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual contract years. The actual policy values, net cash surrender values and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium. No representations can be made by Lincoln Life or any of the funds that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Values illustrated are net of a .48% asset management charge, a .90% guaranteed maximum mortality and expense risk charge and other expenses estimated at .04%. Values illustrated are also net of any other applicable contract charges.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2009 AND 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and subsidiaries at December 31, 2009 and 2008, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.


/s/ Ernst & Young LLP
Philadelphia, Pennsylvania
April 1, 2010

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(IN MILLIONS)

                                                                           AS OF DECEMBER 31,
                                                                          -------------------
                                                                            2009       2008
                                                                          --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2009 -- $58,816; 2008 -- $52,558)   $ 58,889   $ 46,489
      Equity (cost: 2009 -- $141; 2008 -- $187)                                155        139
   Trading securities                                                        2,366      2,189
   Mortgage loans on real estate                                             6,835      7,396
   Real estate                                                                 128        119
   Policy loans                                                              2,864      2,887
   Derivative investments                                                      841         60
   Other investments                                                           975        948
                                                                          --------   --------
         Total investments                                                  73,053     60,227
Cash and invested cash                                                       2,553      2,116
Deferred acquisition costs and value of business acquired                    9,396     11,184
Premiums and fees receivable                                                   302        445
Accrued investment income                                                      860        782
Reinsurance recoverables                                                     8,018     11,334
Reinsurance related embedded derivatives                                       139        167
Goodwill                                                                     3,011      3,520
Other assets                                                                 3,375      3,509
Separate account assets                                                     73,500     55,655
                                                                          --------   --------
         Total assets                                                     $174,207   $148,939
                                                                          ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                  $ 13,940   $ 17,054
Other contract holder funds                                                 63,744     59,441
Short-term debt                                                                 21          4
Long-term debt                                                               1,925      2,080
Funds withheld reinsurance liabilities                                       3,137      2,243
Deferred gain on business sold through reinsurance                             516        542
Payables for collateral on investments                                       1,924        880
Other liabilities                                                            2,099      1,382
Separate account liabilities                                                73,500     55,655
                                                                          --------   --------
         Total liabilities                                                 160,806    139,281
                                                                          --------   --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares, authorized, issued and outstanding       10,588      9,132
Retained earnings                                                            2,915      3,135
Accumulated other comprehensive loss                                          (102)    (2,609)
                                                                          --------   --------
         Total stockholder's equity                                         13,401      9,658
                                                                          --------   --------
            Total liabilities and stockholder's equity                    $174,207   $148,939
                                                                          ========   ========

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS, EXCEPT PER SHARE DATA)

                                                                                                FOR THE YEARS ENDED
                                                                                                    DECEMBER 31,
                                                                                             ------------------------
                                                                                              2009     2008     2007
                                                                                             ------   ------   ------
REVENUES
Insurance premiums                                                                           $1,816   $1,835   $1,664
Insurance fees                                                                                2,841    2,990    2,930
Net investment income                                                                         4,006    3,975    4,181
Realized loss:
   Total other-than-temporary impairment losses on securities                                  (643)    (682)    (257)
   Portion of loss recognized in other comprehensive income                                     262       --       --
                                                                                             ------   ------   ------
      Net other-than-temporary impairment losses on securities recognized in earnings          (381)    (682)    (257)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (208)    (142)     130
                                                                                             ------   ------   ------
         Total realized loss                                                                   (589)    (824)    (127)
                                                                                             ------   ------   ------
Amortization of deferred gain on business sold through reinsurance                               73       76       83
Other revenues and fees                                                                         299      271      323
                                                                                             ------   ------   ------
      Total revenues                                                                          8,446    8,323    9,054
                                                                                             ------   ------   ------
BENEFITS AND EXPENSES
Interest credited                                                                             2,406    2,438    2,379
Benefits                                                                                      2,388    2,654    2,330
Underwriting, acquisition, insurance and other expenses                                       2,579    2,960    2,520
Interest and debt expense                                                                        93       85       82
Impairment of intangibles                                                                       729       --       --
                                                                                             ------   ------   ------
   Total benefits and expenses                                                                8,195    8,137    7,311
                                                                                             ------   ------   ------
      Income before taxes                                                                       251      186    1,743
      Federal income tax expense (benefit)                                                      163      (68)     504
                                                                                             ------   ------   ------
         Net income                                                                          $   88   $  254   $1,239
                                                                                             ======   ======   ======

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ---------------------------
                                                                2009      2008      2007
                                                              -------   -------   -------
COMMON STOCK
Balance as of beginning-of-year                               $ 9,132   $ 9,105   $ 9,088
Lincoln National Corporation purchase price                        --        --        (9)
Capital contribution from Lincoln National Corporation          1,451        --        --
Stock compensation/issued for benefit plans                         5        27        26
                                                              -------   -------   -------
   Balance as of end-of-year                                   10,588     9,132     9,105
                                                              -------   -------   -------
RETAINED EARNINGS
Balance as of beginning-of-year                                 3,135     3,283     3,341
Cumulative effect from adoption of new accounting standards        97        --       (55)
Comprehensive income (loss)                                     2,692    (2,408)      876
Other comprehensive income (loss), net of tax                  (2,604)    2,662       363
                                                              -------   -------   -------
   Net income                                                      88       254     1,239
Dividends declared                                               (405)     (402)   (1,242)
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,915     3,135     3,283
                                                              -------   -------   -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                (2,609)       53       416
Cumulative effect from adoption of new accounting standards       (97)       --        --
Other comprehensive income (loss), net of tax                   2,604    (2,662)     (363)
                                                              -------   -------   -------
   Balance as of end-of-year                                     (102)   (2,609)       53
                                                              -------   -------   -------
      Total stockholder's equity as of end-of-year            $13,361   $ 9,658   $12,441
                                                              =======   =======   =======

           See accompanying Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                    FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                               ----------------------------
                                                                                 2009       2008      2007
                                                                               --------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $     88   $   254   $ 1,239
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                        (371)     (237)     (916)
   Trading securities purchases, sales and maturities, net                          (20)      177       316
   Change in premiums and fees receivable                                           132       (61)      (88)
   Change in accrued investment income                                              (87)       19        13
   Change in future contract benefits                                            (3,165)    4,169       526
   Change in other contract holder funds                                            319       (71)      453
   Change in reinsurance related assets and liabilities                           2,790    (3,618)     (493)
   Change in federal income tax accruals                                            178    (45)      310
   Realized loss                                                                    589       824       127
   Impairment of intangibles                                                        729        --        --
   Amortization of deferred gain on business sold through reinsurance               (73)      (76)      (83)
   Other                                                                              1       (12)     (134)
                                                                               --------   -------   -------
      Net cash provided by operating activities                                   1,110     1,323     1,270
                                                                               --------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (13,075)   (5,776)   (8,606)
Sales of available-for-sale securities                                            3,614     1,506     3,453
Maturities of available-for-sale securities                                       3,209     3,732     4,087
Purchases of other investments                                                     (779)   (1,163)   (2,018)
Sales or maturities of other investments                                          1,102       907     1,880
Increase (decrease) in payables for collateral on investments                     1,044      (255)     (369)
Proceeds from sale of subsidiaries/businesses                                         6        --        --
Other                                                                               (51)     (117)      (84)
                                                                               --------   -------   -------
      Net cash provided used in investing activities                             (4,930)   (1,166)   (1,657)
                                                                               --------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                    --       250       375
Increase (decrease) in short-term debt                                                3       (14)       13
Deposits of fixed account values, including the fixed portion of variable        11,346     9,806     9,481
Withdrawals of fixed account values, including the fixed portion of variable     (5,440)   (5,910)   (6,645)
Transfers to and from separate accounts, net                                     (2,248)   (2,204)   (2,448)
Payment of funding agreements                                                        --      (550)       --
Common stock issued for benefit plans and excess tax benefits                        --         8        --
Capital contribution from parent company                                          1,001        --        --
Dividends paid to stockholders                                                     (405)     (402)     (787)
                                                                               --------   -------   -------
      Net cash provided by (used in) financing activities                         4,257       984       (11)
                                                                               --------   -------   -------
Net increase (decrease) in cash and invested cash                                   437     1,141      (398)
Cash and invested cash as of beginning-of-year                                    2,116       975     1,373
                                                                               --------   -------   -------
      Cash and invested cash as of end-of-year                                 $  2,553   $ 2,116   $   975
                                                                               ========   =======   =======

           See accompanying Notes to Consolidated Financial Statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's whole-saling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories. See Note 23 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007. FPP's results subsequent to May 3, 2007, are excluded from these consolidated financial statements. On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of Lincoln Financial Media ("LFM") to LNL. LFM's results subsequent to May 7, 2009, are included in these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.

The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income is not material. All material inter-company accounts and transactions have been eliminated in consolidation. See Note 4 for additional discussion on our VIEs.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions occurring after January 1, 2009, we use the acquisition method of accounting. For more detail on the acquisition method, see Note 2 - "Adoption of New Accounting Standards - Business Combinations Topic." For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE HIERARCHY

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATIONTM ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date as "blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 5 and 15 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. The standard inputs used in order of priority are benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. In addition to the defined standard inputs to our valuation methodologies, we also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds. Mortgage-backed securities ("MBS") and asset-backed securities ("ABS") utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step down features and over collateralization features. The valuation methodologies for our state and municipal bonds use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields. Our hybrid and redeemable preferred stocks and equity AFS securities utilize additional inputs of exchange prices (underlying and common stock of the same issuer).

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income, as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS collateralized debt obligations ("CDOs"), we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans that back a collateralized mortgage obligations ("CMO"), residential mortgages that back a mortgage pass-through securities ("MPTS") or commercial mortgages that back a commercial MBS ("CMBS");

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security and our expectations of sale of such a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners.

As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income. Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

CREDIT-LINKED NOTES

We earn a spread between the coupon received on the credit-linked notes ("CLNs") and the interest credited on the funding agreements. Our CLNs were created using a special purpose trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The high quality assets in these transactions are AAA-rated ABS secured by a pool of credit card receivables. The credit default swaps in the underlying portfolios are actively managed by the investment manager for the pool of underlying issuers in each of the transactions, as permitted in the CLN agreements. The investment manager, from time to time, has directed substitutions of corporate names in the reference portfolio. When substituting corporate names, the issuing special purpose trust transacts with a third party to sell credit protection on a new issuer, selected by the investment manager. The cost to substitute the corporate names is based on market conditions and the liquidity of the corporate names. This new issuer will replace the issuer the investment manager has identified to remove from the pool of issuers. The substitution of corporate issuers does not revise the CLN agreement. The subordination and the participation in credit losses may change as a result of the substitution. The amount of the change is dependent upon the relative risk of the issuers removed and replaced in the pool of issuers.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the CLNs, which could result in principal losses to our investments. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the CLN, which requires the subordinated classes of the investment pool to absorb all of the credit losses up to the current attachment point. LNL owns the mezzanine tranche of these investments.

Our evaluation of the CLNs for OTTI involves projecting defaults in the underlying collateral pool, making assumptions regarding severity and then comparing losses on the underlying collateral pool to the amount of subordination. We apply current published industry data of projected default rates to the underlying collateral pool to estimate the expected future losses. If expected losses were to exceed the attachment point, we may recognize an OTTI on the CLN. See Note 4 and Note 5 for additional discussion on our CLNs.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties


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whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Hierarchy." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income within realized gain (loss) during the period of change.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in realized gain (loss) on our Consolidated Statements of Income. See Note 6 for additional discussion of our derivative instruments.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. DSI is expensed in interest credited on our Consolidated Statements of Income. The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge


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period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the impact of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our projections of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in


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the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

Specifically identifiable intangible assets also include Federal Communications Commission ("FCC") licenses and other agreements reported within Other Operations. The FCC licenses are not amortized.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies

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are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 41% of permanent life insurance in force as of December 31, 2009, and approximately 71% of sales for these products in 2009. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Hierarchy."

The fair value of our indexed annuity contexts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. In addition, for the deferred loss on the reinsurance ceded to LNBAR, we are recognizing it over 30 years.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis

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and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2007 through 2009 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. See Note 20 for additional information.

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, costs or hedges are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

In June 2009, the FASB amended the current hierarchy of GAAP, and identified the FASB ASC as the single source of authoritative GAAP recognized by the FASB. Although the FASB ASC did not change current GAAP, it superseded all existing non-Securities and Exchange Commission ("SEC") accounting and reporting standards as of the effective date. The accounting guidance in the FASB ASC is organized by topical reference, with all the contents having the same level of authority. We adopted the FASB ASC as of September 30, 2009, and have revised all of the referencing of GAAP accounting standards in this filing to reflect the appropriate references in the new FASB ASC.

BUSINESS COMBINATIONS TOPIC

In December 2007, the FASB revised the accounting guidance related to the Business Combinations Topic of the FASB ASC. This revised accounting guidance retained the fundamental requirements for recognizing a business combination, but established revised principles and requirements for the acquirer in a business combination to measure and recognize the acquisition-date fair values of identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree. In addition, goodwill is measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration is recognized at the acquisition-date fair value, acquisition costs must be expensed in the period the costs are incurred and financial statement disclosures were enhanced to provide users with information to evaluate the nature and financial effects of the business combination. We adopted these revisions for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

In April 2009, the FASB further amended the guidance in the Business Combinations Topic related to the recognition and measurement of contingencies acquired in a business combination. Contingent assets acquired and liabilities assumed (jointly referred to as "pre-acquisition contingencies") in a business combination are measured as of the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available as of the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized as of the acquisition date based on the estimated amount. Subsequent to the acquisition date, the measurement of pre-acquisition contingencies is dependent on the nature of the contingency. We adopted these amendments for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

COMPENSATION -- RETIREMENT BENEFITS TOPIC

In December 2008, the FASB amended the disclosure requirements for the Compensation - Retirement Benefits Topic of the FASB ASC, which requires enhanced disclosures regarding the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The new disclosures include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets, including the level within the fair value hierarchy as defined by the Fair Value Measurements and Disclosures Topic of the FASB ASC. In addition, enhanced disclosures are required for fair value measurements of plan assets using Level 3 inputs. We adopted these amendments effective December 31, 2009, and have prospectively included the enhanced disclosures related to the applicable employee benefit plans in Note 18.

CONSOLIDATIONS TOPIC

In December 2007, the FASB amended the Consolidations Topic of the FASB ASC to establish accounting and reporting standards for noncontrolling interests, which represents the portion of equity in a subsidiary not attributable, directly or indirectly, to the parent. Noncontrolling interests must be identified, labeled and presented clearly on the face of the applicable consolidated financial statements, with amounts attributable to the parent and to the noncontrolling interest clearly identified. Changes in a parent's ownership interest while the parent retains its controlling financial interest must be consistently accounted for as an equity transaction. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. In addition, financial statement disclosures must clearly distinguish between the interests of the parent and the interests of the noncontrolling owners. We adopted these amendments effective January 1, 2009. The adoption did not have a material impact on our consolidated financial condition and results of operations.

DERIVATIVES AND HEDGING TOPIC

In March 2008, the FASB amended the Derivatives and Hedging Topic of the FASB ASC to expand the qualitative and quantitative disclosure requirements for derivative instruments and hedging activities to include how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for in accordance with the FASB ASC guidance; and how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. Quantitative disclosure requirements include a tabular format by primary underlying risk and accounting designation for the fair value amount, cross-referencing the location of derivative instruments in the financial statements, the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items and disclosures regarding credit-risk-related contingent features in derivative instruments. These expanded disclosure requirements apply to all derivative instruments within the scope of the Derivatives and Hedging Topic of the FASB ASC, nonderivative hedging instruments and all hedged items designated and qualifying as hedges. We adopted these amendments effective January 1, 2009, and have prospectively included the enhanced disclosures related to our derivative instruments and hedging activities in Note 6.

In addition, in June 2008, the FASB amended the Derivatives and Hedging Topic regarding the evaluation of an instrument (or embedded feature) indexed to an entity's own stock. The amendments to the accounting guidance require a two-step process to determine whether an equity-linked instrument (or embedded feature) is indexed to an entity's own stock first by evaluating the instrument's contingent exercise provisions, if any, and second, by evaluating the instrument's settlement provisions. We adopted this amendment to the FASB ASC effective January 1, 2009, for all outstanding instruments as of that date. The adoption did not have a material impact on our consolidated financial condition and results of operations.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In September 2006, the FASB updated the Fair Value Measurements and Disclosure Topic of the FASB ASC in order to establish a framework for measuring fair value under current accounting guidance that requires or permits fair value measurement, as well as to enhance disclosures about fair value measurements used by an entity. In the updated accounting guidance, the FASB retained the notion of an exchange price, but clarified that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, rather than the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. Inputs to the valuation techniques used to measure fair value were prioritized through a three-level fair value hierarchy defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing, and we continue to measure these benefits using fair value pricing after the adoption of these updates to the Fair Value Measurements and Disclosures Topic, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, disclosure requirements for annual and interim reporting were enhanced to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Notes 1 and 22 for additional information about our fair value disclosures for financial instruments.

We adopted the updates to the Fair Value Measurements and Disclosures Topic of the FASB ASC effective January 1, 2008, by recording increases (decreases) to the following categories (in millions) on our consolidated financial statements:

ASSETS
DAC                                                      $ (3)
VOBA                                                       (8)
Other assets -- DSI                                        (1)
                                                         ----
   Total assets                                          $(12)
                                                         ====

LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts   $(20)
Other liabilities -- income tax liabilities                 3
                                                         ----
      Total liabilities                                  $(17)
                                                         ====

REVENUES
Realized gain                                            $ 10
   Federal income tax                                       3
                                                         ----
      Increase to net income                             $  7
                                                         ====

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

In February 2007, the FASB amended the Fair Value Measurements and Disclosures Topic of the FASB ASC to allow an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. If an entity elected the fair value option, unrealized gains and losses are recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item are recognized in earnings as incurred. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

In April 2009, the FASB amended the Fair Value Measurements and Disclosures Topic to provide additional guidance and key considerations for estimating fair value when the volume and level of activity for an asset or liability has significantly decreased in relation to normal market activity, as well as additional guidance on circumstances that may indicate a transaction is not orderly. A change in a valuation technique resulting from the adoption of this amended guidance is accounted for as a change in accounting estimate in accordance with the FASB ASC. As permitted under the transition guidance, we elected to early adopt these amendments to the Fair Value Measurements and Disclosures Topic effective January 1, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations.

In August 2009, the FASB issued Accounting Standards Update ("ASU") No.
2009-05, "Measuring Liabilities at Fair Value" ("ASU 2009-05") to provide further guidance on the application of fair value measurement to liabilities. These amendments provide valuation techniques to be used when measuring the fair value of a liability when a quoted price in an active market is not available. In addition, these amendments indicate that an entity is not required to include a separate input or adjustment to other inputs related to a restriction that prevents the transfer of the liability and clarify when a quoted price for a liability would be considered a Level 1 input. We adopted the accounting guidance in ASU 2009-05 for the reporting period ending December 31, 2009. The adoption did not have a material impact on our consolidated financial condition and results of operations.

In September 2009, the FASB issued ASU No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2009-12"), to permit the use of net asset value per share, without further adjustment, to estimate the fair value of investments in investment companies that do not have readily determinable fair values. The net asset value per share must be calculated in a manner consistent with the measurement principles of the Financial Services - Investment Companies Topic of the FASB ASC and can be used by investors in investments such as hedge funds, private equity funds, venture capital funds and real estate funds. If it is probable the investment will be sold for an amount other than net asset value, the investor is required to estimate the fair value of the investment. In addition, enhanced disclosures are required for all investments within the scope of this accounting update. We adopted the guidance in ASU 2009-12 as of and for the year ended December 31, 2009. The adoption did not have a material impact on our consolidated financial condition or results of operations

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In September 2005, the American Institute of Certified Public Accountants issued accounting guidance which amended the Financial Services - Insurance Industry Topic of the FASB ASC related to the accounting by insurance enterprises for DAC in connection with modifications or exchanges of insurance contracts. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. We adopted these amendments to the Financial Services - Insurance Industry Topic effective January 1, 2007, by recording decreases to total assets of $69 million, total liabilities of $28 million and retained earnings of $41 million on our Consolidated Balance Sheets. In addition, this adoption also resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses in our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

In May 2008, the FASB updated the Financial Services - Insurance Industry Topic of the FASB ASC with accounting guidance applicable to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments. This accounting guidance changed current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. We do not hold any significant financial guarantee insurance and reinsurance contracts, and as such, the adoption of this amended accounting guidance on January 1, 2009, did not have a material impact on our consolidated financial condition and results of operations.

INCOME TAXES TOPIC

In June 2006, the FASB amended the Income Taxes Topic of the FASB ASC in order to provide a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Companies are required to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. We adopted the amendments to the Income Taxes Topic effective January 1, 2007, by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In April 2008, the FASB amended the Intangibles - Goodwill and Other Topic of the FASB ASC related to the determination of the useful life of intangible assets. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, an entity must consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use market participant assumptions consistent with the highest and best use of the asset. The amendments also require enhance financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. We adopted these amendments effective January 1, 2009, and applied the guidance prospectively to recognized intangible assets acquired after the effective date and applied the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. The adoption did not have a material impact on our consolidated financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an OTTI shall be recognized in earnings equal to the entire difference between the debt security's amortized cost basis and its fair value as of the balance sheet date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings.

If management does not intend to sell the debt security and it is not more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected is less than the amortized cost basis of the debt security (referred to as the credit loss), an OTTI is considered to have occurred. In this instance, the total OTTI must be bifurcated into the amount related to the credit loss, which is recognized in earnings, with the remaining amount of the total OTTI attributed to other factors (referred to as the noncredit portion) recognized as a separate component in OCI. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. In addition, the amendments to this topic expand and increase the frequency of existing disclosures about OTTI for debt and equity securities regarding expected cash flows, credit losses and the aging of securities with unrealized losses.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stockholder's Equity to reclassify the non-credit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                   NET
                                   UNREALIZED   UNREALIZED
                                      OTTI         LOSS
                                     ON AFS       ON AFS
                                   SECURITIES   SECURITIES   TOTAL
                                   ----------   ----------   -----
Increase in amortized cost of
   fixed maturity AFS securities      $33          $152      $185
Change in DAC, VOBA,
   DSI, and DFEL                       (6)          (30)      (36)
Income tax                             (9)          (43)      (52)
                                      ---          ----      ----
   Net cumulative effect
      adjustment                      $18           $79      $ 97
                                      ===           ===      ====

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                          $121
CMOs                                       62
CDOs                                        2
                                         ----
   Total fixed maturity AFS securities   $185
                                         ====

In addition, we include on the face of our Consolidated Statements of Income the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 15, and the enhanced disclosures related to OTTI are included in Note 5.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES TOPIC

In November 2008, the FASB amended the Investments - Equity Method and Joint Ventures Topic of the FASB ASC to address the impact to the accounting for equity method investments resulting from recent amendments to the Business Combinations and Consolidations Topics. The amendments require the subsequent issuances of shares by the equity method investee, which may reduce the investor's ownership percentage, be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. We adopted the amendments on January 1, 2009, prospectively for all investments accounted for under the equity method. The adoption did not have a material impact on our consolidated financial condition and results of operations.

INVESTMENTS -- OTHER TOPIC

In January 2009, the FASB revised the Investments - Other Topic of the FASB ASC in order to eliminate the requirement for holders of beneficial interests to estimate cash flow using a market participant's assumptions regarding current information and events in determining the current fair value of the security. The revised accounting guidance requires the use of all available information relevant to the security, including information about past events, current conditions and reasonable and supportable forecasts. We adopted the revisions to the Investments - Other Topic as of December 31, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

SUBSEQUENT EVENTS TOPIC

In May 2009, the FASB updated the Subsequent Events Topic of the FASB ASC in order to establish standards of accounting for the disclosure of events that take place after the balance sheet date, but before the financial statements are issued. The effect of all subsequent events that existed as of the balance sheet date must be recognized in the financial statements. For those events that did not exist as of the balance sheet date, but arose after the balance sheet date and before the financial statements are issued, recognition is not required, but depending on the nature of the event, disclosure may be required in order to keep the financial statements from being misleading. On February 24, 2010, the FASB amended its guidance on subsequent events to remove the requirements to disclose the date through which an entity has evaluated subsequent events. This change alleviated potential conflicts with current SEC guidance.

TRANSFERS AND SERVICING TOPIC

In February 2008, the FASB updated the Transfers and Servicing Topic of the FASB ASC regarding transfers of financial assets and the guidance for when a repurchase financing should be considered a linked transaction. Under a repurchase financing transaction, the transferor and the transferee are not permitted to separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet specific criteria in order to receive separate accounting treatment. We adopted this update effective January 1, 2009, and the adoption did not have a material impact on our consolidated financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued ASU No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amends the consolidation guidance related to VIEs. Primarily, the current quantitative analysis used under the Consolidations Topic of the FASB ASC will be eliminated and replaced with a qualitative approach that is focused on identifying the variable interest that has the power to direct the activities that most significantly impact the performance of the VIE and absorb losses or receive returns that could potentially be significant to the VIE. In addition, this new accounting standard will require an ongoing reassessment of the primary beneficiary of the VIE, rather than reassessing the primary beneficiary only upon the occurrence of certain pre-defined events. ASU 2009-17 will be effective as of the beginning of the annual reporting period that begins after November 15, 2009, and requires the reconsideration of all VIEs for consolidation in which an entity has a variable interest upon the effective date of these amendments.

In preparation for our adoption of ASU 2009-17 effective January 1, 2010, we are continuing to evaluate our involvement with entities we have determined are VIEs. Based on this evaluation, we may be required to consolidate the VIEs associated with our investment in CLNs. Upon the initial adoption of ASU 2009-17, if we consolidate the assets and liabilities of these VIEs, we have estimated the impact to be approximately $200 million, after-tax, which will be recorded as a cumulative effect adjustment to the beginning balance of retained earnings as of January 1, 2010. See Note 5 for more detail regarding our CLNs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which primarily requires new disclosures related to the levels within the fair value hierarchy. An entity will be required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 will amend the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. ASU 2010-06 will be effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements, which are effective for reporting periods beginning after December 15, 2010. We will include the disclosures as required by ASU 2010-06 in the notes to our consolidated financial statements effective January 1, 2010, except for the disclosures related to Level 3 fair value measurements, which we will include in the notes to our consolidated financial statements effective January 1, 2011.

TRANSFERS AND SERVICING TOPIC

In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which will eliminate the concept of a qualifying special-purpose entity ("SPE") and will remove the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs must be reevaluated for consolidation by the sponsor or transferor. In addition, this accounting update amends the accounting guidance related to transfers of financial assets in order to address practice issues that have been highlighted by the events of the recent economic decline. ASU 2009-16 is effective as of the beginning of the annual reporting period that begins after November 15, 2009. The recognition and measurement provisions will be applied to transfers that occur on or after the effective date and all qualifying SPEs that exist on and after the effective date must be evaluated for consolidation. We will adopt the provisions of ASU 2009-16 effective January 1, 2010, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

3. FUNDS WITHHELD AGREEMENT, REINSURANCE ASSUMED, CAPITAL CONTRIBUTION, REINSURANCE CEDED AND DIVIDEND

FUNDS WITHHELD AGREEMENT WITH LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a funds withheld transaction with LNBAR during the fourth quarter of 2009 whereby we acquired the hedging program for certain GLB variable annuity products with GWB and GIB features. This transaction resulted in the receipt of cash of $162 million, an increase to derivative investments of $790 million and an increase in funds withheld reinsurance liabilities of $952 million. For further information on our hedging program regarding this matter, see "Guaranteed Living Benefit Embedded Derivative Reserves" in Note 6.

REINSURANCE ASSUMED FROM FPP

We completed a reinsurance transaction during the fourth quarter of 2009 whereby we assumed a block of business from FPP, a wholly-owned subsidiary of LNC. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs                          $48
Other assets                                         15
                                                    ---
   Total assets                                     $63
                                                    ===

LIABILITIES
Future contract benefits                            $15
Deferred gain on business sold through reinsurance   47
Other liabilities                                     1
                                                    ---
    Total liabilities                               $63
                                                    ===

CAPITAL CONTRIBUTION OF LFM

On May 7, 2009, LNC made a capital contribution to LNL that transferred ownership of LFM to LNL. The following summarizes the impact of this capital contribution (in millions):

                                                 CAPITAL
                                              CONTRIBUTION
                                                  VALUE
                                              ------------
Cash and invested cash                            $  1
Goodwill                                           174
Specifically identifiable intangible assets        168
Other assets                                        21
Short-term debt                                    (14)
Other liabilities                                  (70)
                                                  ----
   Total capital contribution of LFM              $280
                                                  ====

The caption capital contribution from LNC, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $280 million capital contribution of LFM presented above.

REINSURANCE CEDED TO LNBAR

We completed a reinsurance transaction during the fourth quarter of 2008 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of approximately $240 million of capital previously supporting a portion of statutory reserves related to our insurance products with secondary guarantees. The following summarizes the impact of this transaction (in millions) on our Consolidated Balance Sheets:

ASSETS
Deferred acquisition costs and value of
   business acquired                                 $(230)
Other assets                                          (130)
                                                     -----
      Total assets                                   $(360)
                                                     =====
LIABILITIES
Future contract benefits                             $(539)
Other contract holder funds                            (47)
Funds withheld reinsurance liabilities                 434
Deferred loss on business sold through reinsurance     (78)
Other liabilities                                     (130)
                                                     -----
   Total liabilities                                 $(360)
                                                     =====

DIVIDEND OF FPP

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following summarizes this dividend (in millions):

                                                     DIVIDENDED
                                                        VALUE
                                                     ----------
Investments                                           $ 1,809
Cash and invested cash                                     20
Deferred acquisition costs and value of
   business acquired                                      246
Premiums and fees receivable                                2
Accrued investment income                                  24
Reinsurance recoverables                                  669
Goodwill                                                    2
Future contract benefits                                 (705)
Other contract holder funds                            (1,509)
Other liabilities                                         (66)
                                                      -------
   Total dividend of FPP                              $   492
                                                      =======

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

4. VARIABLE INTEREST ENTITIES

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. We have carefully analyzed each VIE to determine whether we are the primary beneficiary. Based on our analysis of the expected losses and residual returns of the VIEs in which we have a variable interest, we have concluded that there are no VIEs for which we are the primary beneficiary, and, as such, we have not consolidated the VIEs in our consolidated financial statements. However, for those VIEs in which we are not the primary beneficiary, but hold a variable interest, we recognize the fair value of our variable interest on our consolidated financial statements.

Information (in millions) included on our Consolidated Balance Sheets for those VIEs where we had significant variable interest and where we were a sponsor was as follows:

                          AS OF DECEMBER 31, 2009
                      -------------------------------
                                             MAXIMUM
                       TOTAL      TOTAL        LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes    $322        $--         $600

                           AS OF DECEMBER 31, 2008
                      -------------------------------
                                             MAXIMUM
                       TOTAL      TOTAL       LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes    $50         $--         $600

CREDIT-LINKED NOTES

We invested in two CLNs where the note holders do not have voting rights or decision-making capabilities. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders' investment does not permit them to make decisions about the entities' activities that would have a significant effect on the success of the entities, we have determined that these entities are VIEs. As of December 31, 2009, we are not the primary beneficiary of the VIEs as the multi-tiered class structure of the CLNs requires the subordinated classes of the investment pool to absorb credit losses prior to our class of notes. As a result, we will not absorb the majority of the expected losses and the coupon we receive on the CLNs limits our participation in the residual returns. For information regarding our exposure to loss in our CLNs, see "Credit-Linked Notes" in Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                          AS OF DECEMBER 31, 2009
                                             -----------------------------------------------
                                                              GROSS UNREALIZED
                                             AMORTIZED   -------------------------     FAIR
                                                COST      GAINS   LOSSES   OTTI(1)    VALUE
                                             ---------   ------   ------   -------   -------
FIXED MATURITY SECURITIES
Corporate bonds                              $43,046     $2,195   $1,084    $ 63     $44,094
U.S. Government bonds                            136         12       --      --         148
Foreign government bonds                         473         25        9      --         489
MBS:
   CMOs                                        5,819        246      289     149       5,627
   MPTS                                        2,874         61       26      --       2,909
   CMBS                                        2,332         46      330      --       2,048
ABS:
   CDOs                                          189         10       33       9         157
   CLNs                                          600         --      278      --         322
State and municipal bonds                      1,983         14       54      --       1,943
Hybrid and redeemable preferred securities     1,364         33      245      --       1,152
                                             -------     ------   ------    ----     -------
      Total fixed maturity securities         58,816      2,642    2,348     221      58,889
                                             -------     ------   ------    ----     -------
EQUITY SECURITIES
Banking securities                                25         --        1      --          24
Insurance securities                              44          2       --      --          46
Other financial services securities               22         12        6      --          28
Other securities                                  50          7       --      --          57
                                             -------     ------   ------    ----     -------
      Total equity securities                    141         21        7      --         155
                                             -------     ------   ------    ----     -------
         Total AFS securities                $58,957     $2,663   $2,355    $221     $59,044
                                             =======     ======   ======    ====     =======

----------
(1) This amount is comprised of the gross unrealized OTTI cumulative effect adjustment as discussed in Note 2 and the amount reflected on our Consolidated Statements of Income during the year ended December 31, 2009, adjusted for other changes, including but not limited to, sales of fixed maturity AFS securities.

                                                       AS OF DECEMBER 31, 2008
                                             -------------------------------------------
                                                            GROSS UNREALIZED
                                             AMORTIZED   ---------------------     FAIR
                                                COST     GAINS   LOSSES   OTTI    VALUE
                                             ---------   -----   ------   ----   -------
FIXED MATURITY SECURITIES
Corporate bonds                               $38,608     $608   $4,341    $--   $34,875
U.S. Government bonds                             158       36       --     --       194
Foreign government bonds                          509       33       48     --       494
MBS:
   CMOs                                         6,612      168      733     --     6,047
   MPTS                                         1,749       57       37     --     1,769
   CMBS                                         2,428        7      588     --     1,847
ABS:
   CDOs                                           255        6      102     --       159
   CLNs                                           600       --      550     --        50
State and municipal bonds                         118        2        2     --       118
Hybrid and redeemable preferred securities      1,521        6      591     --       936
                                              -------     ----   ------    ---   -------
      Total fixed maturity securities          52,558      923    6,992     --    46,489
                                              -------     ----   ------    ---   -------
EQUITY SECURITIES
Banking securities                                 34       --       20     --        14
Insurance securities                               71        1       20     --        52
Other financial services securities                28        4        7     --        25
Other securities                                   54        4       10     --        48
                                              -------     ----   ------    ---   -------
      Total equity securities                     187        9       57     --       139
                                              -------     ----   ------    ---   -------
         Total AFS securities                 $52,745     $932   $7,049    $--   $46,628
                                              =======     ====   ======    ===   =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                                    AS OF
                                              DECEMBER 31, 2009
                                             -------------------
                                             AMORTIZED    FAIR
                                                COST      VALUE
                                             ---------   -------
Due in one year or less                       $ 1,891    $ 1,923
Due after one year through five years          13,021     13,578
Due after five years through ten years         15,821     16,447
Due after ten years                            16,269     15,878
                                              -------    -------
   Subtotal                                    47,002     47,826
MBS                                            11,025     10,584
CDOs                                              189        157
CLNs                                              600        322
                                              -------    -------
      Total fixed maturity AFS securities     $58,816    $58,889
                                              =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                   AS OF DECEMBER 31, 2009
                                                                ----------------------------------------------------------------
                                                                 LESS THAN OR EQUAL      GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                -------------------   -------------------   --------------------
                                                                           GROSS                 GROSS                   GROSS
                                                                         UNREALIZED            UNREALIZED             UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR     LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI       VALUE       OTTI
                                                                ------   ----------   ------   ----------   -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $4,163      $221      $5,638     $  926     $ 9,801     $1,147
U.S. Government bonds                                                1        --           3         --           4         --
Foreign government bonds                                            30        --          46          9          76          9
MBS:
   CMOs                                                            382       151         870        287       1,252        438
   MPTS                                                          1,227        14          81         12       1,308         26
   CMBS                                                            152        13         619        317         771        330
ABS:
   CDOs                                                              9         6         127         36         136         42
   CLNs                                                             --        --         322        278         322        278
State and municipal bonds                                        1,190        45          53          9       1,243         54
Hybrid and redeemable preferred securities                         105         5         795        240         900        245
                                                                ------      ----      ------     ------     -------     ------
      Total fixed maturity securities                            7,259       455       8,554      2,114      15,813      2,569
                                                                ------      ----      ------     ------     -------     ------
EQUITY SECURITIES
Banking securities                                                   1         1          --         --           1          1
Insurance securities                                                 8        --          --         --           8         --
Other financial services securities                                  4         6          --         --           4          6
Other securities                                                     1        --          --         --           1         --
                                                                ------      ----      ------     ------     -------     ------
      Total equity securities                                       14         7          --         --          14          7
                                                                ------      ----      ------     ------     -------     ------
         Total AFS securities                                   $7,273      $462      $8,554     $2,114     $15,827     $2,576
                                                                ======      ====      ======     ======     =======     ======
Total number of AFS securities in an unrealized loss position                                                            1,696
                                                                                                                         =====

                                                                                     AS OF DECEMBER 31, 2008
                                                                -----------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS        TWELVE MONTHS              TOTAL
                                                                --------------------   -------------------   --------------------
                                                                             GROSS                GROSS                   GROSS
                                                                  FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                                 VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                                -------   ----------   ------   ----------   -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $18,373     $2,282     $5,692     $2,059     $24,065     $4,341
U.S. Government bonds                                                 3         --         --         --           3         --
Foreign government bonds                                            145         15         50         33         195         48
MBS:
   CMOs                                                             807        279        688        454       1,495        733
   MPTS                                                              95         25         51         12         146         37
   CMBS                                                           1,099        169        474        419       1,573        588
ABS:
   CDOs                                                              76         21         67         81         143        102
   CLNs                                                              --         --         50        550          50        550
State and municipal bonds                                            28          2          2         --          30          2
Hybrid and redeemable preferred securities                          448        261        406        330         854        591
                                                                -------     ------     ------     ------     -------     ------
      Total fixed maturity securities                            21,074      3,054      7,480      3,938      28,554      6,992
                                                                -------     ------     ------     ------     -------     ------
EQUITY SECURITIES
Banking securities                                                   14         20         --         --          14         20
Insurance securities                                                 30         20         --         --          30         20
Other financial services securities                                  16          7         --         --          16          7
Other securities                                                     22          9          2          1          24         10
                                                                -------     ------     ------     ------     -------     ------
      Total equity securities                                        82         56          2          1          84         57
                                                                -------     ------     ------     ------     -------     ------
         Total AFS securities                                   $21,156     $3,110     $7,482     $3,939     $28,638     $7,049
                                                                =======     ======     ======     ======     =======     ======
Total number of AFS securities in an unrealized loss position                                                             3,507
                                                                                                                         ======

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                               AS OF DECEMBER 31, 2009
                                                      -----------------------------------------
                                                                GROSS UNREALIZED
                                                       FAIR     ----------------    NUMBER OF
                                                       VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      ------     ------   ----    -------------
Less than six months                                  $  415     $  125   $  4          80
Six months or greater, but less than nine months         115         60     --          25
Nine months or greater, but less than twelve months      409        160     93          96
Twelve months or greater                               1,623      1,264    116         309
                                                      ------     ------   ----         ---
   Total AFS securities                               $2,562     $1,609   $213         510
                                                      ======     ======   ====         ===

                                                               AS OF DECEMBER 31, 2008
                                                      -----------------------------------------
                                                                GROSS UNREALIZED
                                                       FAIR     ----------------    NUMBER OF
                                                       VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      ------     ------   ----    -------------
Less than six months                                  $  781     $  389    $--          159
Six months or greater, but less than nine months       1,141        536     --          206
Nine months or greater, but less than twelve months    1,552        785     --          223
Twelve months or greater                               4,027      3,509     --          785
                                                      ------     ------    ---        -----
   Total AFS securities                               $7,501     $5,219    $--        1,373
                                                      ======     ======    ===        =====

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Based upon this review, the cause of the $4.5 billion decrease in our gross AFS securities unrealized losses for the year ended December 31, 2009, was attributable primarily to increased liquidity in several market segments and improved credit fundamentals (i.e., market improvement and narrowing credit spreads), partially offset by the cumulative adjustment resulting from the adoption of new accounting guidance related to the recognition of OTTI, which resulted in the $152 million increase in amortized cost in AFS securities as discussed in Note 2. As discussed further below, we believe the unrealized loss position as of December 31, 2009, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2009, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2009, the unrealized losses associated with our corporate bond securities were attributable primarily to loans backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the security and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2009, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Cash flow forecasts also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2009, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                    FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2009
                                                 ------------
Balance as of beginning-of-year                      $ --
   Cumulative effect from adoption of new
      accounting standard                              30
   Increases attributable to:
      Credit losses on securities for which an
         OTTI was not previously recognized           259
   Decreases attributable to:
      Securities sold                                 (29)
                                                     ----
         Balance as of end-of-year                   $260
                                                     ====

During the year ended December 31, 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2009     2008
                                               ------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $1,641   $1,467
U.S. Government bonds                             370      414
Foreign government bonds                           29       38
MBS:
   MPTS                                            60       31
   CMOs                                           124      118
   CMBS                                            81       76
State and municipal bonds                          18       13
Hybrid and redeemable preferred securities         41       30
                                               ------   ------
      Total fixed maturity securities           2,364    2,187
Other equity securities                             2        2
                                               ------   ------
         Total trading securities              $2,366   $2,189
                                               ======   ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2009, 2008 and 2007 was $126 million, $172 million and $8 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 29% and 30% of mortgage loans as of December 31, 2009 and 2008, respectively. The number of impaired mortgage loans and the carrying value of impaired mortgage loans (in millions) were as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Number of impaired mortgage loans            2     --
                                          ====    ===
Impaired mortgage loans                   $ 22    $--
Valuation allowance associated with
   impaired mortgage loans                  (8)    --
                                          ----    ---
   Carrying value of impaired
      mortgage loans                      $ 14    $--
                                          ====    ===

The average carrying value and associated interest income on the impaired mortgage loans (in millions) is as follows:

                                FOR THE YEARS ENDED
                                    DECEMBER 31,
                                -------------------
                                 2009   2008   2007
                                 ----   ----   ----
Average carrying value for
   impaired loans                 $ 8   $--     $11
Interest income recognized on
   impaired mortgage loans         --    --       1
Amount of interest income
   collected on impaired
   mortgage loans                  --    --       1

ALTERNATIVE INVESTMENTS

As of December 31, 2009 and 2008, alternative investments included investments in approximately 99 and 102 different partnerships, respectively, and the portfolio represented less than 1% and 1% of our overall invested assets, respectively.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income were as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                              ------------------------
                               2009     2008     2007
                              ------   ------   ------
NET INVESTMENT INCOME
Fixed maturity AFS
   securities                 $3,373   $3,236   $3,264
Equity AFS securities              7        8       19
Trading securities               148      154      163
Mortgage loans on
   real estate                   451      473      491
Real estate                       17       20       41
Standby real estate equity
   commitments                     1        3       12
Policy loans                     169      177      172
Invested cash                      8       45       78
Alternative investments          (54)     (34)     102
Consent fees                       5        5       10
Other investments                  8       --        7
                              ------   ------   ------
   Investment income           4,133    4,087    4,359
Investment expense              (127)    (112)    (178)
                              ------   ------   ------
      Net investment income   $4,006   $3,975   $4,181
                              ======   ======   ======

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   -----------------------
                                    2009     2008     2007
                                   -----   -------   -----
Fixed maturity AFS securities:
   Gross gains                     $ 154   $    49   $ 120
   Gross losses                     (687)   (1,059)   (176)
Equity AFS securities:
   Gross gains                         5         1       3
   Gross losses                      (27)      (33)   (111)
Gain (loss) on other
   investments                      (100)       31      22
Associated amortization
   expense of DAC, VOBA, DSI
   and DFEL and changes in
   other contract holder funds
   and funds withheld
   reinsurance liabilities           157       244      29
                                   -----   -------   -----
      Total realized loss on
         investments, excluding
         trading securities         (498)     (767)   (113)
      Loss on certain derivative
         instruments                 (35)      (83)     (2)
      Associated amortization
         expense of DAC, VOBA,
         DSI and DFEL and
         changes in other
         contract holder funds        --        --       1
                                   -----   -------   -----
         Total realized loss on
            investments and
            certain derivative
            instruments,
            excluding trading
            securities             $(533)  $  (850)  $(114)
                                   =====   =======   =====

Details underlying write-downs taken as a result of OTTI (in millions) that was recognized in net income and included in realized loss on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  --------------------
                                   2009    2008   2007
                                  -----   -----   ----
OTTI RECOGNIZED IN
   NET INCOME
Fixed maturity securities:
   Corporate bonds                $ 209   $ 527   $119
   Foreign government bonds          --      --      1
   MBS:
      CMOs                          237     289     17
      CMBS                           --       1      2
   ABS:
      CDOs                           39       1      7
   Hybrid and redeemable
      preferred securities           67      50     --
                                  -----   -----   ----
      Total fixed maturity
         securities                 552     868    146
                                  -----   -----   ----
Equity securities:
   Banking securities                10      --     --
   Insurance securities               8       1     --
   Other financial services
      securities                      3      24    111
   Other securities                   6       7     --
                                  -----   -----   ----
      Total equity securities        27      32    111
                                  -----   -----   ----
         Gross OTTI recognized
            in net income           579     900    257
         Associated amortization
            expense of DAC,
            VOBA, DSI and
            DFEL                   (198)   (218)    --
                                  -----   -----   ----
            Net OTTI recognized
               in net income,
               pre-tax            $ 381   $ 682   $257
                                  =====   =====   ====
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI      $ 339   $  --   $ --
Associated amortization
   expense of DAC, VOBA,
   DSI and DFEL                     (77)     --     --
                                  -----   -----   ----
   Net portion of OTTI
      recognized in OCI, pre-tax  $ 262   $  --   $ --
                                  =====   =====   ====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND ABS CDOS

As of December 31, 2009, we reviewed our corporate bond and ABS CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% loan severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) and the fair value of the related investments included on our Consolidated Balance Sheets consisted of the following:

                                                                                             AS OF DECEMBER 31,
                                                                                    ------------------------------------
                                                                                           2009               2008
                                                                                    -----------------   ----------------
                                                                                    CARRYING    FAIR    CARRYING    FAIR
                                                                                      VALUE     VALUE     VALUE    VALUE
                                                                                    --------   ------   --------   -----
Collateral payable held for derivative investments(1)                                $  634    $  634     $(17)     $(17)
Securities pledged under securities lending agreements(2)                               501       479      427       410
Securities pledged under reverse repurchase agreements(3)                               344       359      470       496
Securities pledged for Treasury Asset-Backed Securities Loan Facility ("TALF")(4)       345       386       --        --
Securities pledged for Federal Home Loan Bank of Indianapolis Securities
   ("FHLBI")(5)                                                                         100       111       --        --
                                                                                     ------    ------     ----      ----
   Total payables for collateral on investments                                      $1,924    $1,969     $880      $889
                                                                                     ======    ======     ====      ====

----------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parities contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on our Consolidated Statements of Cash Flows consisted of the following:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   ----------------------
                                    2009     2008    2007
                                   ------   -----   -----
Collateral payable held for
   derivative investments          $  651   $ (17)  $  --
Securities pledged under
   securities lending
   agreements                          74    (228)   (369)
Securities pledged under
   reverse repurchase
   agreements                        (126)    (10)     --
Securities pledged
   for TALF                           345      --      --
Securities pledged for FHLBI          100      --      --
                                   ------   -----   -----
   Total increase (decrease) in
      payables for collateral on
      investments                  $1,044   $(255)  $(369)
                                   ======   =====   =====

INVESTMENT COMMITMENTS

As of December 31, 2009, our investment commitments for fixed maturity AFS securities (primarily private placements), limited partnerships, real estate and mortgage loans on real estate were $786 million, which included $381 million of limited partnerships, $220 million of standby commitments to purchase real estate upon completion and leasing and $182 million of private placements.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2009 and 2008, our most significant investment in one issuer was our investment securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.5 billion and $3.3 billion, or 6% and 5% of our invested assets portfolio totaling $73.1 billion and $60.2 billion, respectively. As of December 31, 2009 and 2008, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $6.6 billion and $6.5 billion, or 9% and 11% of the invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the AFS securities table above.

CREDIT-LINKED NOTES

As of December 31, 2009 and 2008, respectively, other contract holder funds on our Consolidated Balance Sheets included $600 million outstanding in funding agreements. We invested the proceeds of $600 million received for issuing two funding agreements in 2006 and 2007 into two separate CLNs originated by a third party company. The CLNs are included in fixed maturity AFS securities on our Consolidated Balance Sheets.

To date, there has been one default in the underlying collateral pool of the $400 million CLN and two defaults in the underlying collateral pool of the $200 million CLN. There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment of $600 million as of December 31, 2009.

During the year ended December 31, 2009, as in the general markets, spreads on these transactions have tightened, reducing unrealized losses. We had unrealized losses of $278 million on the $600 million in CLNs and $550 million on the $600 million in CLNs as of December 31, 2009 and 2008, respectively. As described more fully in the realized loss related to investments section above, we regularly review our investment holdings for OTTI. Based upon this review, we believe that these securities were not OTTI as of December 31, 2009 and 2008, respectively. The following summarizes the fair value to amortized cost ratio of the CLNs:


                                  AS OF      AS OF DECEMBER 31,
                               JANUARY 31,   ------------------
                                  2010           2009   2008
                               -----------       ----   ----
Fair value to amortized
   cost ratio                      52%            54%    8%

The following summarizes information regarding our investments in these securities (dollars in millions) as of December 31, 2009:

                               AMOUNT AND DATE OF ISSUANCE
                               ---------------------------
                                     $400          $200
                                DECEMBER 2006   APRIL 2007
                                -------------   ----------
Amortized cost                    $     400      $    200
Fair value                              209           113
Original attachment point
   (subordination)                     5.50%         2.05%
Current attachment point
   (subordination)                     4.78%         1.48%
Maturity                           12/20/16       3/20/17
Current rating of tranche               B-            Ba3
Current rating of underlying
   collateral pool                 Aa1-Caa2        Aaa-B1
Number of entities                      124            99
Number of countries                      19            23

The following summarizes the exposure of the CLNs' underlying collateral by industry and rating as of December 31, 2009:

                                     AAA    AA      A     BBB    BB    B     CC   TOTAL
                                     ---   ----   ----   ----   ---   ---   ---   -----
INDUSTRY
Financial intermediaries             0.4%   3.5%   7.2%   0.5%  0.0%  0.0%  0.0%   11.6%
Telecommunications                   0.0%   0.0%   5.9%   4.0%  1.1%  0.0%  0.0%   11.0%
Oil and gas                          0.0%   1.4%   1.2%   4.9%  0.0%  0.0%  0.0%    7.5%
Utilities                            0.0%   0.0%   2.4%   2.1%  0.0%  0.0%  0.0%    4.5%
Chemicals and plastics               0.0%   0.0%   2.3%   1.6%  0.0%  0.0%  0.0%    3.9%
Drugs                                0.3%   2.5%   0.9%   0.0%  0.0%  0.0%  0.0%    3.7%
Retailers (except food & drug)       0.0%   0.0%   0.7%   1.8%  1.1%  0.0%  0.0%    3.6%
Industrial equipment                 0.0%   0.0%   2.9%   0.3%  0.0%  0.0%  0.0%    3.2%
Sovereign                            0.0%   0.3%   1.6%   1.4%  0.0%  0.0%  0.0%    3.3%
Property and Casualty Insurance      0.0%   0.0%   1.6%   1.1%  0.0%  0.0%  0.5%    3.2%
Forest products                      0.0%   0.0%   0.0%   1.6%  1.4%  0.0%  0.0%    3.0%
Other Industry < 3% (28 Industries)  0.9%   2.8%  15.6%  17.1%  3.4%  1.7%  0.0%   41.5%
                                     ---   ----   ----   ----   ---   ---   ---   -----
   Total by industry                 1.6%  10.5%  42.3%  36.4%  7.0%  1.7%  0.5%  100.0%
                                     ===   ====   ====   ====   ===   ===   ===   =====

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, basis risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are used as part of our interest rate risk management strategy include interest rate swap agreements, interest rate futures and interest rate cap agreements. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps, currency futures and foreign currency forwards. Call options based on LNC stock, call options based on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500"), variance swaps, put options and equity futures are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

We evaluate and recognize our derivative instruments in accordance with the Derivatives and Hedging Topic of the FASB ASC. As of December 31, 2009, we had derivative instruments that were designated and qualifying as cash flow hedges. We also had embedded derivatives that did not qualify as hedging instruments and derivative instruments that were economic hedges, but were not designed to meet the requirements to be accounted for as a hedge. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage GIB feature. See "Guaranteed Living Benefit Embedded Derivative Reserves" below for further details.

See Note 22 for disclosures required by the Fair Value Measurements and Disclosures Topic of the FASB ASC.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                                          AS OF DECEMBER 31, 2009
                                                        --------------------------------------------------------
                                                                                                   (LIABILITY)
                                                                                 ASSET CARRYING     CARRYING
                                                           NUMBER                 OR FAIR VALUE   OR FAIR VALUE
                                                            OF        NOTIONAL   --------------   --------------
                                                        INSTRUMENTS    AMOUNTS    GAIN     LOSS   GAIN     LOSS
                                                        -----------   --------   ------   -----   ----   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements(1)                            85      $   620   $   24   $ (45)  $ --   $    --
   Foreign currency swaps(1)                                   13          340       33     (19)    --        --
                                                          -------      -------   ------   -----   ----   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                     98          960       57     (64)    --        --
                                                          -------      -------   ------   -----   ----   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements (1)                               20        1,000       --      --     --        --
Interest rate futures (1)                                  19,073        2,333       --      --     --        --
Equity futures (1)                                         21,149        1,147       --      --     --        --
Interest rate swap agreements (1)                              81        6,232       63    (349)    --        --
Foreign currency forwards (1)                                  17        1,035       12     (91)    --        --
Credit default swaps (2)                                       14          220       --      --     --       (65)
Put options (1)                                               114        4,093      935      --     --        --
Call options (based on LNC stock) (1)                           1            9       --      --     --        --
Call options (based on S&P 500) (1)                           559        3,440      215      --     --        --
Variance swaps (1)                                             36           26       66     (22)    --        --
Currency futures (1)                                        3,664          505       --      --     --        --
Embedded derivatives:
   Deferred compensation plans (2)                              6           --       --      --     --      (314)
   Indexed annuity contracts (3)                          108,119           --       --      --     --      (419)
   GLB embedded derivative reserves (3)                   261,309           --       --      --    308      (984)
   Reinsurance related embedded derivatives (4)                --           --      139      --     --        --
   AFS securities embedded derivatives (1)                      2           --       19      --     --        --
                                                          -------      -------   ------   -----   ----   -------
      Total derivative instruments not designated and
         not qualifying as hedging instruments            414,164       20,040    1,449    (462)   308    (1,782)
                                                          -------      -------   ------   -----   ----   -------
            Total derivative instruments                  414,262      $21,000   $1,506   $(526)  $308   $(1,782)
                                                          =======      =======   ======   =====   ====   =======

                                                                         AS OF DECEMBER 31, 2008
                                                        --------------------------------------------------------
                                                                                                   (LIABILITY)
                                                                                 ASSET CARRYING     CARRYING
                                                           NUMBER                 OR FAIR VALUE   OR FAIR VALUE
                                                             OF       NOTIONAL   --------------   --------------
                                                        INSTRUMENTS    AMOUNTS    GAIN    LOSS    GAIN     LOSS
                                                        -----------   --------    ----   -----    ----   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements(1)                           106      $  780     $ 70   $(121)   $ --   $    --
   Foreign currency swaps(1)                                   14         366       68      (3)     --        --
                                                          -------      ------     ----   -----    ----   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                    120       1,146      138    (124)     --        --
                                                          -------      ------     ----   -----    ----   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements(1)                                44       2,200       --      --      --        --
Credit default swaps(2)                                        11         149       --      --      --       (51)
Call options (based on LNC stock)(1)                            2          18       --      --      --        --
Call options (based on S&P 500)(1)                            553       2,951       31      --      --        --
Embedded derivatives:
   Deferred compensation plans(2)                               7          --       --      --      --      (223)
   Indexed annuity contracts(3)                            80,809          --       --      --      --      (252)
   GLB embedded derivative reserves(3)                    215,597          --       --      --     517    (3,421)
   Reinsurance related embedded derivatives(4)                 --          --      167      --      --        --
   AFS securities embedded derivatives(1)                       3          --       15      --      --        --
                                                          -------      ------     ----   -----    ----   -------
      Total derivative instruments not designated and
         not qualifying as hedging instruments            297,026       5,318      213      --     517    (3,947)
                                                          -------      ------     ----   -----    ----   -------
            Total derivative instruments                  297,146      $6,464     $351   $(124)   $517   $(3,947)
                                                          =======      ======     ====   =====    ====   =======

----------
(1)  Reported in derivative investments on our Consolidated Balance Sheets.

(2)  Reported in other liabilities on our Consolidated Balance Sheets.

(3)  Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative financial instruments (in millions) was as follows:

                                                                REMAINING LIFE AS OF DECEMBER 31, 2009
                                                            -----------------------------------------------
                                                            LESS THAN   1 - 5    5 - 10   10 - 30
                                                             1 YEAR     YEARS     YEARS    YEARS     TOTAL
                                                            ---------   ------   ------   -------   -------
DERIVATIVE INSTRUMENTS DESIGNATED AND
   QUALIFYING AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap agreements                              $   24    $   94   $  236    $  266   $   620
   Foreign currency swaps                                         --        94      165        81       340
                                                              ------    ------   ------    ------   -------
      Total derivative instruments designated and
         qualifying as hedging instruments                        24       188      401       347       960
                                                              ------    ------   ------    ------   -------
DERIVATIVE INSTRUMENTS NOT DESIGNATED AND
   NOT QUALIFYING AS HEDGING INSTRUMENTS
Interest rate cap agreements                                     850       150       --        --     1,000
Interest rate futures                                          2,333        --       --        --     2,333
Equity futures                                                 1,147        --       --        --     1,147
Interest rate swap agreements                                    395     1,735    1,538     2,564     6,232
Foreign currency forwards                                      1,035        --       --        --     1,035
Credit default swaps                                              20        40      160        --       220
Put options                                                       --     1,289    2,679       125     4,093
Call options (based on LNC stock)                                  9        --       --        --         9
Call options (based on S&P 500)                                2,616       824       --        --     3,440
Variance swaps                                                    --         3       23        --        26
Currency futures                                                 505        --       --        --       505
                                                              ------    ------   ------    ------   -------
      Total derivative instruments not designated and not
         qualifying as hedging instruments                     8,910     4,041    4,400     2,689    20,040
                                                              ------    ------   ------    ------   -------
Total derivative instruments with notional amounts            $8,934    $4,229   $4,801    $3,036   $21,000
                                                              ======    ======   ======    ======   =======

The change in our unrealized loss on derivative instruments in accumulated OCI (in millions) was as follows:

                                                                         FOR THE
                                                                       YEAR ENDED
                                                                      DECEMBER 31,
                                                                          2009
                                                                      ------------
UNREALIZED LOSS ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                                           $(15)
Other comprehensive income (loss):
   Unrealized holding losses arising during the period:
      Cash flow hedges:
         Interest rate swap agreements                                      33
         Foreign currency swaps                                            (52)
   Change in DAC, VOBA, DSI and other contract holder funds                 22
   Income tax benefit                                                        2
   Less:
      Reclassification adjustment for gains included in net income:
         Cash flow hedges:
            Interest rate swap agreements(1)                                 4
      Income tax expense                                                    (1)
                                                                          ----
               Balance as of end-of-year                                  $(13)
                                                                          ====

(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income.

The settlement payments and mark-to-market adjustments on derivative instruments (in millions) recorded on our Consolidated Statements of Income were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        --------------------
                                         2009    2008   2007
                                        -----   -----   ----
DERIVATIVE INSTRUMENTS
   DESIGNATED AND QUALIFYING
   AS HEDGING INSTRUMENTS
Cash flow hedges:
   Interest rate swap
      agreements(1)                     $   3   $   4   $  5
   Foreign currency swaps(1)                2      (1)    (1)
                                        -----   -----   ----
         Total derivative instruments
            designated and qualifying
            as hedging instruments          5       3      4
                                        -----   -----   ----
DERIVATIVE INSTRUMENTS NOT
   DESIGNATED AND NOT
   QUALIFYING AS HEDGING
   INSTRUMENTS
Interest rate futures(2)                  (60)     --     --
Equity futures(2)                         (55)     --     --
Interest rate swap agreements(2)         (150)     --     --
Foreign currency forwards(1)               23      --     --
Credit default swaps(1)                     2       1     --
Put options(2)                           (136)     --     --
Call options (based on LNC
   stock)(2)                               --      (8)    (3)
Call options (based on
   S&P 500)(2)                             84    (204)     6
Variance swaps(2)                         (39)     --     --
Currency futures(2)                       (18)     --     --
Embedded derivatives:
   Deferred compensation plans(3)         (10)     (1)   (15)
   Indexed annuity contracts(2)             6      37    (12)
   GLB embedded derivative
      reserves(2)                          24     (21)   (25)
   Reinsurance related embedded
      derivatives(2)                     (155)    226      7
                                        -----   -----   ----
         Total derivative instruments
            not designated and not
            qualifying as hedging
            instruments                  (484)     30    (42)
                                        -----   -----   ----
               Total derivative
                  instruments           $(479)  $  33   $(38)
                                        =====   =====   ====

----------
(1)  Reported in net investment income on our Consolidated Statements of Income.

(2)  Reported in realized loss on our Consolidated Statements of Income.

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS DESIGNATED AND QUALIFYING AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated as cash flow hedges were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -------------------
                                    2009   2008   2007
                                    ----   ----   ----
Ineffective portion recognized in
   realized loss                    $(1)    $ 1   $(1)
                                    ===     ===   ===
Gain recognized as a component of
   OCI with the offset to:
   Net investment income            $ 4     $ 2   $ 3
   Benefit recovery (expense)        --      --     1
                                    ---     ---   ---
                                    $ 4     $ 2   $ 4
                                    ===     ===   ===

As of December 31, 2009, none of the deferred net gains on derivative instruments in accumulated OCI are expected to be reclassified to earnings during 2010. A reclassification would be due primarily to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our long-term debt, the receipt of interest payments associated with foreign currency securities and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2009, 2008 and 2007, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS

We use a portion of our interest rate swap agreements to hedge the interest rate risk to our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty at a predetermined interest rate. The net receipts or payments from these interest rate swaps are recorded on our Consolidated Statements of Income as specified in the table above. The gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate. The net receipts or payments from these interest rate swaps are recorded on our Consolidated Statements of Income as specified in the table above.

As of December 31, 2009, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2037.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

As of December 31, 2009, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS

Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting treatment.

INTEREST RATE FUTURES AND EQUITY FUTURES

We use interest rate futures and equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price. Cash settlements on the change in market value of financial futures contracts, along with the resulting gains or losses, are recorded on our Consolidated Statements of Income as specified in the table above.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products. The change in market value and periodic cash settlements are recorded as a component of realized loss on our Consolidated Statements of Income.

FOREIGN CURRENCY FORWARDS

We use foreign currency forward contracts to hedge the currency risk on certain investments associated with our variable annuity products. The foreign currency forward contracts obligate us to deliver a specified amount of currency at a future date and a specified exchange rate. The contract does not qualify for hedge accounting under the Derivatives and Hedging Topic of the FASB ASC. Therefore, all gains or losses on the foreign currency forward contracts are recorded as a component of realized loss on our Consolidated Statements of Income.

CREDIT DEFAULT SWAPS

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting treatment.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swap liabilities for which we are the seller (in millions) was as follows:

                              AS OF DECEMBER 31, 2009
             ---------------------------------------------------------
              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF       RATING OF       FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(1)     PAYOUT
----------   --------   --------   ------------   --------   ---------
3/20/2010      (2)         (4)         A2/A         $ --       $ 10
6/20/2010      (2)         (4)         A1/A           --         10
12/20/2012     (3)         (4)        Aa3/A+          --         10
12/20/2012     (3)         (4)        Aa3/A+          --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2016     (3)         (4)        A2/A(5)        (11)        24
12/20/2016     (3)         (4)        A2/A(5)         (8)        24
3/20/2017      (3)         (4)        A2/A(5)         (3)        23
3/20/2017      (3)         (4)        A2/A(5)         (9)        22
3/20/2017      (3)         (4)        A2/A(5)         (5)        18
3/20/2017      (3)         (4)        A2/A(5)        (13)        18
3/20/2017      (3)         (4)        A2/A(5)         (4)        17
3/20/2017      (3)         (4)        A2/A(5)        (12)        14
                                                    ----       ----
                                                    $(65)      $220
                                                    ====       ====

                              AS OF DECEMBER 31, 2008
             ---------------------------------------------------------
              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF        RATING OF      FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(1)    PAYOUT
----------   --------   --------   ------------   --------   ---------
3/20/2010      (2)         (4)        Aa3/A+        $ (1)      $ 10
6/20/2010      (2)         (4)         Aa2/A          --         10
12/20/2012     (3)         (4)        Aa2/A+          --         10
12/20/2012     (3)         (4)        Aa2/A+          --         10
12/20/2012     (3)         (4)         A1/A           --         10
12/20/2012     (3)         (4)         A1/A           (1)        10
3/20/2017      (3)         (4)        A2/A(5)        (14)        22
3/20/2017      (3)         (4)        A2/A(5)        (10)        14
3/20/2017      (3)         (4)        A2/A(5)         (8)        18
3/20/2017      (3)         (4)        A2/A(5)        (11)        18
3/20/2017      (3)         (4)        A2/A(5)         (6)        17
                                                    ----       ----
                                                    $(51)      $149
                                                    ====       ====

----------
(1) Broker quotes are used to determine the market value of credit default swaps.

(2) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

(3) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(4) Seller does not have the right to demand indemnification/compensation from third parties in case of a loss (payment) on the contract.

(5) These credit default swaps were sold to a counterparty of the issuing special purpose trust as discussed in the "Credit-Linked Notes" section in
     Note 5.

Details underlying the associated collateral of our open credit default swaps for which we are the seller as of December 31, 2009, if credit risk related contingent features were triggered (in millions) were as follows:

                                           AS OF
                                       DECEMBER 31,
                                       ------------
                                       2009   2008
                                       ----   -----
Maximum potential payout               $220   $149
Less:
   Counterparty thresholds               30     30
                                       ----   ----
      Maximum collateral potentially
         required to post              $190   $119
                                       ====   ====

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. In the event that these netting agreements were not in place, fair values of the associated investments, counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash would have required that we post approximately $55 million as of December 31, 2009.

PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount. The change in market value of the put options along with the resulting gains or losses on terminations and expirations are recorded on our Consolidated Statements of Income as specified in the table above.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment. The mark-to-market changes are recorded on our Consolidated Statements of Income as specified in the table above.

CALL OPTIONS (BASED ON S&P 500)

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded on our Consolidated Statements of Income as specified in the table above.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance of an underlying index and the fixed variance rate determined as of inception. The change in market value and resulting gains and losses on terminations and expirations are recorded on our Consolidated Statements of Income as specified in the table above.

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate. These contracts do not qualify for hedge accounting treatment; therefore, all cash settlements along with the resulting gains or losses are recorded on our Consolidated Statements of Income as specified in the table above.

EMBEDDED DERIVATIVE INSTRUMENTS NOT DESIGNATED AND NOT QUALIFYING AS HEDGING INSTRUMENTS

DEFERRED COMPENSATION PLANS

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income on our Consolidated Statements of Income as specified in the table above.

INDEXED ANNUITY CONTRACTS

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under the Derivatives and Hedging Topic of the FASB ASC. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded on our Consolidated Statements of Income as specified in the table above.

GUARANTEED LIVING BENEFIT EMBEDDED DERIVATIVE RESERVES

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. The change in embedded derivative reserves flows through our Consolidated Statements of Income as specified in the table above. As of December 31, 2009, we had $23.5 billion of account values that were attributable to variable annuities with a GWB feature and $9.3 billion of account values that were attributable to variable annuities with a GIB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. We re-balance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded on our Consolidated Statements of Income as specified in the table above. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $(140) million and $15 million as of December 31, 2009 and 2008, respectively.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives, which are included in reinsurance related embedded derivatives on our Consolidated Balance Sheets, were $279 million and $152 million as of December 31, 2009 and 2008, respectively.

AFS SECURITIES EMBEDDED DERIVATIVES

We own various debt securities that either contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contain call options to receive the return on equity-like indexes. The change in fair value of these embedded derivatives flows through our Consolidated Statements of Income as specified in the table above.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk.

The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of any insurance subsidiary of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2009, the exposure was $159 million.

The amounts recognized (in millions) by S&P credit rating of counterparty as of December 31, 2009, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

                COLLATERAL     COLLATERAL
 S&P CREDIT     POSTED BY      POSTED BY
 RATING OF    COUNTERPARTY   LNC (HELD BY
COUNTERPARTY  (HELD BY LNC)  COUNTERPARTY)
------------  -------------  -------------
    AAA            $  3          $  --
     AA             140             --
    AA-             272             --
     A+             171            (13)
     A              328           (240)
                   ----          -----
                   $914          $(253)
                   ====          =====

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) (in millions) was as follows:

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                              ---------------------
                              2009     2008    2007
                              ----    -----    ----
Current                       $172    $(292)   $372
Deferred                        (9)     224     132
                              ----    -----    ----
   Total federal income tax
      expense (benefit)       $163    $ (68)   $504
                              ====    =====    ====

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                                --------------------
                                2009    2008    2007
                                ----    ----    ----
Tax rate of 35% times pre-tax
   income                       $ 88    $ 65    $610
Effect of:
Goodwill                         238      --      --
   Separate account dividend
      received deduction         (77)    (82)    (88)
Tax credits                      (47)    (25)    (22)
   Prior year tax return
      adjustment                 (60)    (34)    (14)
Other items                       21       8      18
                                ----    -----    ----

      Provision (benefit) for
         income taxes           $163    $(68)   $504
                                ====    ====    ====
Effective tax rate               N/M     N/M      29%
                                ====    ====    ====

The effective tax rate is a ratio of tax expense over pre-tax income. Because the pre-tax income of $251 million and $186 million in 2009 and 2008, respectively, resulted in a tax expense of $163 million in 2009 and a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return adjustment.

The federal income tax asset (liability) (in millions), which is included in other liabilities as of December 31, 2009, and other assets as of December 31, 2008, on our Consolidated Balance Sheets, was as follows:


                                    AS OF DECEMBER 31,
                                    ------------------
                                       2009    2008
                                      -----    ----
Current                               $(250)   $(66)
Deferred                               (523)    954
                                      -----    ----
   Total federal income tax asset
      (liability)                     $(773)   $888
                                      =====    ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                              AS OF DECEMBER 31,
                                              ------------------
                                                2009     2008
                                               ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds                       $1,778   $1,616
Net unrealized loss on AFS securities              --    2,142
Other investments                                 317      362
Reinsurance deferred gain                         163      190
Modco embedded derivative                          49       --
Compensation and benefit plans                    145      153
Net capital loss                                  112       --
Ceding commission asset                             3        5
Other                                              81      102
                                               ------   ------
      Total deferred tax assets                 2,648    4,570
                                               ------   ------
DEFERRED TAX LIABILITIES
DAC                                             1,947    1,992
VOBA                                              734    1,317
Intangibles                                       192      140
Net unrealized gain on AFS securities              38       --
Net unrealized gain on trading securities          55       12
Modco embedded derivative                          --        5
Other                                             205      150
                                               ------   ------
      Total deferred tax liabilities            3,171    3,616
                                               ------   ------
         Net deferred tax asset (liability)    $ (523)  $  954
                                               ======   ======

LNL and its affiliates, with the exception of Jefferson-Pilot Life Insurance Company ("JPL"), Jefferson Pilot Financial Insurance Company ("JPFIC") and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LLANY on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2009 and 2008, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2009 and 2008.

As of December 31, 2009, LNL had net capital loss carryforwards of $319 million which will expire in 2014. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As discussed in Note 2, we adopted new guidance in the Income Taxes Topic of the FASB ASC on January 1, 2007. As of December 31, 2009 and 2008, $180 million and $142 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2010 in the range of none to $45 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            -------------------
                                                2009   2008
                                                ----   ----
Balance as of beginning-of-year                 $264   $290
   Increases for prior year tax positions         26     16
   Decreases for prior year tax positions         (1)   (46)
   Increases for current year tax
      positions                                   11     20
   Decreases for current year tax
      positions                                   (7)    (6)
   Decreases for settlements with taxing
      authorities                                 --     (8)
   Decreases for lapse of statute of
      limitations                                 --     (2)
                                                ----   ----
         Balance as of end-of-year              $293   $264
                                                ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2009, 2008 and 2007, we recognized interest and penalty expense related to uncertain tax positions of $11 million, $1 million and $19 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $75 million and $64 million as of December 31, 2009 and 2008, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot Corporation and its subsidiaries, the IRS is examining the tax year ended April 2, 2006.

8. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income totaling $242 million, for a reversion to the mean FOR THE YEARS prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                            FOR THE YEARS
                                         ENDED DECEMBER 31,
                                     ---------------------------
                                       2009      2008      2007
                                     -------    ------    ------
Balance as of beginning-of-year      $ 7,421    $5,765    $4,577
   Cumulative effect of the
      adoption of new accounting
      standards                           --        --       (31)
   Dividend of FPP                        --        --      (246)
   Reinsurance assumed (ceded)            48      (230)       --
   Transfer of business to a third
      party                              (37)       --        --
   Deferrals                           1,614     1,811     2,002
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes              (15)     (368)       27
      Prospective unlocking --
         model refinements                --        44       (49)
      Retrospective unlocking             82      (120)       64
      Other amortization, net of
         interest                       (748)     (712)     (753)
   Adjustment related to realized
      gains                               91       137        78
   Adjustment related to
      unrealized gains (losses)       (1,146)    1,094        96
                                     -------    ------    ------
         Balance as of end-of-year   $ 7,310    $7,421    $5,765
                                     =======    ======    ======

Changes in VOBA (in millions) were as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER 31,
                                     ---------------------------
                                       2009      2008      2007
                                     -------    ------    ------
Balance as of beginning-of-year      $ 3,763    $2,809    $3,032
   Cumulative effect of the
      adoption of new accounting
      standards                           --        --       (35)
   Business acquired                      --        --        14
   Transfer of business to a third
      party                             (255)       --        --
   Deferrals                              30        40        46
   Amortization:
      Prospective unlocking --
         assumption changes              (20)       (7)       13
      Prospective unlocking --
         model refinements                --         6        (2)
      Retrospective unlocking            (44)      (38)       13
      Other amortization                (349)     (335)     (421)
   Accretion of interest(1)              102       116       125
   Adjustment related to realized
      gains                               43        98        --
   Adjustment related to
      unrealized gains (losses)       (1,184)    1,074        24
                                     -------    ------    ------
         Balance as of end-of-year   $ 2,086    $3,763    $2,809
                                     =======    ======    ======

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.00% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2009, was as follows:

2010         $  246
2011            207
2012            185
2013            167
2014            139
Thereafter    1,260
             ------
   Total     $2,204
             ======

Changes in DSI (in millions) were as follows:

                                        FOR THE YEARS
                                     ENDED DECEMBER 31,
                                     ------------------
                                     2009   2008   2007
                                     ----   ----   ----
Balance as of beginning-of-year      $310   $279   $194
   Cumulative effect of the
      adoption of new accounting
      standards                        --     --     (3)
   Deferrals                           76     96    116
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes            --    (37)     2
      Prospective unlocking --
         model refinements             --     --     (1)
      Retrospective unlocking          11     (6)     1
      Other amortization, net of
         interest                     (38)   (28)   (35)
   Adjustment related to realized
      gains                             3      6      5
   Adjustment related to
      unrealized losses                (1)    --     --
                                     ----   ----   ----
         Balance as of end-of-year   $361   $310   $279
                                     ====   ====   ====

Changes in DFEL (in millions) were as follows:

                                                 FOR THE YEARS
                                              ENDED DECEMBER 31,
                                            ----------------------
                                             2009     2008    2007
                                            ------   -----   -----
Balance as of beginning-of-year             $  948   $ 768   $ 572
   Cumulative effect of the adoption of
      new accounting standards                  --      --      (2)
   Dividend of FPP                              --      --     (36)
   Reinsurance ceded                            --     (47)     --
   Transfer of business to a third party       (11)     --      --
   Deferrals                                   496     428     409
   Amortization, net of interest:
      Prospective unlocking --
         assumption changes                    (22)    (37)      1
      Prospective unlocking -- model
         refinements                            --      25     (26)
      Retrospective unlocking                   (3)    (41)      9
      Other amortization, net of interest     (141)   (150)   (161)
   Adjustment related to realized gains          5       2       2
   Adjustment related to unrealized
      gains                                      1      --      --
                                            ------   -----   -----
         Balance as of end-of-year          $1,273   $ 948   $ 768
                                            ======   =====   =====

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income, excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                       FOR THE YEARS
                                     ENDED DECEMBER 31,
                                ---------------------------
                                  2009      2008      2007
                                -------   -------   -------
Direct insurance premiums
   and fees                     $ 5,874   $ 5,863   $ 5,645
Reinsurance assumed                  10        18        12
Reinsurance ceded                (1,227)   (1,056)   (1,063)
                                -------   -------   -------
   Total insurance premiums
      and fees, net             $ 4,657   $ 4,825   $ 4,594
                                =======   =======   =======
Direct insurance benefits       $ 3,530   $ 4,254   $ 3,579
Reinsurance recoveries netted
   against benefits              (1,142)   (1,600)   (1,249)
                                -------   -------   -------
   Total benefits, net          $ 2,388   $ 2,654   $ 2,330
                                =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate-owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2009, the reserves associated with these reinsurance arrangements totaled $995 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.6 billion as of December 31, 2009. Swiss Re has funded a trust, with a balance of $1.9 billion as of December 31, 2009, to support this business. As a result of Swiss Re's S&P financial strength rating dropping below AA-, Swiss Re was required to fund an additional trust of approximately $1.4 billion as of December 31, 2009, to support this business. Swiss Re funded the new trust during the fourth quarter of 2009. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2009, included $1.8 billion and $30 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2009, 2008 and 2007 we amortized $50 million, $50 million and $55 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2009, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, the Company would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, we are not permitted to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                           FOR THE YEAR ENDED DECEMBER 31, 2009
                          ---------------------------------------------------------------------
                           ACQUISITION
                            BALANCE AS       CAPITAL                  DISPOSITIONS    BALANCE
                          OF BEGINNING-   CONTRIBUTION                     AND       AS OF END-
                             OF-YEAR          VALUE      IMPAIRMENT       OTHER       OF-YEAR
                          -------------   ------------   ----------   ------------   ----------
Retirement Solutions:
   Annuities                  $1,040          $ --         $(600)          $--         $  440
   Defined Contribution           20            --            --            --             20
Insurance Solutions:
   Life Insurance              2,186            --            --            --          2,186
   Group Protection              274            --            --            --            274
Other Operations                  --           174           (79)           (4)            91
                              ------          ----         -----           ---         ------
      Total goodwill          $3,520          $174         $(679)          $(4)        $3,011
                              ======          ====         =====           ===         ======

                                          FOR THE YEAR ENDED DECEMBER 31, 2008
                          --------------------------------------------------------------------
                           ACQUISITION
                            BALANCE AS    ACQUISITION                DISPOSITIONS    BALANCE
                          OF BEGINNING-    ACCOUNTING                     AND       AS OF END-
                             OF-YEAR      ADJUSTMENTS   IMPAIRMENT       OTHER       OF-YEAR
                          -------------   -----------   ----------   ------------   ----------
Retirement Solutions:
   Annuities                  $1,046         $ (6)          $--           $--         $1,040
   Defined Contribution           20           --            --            --             20
Insurance Solutions:
   Life Insurance              2,199          (13)           --            --          2,186
   Group Protection              274           --            --            --            274
                              ------         ----           ---           ---         ------
      Total goodwill          $3,539         $(19)          $--           $--         $3,520
                              ======         ====           ===           ===         ======

Included in the acquisition accounting adjustments above were adjustments related to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions segments utilizes primarily a discounted cash flow valuation technique. In determining the estimated fair value of these reporting units, we incorporate consideration of discounted cash flow calculations, LNC's share price and assumptions that market participants would make in valuing these reporting units. Our fair value estimations are based primarily on an in-depth analysis of projected future cash flows and relevant discount rates, which considered market participant inputs ("income approach"). The discounted cash flow analysis required us to make judgments about revenues, earnings projections, capital market assumptions and discount rates. For our Media reporting unit, we primarily use discounted cash flow calculations to determine the implied fair value for this reporting unit.

As of October 1, 2009 and 2008, we performed a Step 1 goodwill impairment analysis on all of our reporting units. All of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by assigning the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for our Media reporting unit was lower than its carrying amount; therefore, goodwill was impaired and written down to its fair value for this reporting unit.

The 2009 impairment recorded in Other Operations for our media business was a result of declines in current and forecasted advertising revenue for the entire radio market. Our impairment tests showed the implied fair value of our Media reporting unit was lower than its carrying amount; therefore, we recorded non-cash impairments of goodwill (set forth above) and specifically identifiable intangible assets set forth below of $50 million.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Retirement Solutions - Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Retirement Solutions - Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets. There were no indicators of impairment as of December 31, 2009, due primarily to the continued improvement in the equity markets and lower discount rates.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                AS OF DECEMBER 31,
                                                -------------------------------------------------
                                                          2009                      2008
                                                -----------------------   -----------------------
                                                  GROSS                     GROSS
                                                CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                                 AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                                --------   ------------   --------   ------------
Insurance Solutions -- Life Insurance:
   Sales force                                    $100          $15         $100          $11
Retirement Solutions -- Defined Contribution:
   Mutual fund contract rights(1)(2)                 2           --            3           --
Other Operations:
   FCC licenses(1)(3)                              118           --           --           --
                                                  ----          ---         ----          ---
      Total                                       $220          $15         $103          $11
                                                  ====          ===         ====          ===

----------

(1)  No amortization recorded as the intangible asset has indefinite life.

(2) We recorded mutual fund contract rights impairment of $1 million for the year ended December 31, 2009.

(3) We recorded FCC licenses impairment of $49 million for the year ended December 31, 2009.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2009, was as follows:

2010         $ 4
2011           4
2012           4
2013           4
2014           4
Thereafter    65
   Total     $85

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
RETURN OF NET DEPOSITS
Total account value                $ 44,712   $ 33,907
Net amount at risk(1)                 1,888      6,337
Average attained age of contract
   holders                         57 YEARS   56 years
MINIMUM RETURN
Total account value                $    203   $    191
Net amount at risk(1)                    65        109
Average attained age of contract
   holders                         69 YEARS   68 years
Guaranteed minimum return                 5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                $ 21,431   $ 16,950
Net amount at risk(1)                 4,021      8,402
Average attained age of contract
   holders                         65 YEARS   65 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2009, to December 31, 2008, was attributable primarily to the rise in equity markets and associated increase in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2009   2008   2007
                                          -----   ----   ----
Balance as of beginning-of-year           $ 277   $ 38    $23
   Cumulative effect of the adoption of
      new accounting standards               --     --     (4)
   Changes in reserves                      (33)   312     25
   Benefits paid                           (173)   (73)    (6)
                                          -----   ----    ---
      Balance as of end-of-year           $  71   $277    $38
                                          =====   ====    ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                       2009      2008
                                     -------   -------
ASSET TYPE
Domestic equity                      $32,489   $24,878
International equity                  12,379     9,204
Bonds                                  9,942     6,701
Money market                           6,373     5,802
                                     -------   -------
   Total                             $61,183   $46,585
                                     =======   =======
Percent of total variable annuity
   separate account values                97%       99%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 40% of permanent life insurance in force as of December 31, 2009, and approximately 64% of sales for these products in 2009.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                             2009     2008
                                           -------   -------
Account values and other contract
   holder funds                            $61,821   $57,875
DFEL                                         1,273       948
Contract holder dividends payable              494       498
Premium deposit funds                          100       109
Undistributed earnings on participating
   business                                     56        11
                                           -------   -------
   Total other contract holder funds       $63,744   $59,441
                                           =======   =======

As of December 31, 2009 and 2008, participating policies comprised approximately 1.30% of the face amount of insurance in force, and dividend expenses were $89 million, $92 million and $85 million for the years ended December 31, 2009, 2008 and 2007, respectively.

13.  SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2009     2008
                                      ------   ------
Short-term debt(1)                    $   21   $    4
                                      ======   ======
Long-term debt:
   Note due LNC, due 2010             $   --   $  155
   LIBOR + 0.03% note, due 2017          250      250
   LIBOR + 1.00% note, due 2037          375      375
   Surplus Notes due LNC:
      9.76% surplus note, due 2024        50       50
      6.56% surplus note, due 2028       500      500
      6.03% surplus note, due 2028       750      750
                                      ------   ------
         Total surplus notes           1,300    1,300
                                      ------   ------
            Total long-term debt      $1,925   $2,080
                                      ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

There are no future principal payments due on long-term debt in the next five years.

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

In the third quarter of 2008, LNL made an investment of $19 million in the FHLBI, a AAA-rated entity, and made an additional investment of $2 million in the second quarter of 2009. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in the FHLBI through a credit facility with the FHLBI. Our borrowing capacity under this credit facility does not have an expiration date and continues while our investment in the FHLBI common stock remains outstanding as long as we maintain a satisfactory level of creditworthiness and we do not incur a material adverse change in our financial, business, regulatory or other areas that would materially affect our operations and viability. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. On December 4, 2008, the LNC and LNL Boards of Directors approved an additional common stock investment of $56 million, which would increase our total borrowing capacity up to $1.5 billion upon completion of that incremental investment. As of December 31, 2009, based on our actual common stock investment, we had borrowing capacity of up to approximately $411 million from the FHLBI. We had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid beginning June 20, 2010 (classified within long-term debt on our Consolidated Balance Sheets as presented in the above table). During the second quarter of 2009, we also borrowed $100 million at a rate of 0.8% that is due June 3, 2010 (classified within payables for collateral on investments on our Consolidated Balance Sheets).

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

14.  CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES

We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.

Total rental expense on operating leases for the years ended December 31, 2009, 2008 and 2007, was $47 million, $49 million and $56 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2009, were as follows:

2010          $44
2011           40
2012           34
2013           28
2014           21
Thereafter    100
             ----
   Total     $267
             ====

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through February 2010. Following the original termination date of this agreement, LNC has contractual rights to extend this agreement for up to two additional years. LNC executed one of the optional extensions to extend the contract through February 2011. Annual costs are dependent on usage but are expected to be approximately $9 million.

MEDIA COMMITMENTS

LFM has future commitments of approximately $30 million through 2013, related primarily to employment contracts and rating service contracts.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2009, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Retirement Solutions - Annuities segment is significant to this segment. The ALVA product accounted for 28%, 37% and 46% of Retirement Solutions - Annuities' variable annuity product deposits in 2009, 2008 and 2007, respectively, and represented approximately 61%, 62% and 66% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2009, 2008 and 2007, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions - Annuities segment, AFIS funds accounted for 33%, 44% and 55% of variable annuity product deposits in 2009, 2008 and 2007, respectively, and represented 69%, 70% and 75% of the segment's total variable annuity product account values as of December 31, 2009, 2008 and 2007, respectively.

STANDBY REAL ESTATE EQUITY COMMITMENTS

Historically, we have entered into standby commitments, which obligated us to purchase real estate at a specified cost if a third-party sale does not occur within approximately one year after construction is completed. These commitments were used by a developer to obtain a construction loan from an outside lender on favorable terms. In return for issuing the commitment, we received an annual fee and a percentage of the profit when the property is sold. Our long-term expectation is that we will be obligated to fund a small portion of these commitments that remain outstanding. However, due to the current economic environment, we may experience increased funding obligations.

As of December 31, 2009 and 2008, we had standby real estate equity commitments totaling $220 million and $267 million, respectively. During 2009, we funded commitments of $46 million and the fair value of the associated real estate of $32 million is included on our Consolidated Balance Sheets, which resulted in the recognition of $14 million in realized losses. In addition, we recorded an estimated loss of $69 million in 2009 on projects due to our belief that our requirement to fund the projects in accordance with the standby equity commitment is probable. During the year ended December 31, 2009, we recorded $83 million to realized loss on our Consolidated Statements of Income.

During 2009, we suspended entering into new standby real estate commitments.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $14 million and $11 million as of December 31, 2009 and 2008, respectively.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of zero and $1 million as of December 31, 2009 and 2008, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expired in 2009. Our assessment of the off-balance-sheet risk was based upon the borrower's credit rating of Baa1.

During 2009, LNC sold the capital stock of one of its subsidiaries, Lincoln National (UK) PLC ("Lincoln UK"). However, Lincoln Insurance Services Limited ("LIS"), a subsidiary of LNC, retained certain pension plan assets and liabilities associated with Lincoln UK's business. In connection with this transaction, the Company has guaranteed LIS's obligations to the pension plan. Pursuant to the terms of this guarantee, the Company would be required to pay LIS's obligations in the event that LIS does not pay any amount that is due in respect of its pension plan obligations. Further, the Company would also be required to accelerate payment of all liabilities owing to the pension plan in the event of a corporate payment event, as defined in the Guaranty, primarily related to creditworthiness of the Company. As of December 31, 2009, the Company's assessed risk of payment under the guarantee is remote. This assessment has been determined in consideration of the pension plan's assets supporting the obligations and the funding available through LIS and LNC.

TAX MATTERS

Changes to the Internal Revenue Code, administrative rulings or court decisions could increase our effective tax rate. In this regard, on August 16, 2007, the IRS issued a revenue ruling that purports, among other things, to modify the calculation of the separate account dividends-received deduction received by life insurance companies. Subsequently, the IRS issued another revenue ruling that suspended the August 16, 2007, ruling and announced a new regulation project on the issue. See Note 7 for the impact of the separate account dividends-received deduction on our effective tax rate.

15. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in ac- UNREALIZED GAIN
(LOSS) ON cumulated OCI (in millions):

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                        --------------------------
                                         2009        2008     2007
                                        -------    -------   -----
UNREALIZED GAIN (LOSS) ON
   AFS SECURITIES
Balance as of beginning-of-year         $(2,562)   $    76   $ 421
   Cumulative effect of the adoption
      of new accounting standards           (79)        --      --
   Unrealized holding gains (losses)
      arising during the year             6,021     (7,316)   (871)
   Change in DAC, VOBA, DSI and
      other contract holder funds        (2,305)     2,522     177
   Income tax benefit (expense)          (1,324)     1,703     243
   Change in foreign currency
      exchange rate adjustment               26        (66)     18
   Less:
      Reclassification adjustment for
         losses included in net
         income                            (556)    (1,042)   (164)
      Associated amortization of
         DAC, VOBA, DSI and DFEL            158        244      29
      Income tax benefit                    139        279      47
                                        -------    -------   -----
            Balance as of end-of-year   $    36    $(2,562)  $  76
                                        =======    =======   =====

UNREALIZED OTTI ON
   AFS SECURITIES
Balance as of beginning-of-year         $    --    $    --   $  --
(Increases) attributable to:
   Cumulative effect of the adoption
      of new accounting standards           (18)        --      --
   Portion of OTTI recognized in OCI
      during the year                      (339)        --      --
   Change in DAC, VOBA, DSI and
      DFEL                                   77         --      --
   Income tax benefit                        92         --      --
Decreases attributable to:
   Sales, maturities or other
      settlements of AFS securities         151         --      --
   Change in DAC, VOBA, DSI and
      DFEL                                  (28)        --      --
   Income tax expense                       (43)        --      --
                                        -------    -------   -----
            Balance as of end-of-year   $  (108)   $    --   $  --
                                        =======    =======   =====

                                             FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                        ---------------------------
                                          2009       2008     2007
                                        -------    -------   -----
UNREALIZED GAIN (LOSS) ON
   DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year         $   (15)   $   (19)  $  (9)
   Unrealized holding gains (losses)
      arising during the year               (27)       (42)     14
   Change in DAC, VOBA, DSI and
      DFEL                                   22        (36)     (6)
   Income tax benefit                        15         27      11
   Change in foreign currency
      exchange rate adjustment              (31)         1     (30)
   Less:
      Reclassification adjustment for
         losses included in net
         income                             (35)       (83)     (2)
      Associated amortization of
         DAC, VOBA, DSI and DFEL             --         --       1
      Income tax benefit                     12         29      --
                                        -------    -------   -----
            Balance as of end-of-year   $   (13)   $   (15)  $ (19)
                                        =======    =======   =====

FUNDED STATUS OF EMPLOYEE
   BENEFIT PLANS
Balance as of beginning-of-year         $   (32)   $    (4)  $   4
   Adjustment arising during the
      year                                   23        (45)    (13)
   Income tax benefit (expense)              (8)        17       5
                                        -------    -------   -----
            Balance as of end-of-year   $   (17)   $   (32)  $  (4)
                                        =======    =======   =====

16. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Consolidated Statements of Income were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                         ---------------------
                                          2009    2008    2007
                                         -----   -----   -----
Total realized loss on investments
   and certain derivative instruments,
   excluding trading securities(1)       $(533)  $(850)  $(114)
Gain on certain reinsurance
   derivative/trading securities(2)        (42)      5       2
Indexed annuity net derivative
   results(3):
   Gross gain (loss)                         8      13     (17)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                          (5)     22       9
Guaranteed living benefits(4):
   Gross gain (loss)                       (10)      2     (36)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                          (8)    (16)     29
Gain on sale of subsidiaries/
   businesses                                1      --      --
                                         -----   -----   -----
         Total realized loss             $(589)  $(824)  $(127)
                                         =====   =====   =====

----------
(1)  See "Realized Loss Related to Investments" section in Note 5.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products. The year ended December 31, 2008, included a $10 million gain from the initial impact of adopting the Fair Value Measurements and Disclosures Topic of the FASB ASC.

(4) Represents the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge, including the cost of purchasing the hedging instruments.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                FOR THE YEARS ENDED
                                    DECEMBER 31,
                             -------------------------
                              2009     2008      2007
                             ------   ------   -------
Commissions                  $1,693   $1,851   $ 2,051
General and administrative
   expenses                   1,264    1,285     1,246
DAC and VOBA deferrals
   and interest, net of
   amortization                (652)    (437)   (1,065)
Other intangibles
   amortization                   4        4         4
Media expenses                   40       --        --
Taxes, licenses and fees        182      199       192
Merger-related expenses          16       50        92
Restructuring charges for
   expense initiatives           32        8        --
                             ------   ------   -------
      Total                  $2,579   $2,960   $ 2,520
                             ======   ======   =======

All merger-related and restructuring charges are included in underwriting, acquisition, insurance and other expenses within primarily Other Operations on our Consolidated Statements of Income in the year incurred.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the economic downturn and sustained market volatility, which focused on reducing expenses. Our cumulative pre-tax charges amounted to $40 million for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions.

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans for our employees and agents, respectively. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees, including certain former employees of acquired companies, and agents, respectively. In addition, for certain former employees LNC has supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of LNC's and LNL's defined benefit pension plans were "frozen" as of December 31, 2007, or earlier. For our frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the employee's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jeffer-son-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations was as follows:

                                                        AS OF AND FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------
                                                           2009    2008          2009    2008
                                                          -----   -----         -----   -----
                                                                                    OTHER
                                                        PENSION BENEFITS   POSTRETIREMENT BENEFITS
                                                        ----------------   -----------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                        $ 101   $ 140         $   4   $   4
Actual return on plan assets                                 25     (31)           --      --
Company and participant contributions                        --      --             3       3
Benefits paid                                                (7)     (8)           (3)     (3)
                                                          -----   -----         -----   -----
   Fair value as of end-of-year                             119     101             4       4
                                                          -----   -----         -----   -----
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                             115     116            20      20
Interest cost                                                 7       7             1       1
Plan participants' contributions                             --      --             1       1
Actuarial (gains) losses                                     (3)     --             1       1
Benefits paid                                                (7)     (8)           (3)     (3)
   Balance as of end-of-year                                112     115            20      20
                                                          -----   -----         -----   -----
      Funded status of the plans                          $   7   $ (14)        $ (16)  $ (16)
                                                          =====   =====         =====   =====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                              $  12   $   5         $  --   $  --
Other liabilities                                            (5)    (19)          (16)    (16)
                                                          -----   -----         -----   -----
   Net amount recognized                                  $   7   $ (14)        $ (16)  $ (16)
                                                          =====   =====         =====   =====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                           $  19   $  35         $  (1)  $  (3)
Prior service credit                                         --      --            (1)     --
                                                          -----   -----         -----   -----
   Net amount recognized                                  $  19   $  35         $  (2)  $  (3)
                                                          =====   =====         =====   =====
RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                   4.00%    N/A           N/A     N/A
All other plans                                             N/A     N/A          4.00%   4.00%
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                          6.00%   6.00%         6.00%   6.00%
   Expected return on plan assets                          8.00%   8.00%         6.50%   6.50%
Net periodic benefit cost:
   Weighted-average discount rate                          6.00%   6.00%         6.00%   6.00%
   Expected return on plan assets                          8.00%   8.00%         6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2009, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2010, our discount rate for the pension plans will be 6%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plan's target plan allocation. We reevaluate this assumption each plan year. For 2010, our expected return on plan assets is 8.00% for the plans. The expected return on plan assets by asset class for the pension plans is as follows:

U.S. PLANS
Fixed maturity securities       4.75%
Common stock:
   Domestic large cap equity   11.23%
   International equity        11.43%
Cash and invested assets        0.00%

The calculation of the accumulated postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) was as follows:

                                                     AS OF DECEMBER 31,
                                                     ------------------
                                                     2009   2008   2007
                                                     ----   ----   ----
Health care cost trend rate                           N/A    N/A     12%
Pre-65 health care cost trend rate                     10%    10%   N/A
Post-65 health care cost trend rate                    13%    12%   N/A
Ultimate trend rate                                     5%     5%     5%
Year that the rate reaches the ultimate trend rate   2020   2019   2018

In order to improve the measurement of the heath care trend rate with industry trends and practice, we separated our trend rate to assess the pre-65 and post-65 populations separately for the year ended December 31, 2009 and 2008. We expect the health care cost trend rate for 2010 to be 9.5% for pre-65 and 9.5% for the post-65 population. The health care cost trend rate assumption is a key percentage that affects the amounts reported. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 ------------------
                                     2009   2008
                                     ----   ----
U.S. PLAN
Accumulated benefit obligation        $90    $91
Projected benefit obligation           90     91
Fair value of plan assets              85     72

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                      FOR THE YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------
                                              PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                             ------------------   -----------------------------
                                             2009   2008   2007         2009   2008   2007
                                             ----   ----   ----         ----   ----   ----
U.S. PLAN
Interest cost                                 $ 7   $  7   $  7          $ 1    $ 1    $ 1
Expected return on plan assets                 (7)   (11)   (11)          --     --     --
Recognized net actuarial loss (gain)            5      1     --           (1)    (1)    (1)
                                              ---   ----   ----          ---    ---    ---
   Net periodic benefit expense (recovery)    $ 5   $ (3)  $ (4)         $--    $--    $--
                                              ===   ====   ====          ===    ===    ===

We expect our 2010 U.S pension plans' expense to be approximately less than $1 million.

For 2010, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be approximately $2 million loss for our pension benefit plan and less than $1 million gain for our postretirement benefit plan.

PLAN ASSETS

Our pension plan asset target allocations by asset category for the years ended December 31, 2009 and 2008, based on estimated fair values were as follows:

                                 TARGET
                               ALLOCATION
                               ----------
U.S. PLAN
Fixed maturity securities          50%
Common stock:
   Domestic large cap equity       35%
   International equity            15%
Cash and invested assets            0%

The primary investment objective for the assets related to our defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Our defined benefit plan assets have been combined into a master retirement trust where a variety of qualified managers, with Northern Trust as the manager of managers, are expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to approved investment policy guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Hierarchy" in Note 1 for discussion of how we categorize our pension plan assets, into a three-level fair value hierarchy.

The following summarizes our fair value measurements of pension plan assets (in millions) on a recurring basis by the three-level fair value hierarchy:

                                             AS OF DECEMBER 31, 2009
                                 ------------------------------------------------
                                   QUOTED
                                   PRICES
                                  IN ACTIVE
                                 MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                  IDENTICAL    OBSERVABLE    UNOBSERVABLE   TOTAL
                                   ASSETS        INPUTS         INPUTS      FAIR
                                  (LEVEL 1)     (LEVEL 2)      (LEVEL 3)    VALUE
                                 -----------   -----------   ------------   -----
U.S. PENSION PLANS ASSET CLASS
Fixed maturity securities:
   Corporate bonds                  $ --           $ 47           $--        $ 47
   U.S. Government bonds              --              4            --           4
   Foreign government bonds           --              2            --           2
   MBS:
      CMOs                            --              1            --           1
      MPTS                                           --                        --
      CMBS                            --              2            --           2
   ABS                                --             --            --          --
   State and municipal bonds          --              1            --           1
Common stock                          18             42            --          60
Cash and invested assets              --              2            --           2
                                     ---           ----           ---        ----
         Total                       $18           $101           $--        $119
                                     ===           ====           ===        ====

The following summarizes changes to our U.S. pension plan assets (in millions) classified within Level 3 of the fair value hierarchy as reported above:

                                          FOR THE YEAR ENDED DECEMBER 31, 2009
                             --------------------------------------------------------------
                                         RETURN ON ASSETS                 TRANSFERS
                                        ------------------   PURCHASES,     IN OR
                             BEGINNING              SOLD     SALES AND      OUT OF   ENDING
                                FAIR    HELD AT    DURING   SETTLEMENTS,   LEVEL 3,   FAIR
                               VALUE    YEAR END  THE YEAR      NET          NET     VALUE
                             ---------  --------  --------  ------------  ---------  ------
Fixed maturity securities:
   Corporate bonds              $1         $--      $--         $--          $(1)      $--

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLAN ASSETS

The fair value measurements of our plan assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is LNC's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were made nor required for the years ended December 31, 2009 or 2008. No contributions are required nor expected to be made in 2010.

We expect the following benefit payments (in millions):

                       PENSION              U.S. OTHER
                        PLANS           POSTRETIREMENT PLANS
                       -------   ----------------------------------
                        U.S.                                NOT
                       DEFINED   REFLECTING              REFLECTING
                       BENEFIT    MEDICARE    MEDICARE    MEDICARE
                       PENSION     PART D      PART D      PART D
                        PLANS     SUBSIDY     SUBSIDY     SUBSIDY
                       -------   ----------   --------   ----------
2010                      $8         $2         $--          $2
2011                       8          2          --           2
2012                       9          2          --           2
2013                       9          2          --           2
2014                       9          4          (1)          5
Following five years
   thereafter             44          5          (1)          6

19. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC sponsors contributory defined contribution plans for eligible employees and agents, including those of LNL, which includes money purchase plans ("MPP"). LNL make contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for our 401(k) plans and MPP were as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                         2009   2008   2007
                         ----   ----   ----
Employee 401(k) plan      $58    $54    $31
Agent 401(k) plan           2      3      5
Agent MPP plan              1      1      1
                          ---    ---    ---
Total expenses for the
   401(k) plans and MPP   $61    $58    $37
                          ===    ===    ===

DEFERRED COMPENSATION PLANS

LNC sponsors six separate non-qualified unfunded, deferred compensation plans for various groups: employees, agents, non-employee directors, and certain agents.

The terms of the plans provide that participants who select our stock as the measure for their investment return will receive shares of our stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

The investment earnings expenses for certain investment options within the respective plans are hedged by total return swaps. Participant's account values increase or decrease due to investment earnings driven by market fluctuation. Our expenses increase or decrease in direct proportion to the market's change for the participants' investment options. The total return swaps allow us to minimize the investment earnings expenses. Presented below for the respective plans we have netted the investment earnings due to market fluctuation with the results of the total return swaps. For further discussion on our total return swaps related to our deferred compensation plans see Note 6.

Information (in millions) with respect to these plans was as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Total liabilities                         $314   $223
Investment held to fund liabilities        118    100

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for this plan were as follows:

                                     FOR THE YEARS ENDED
                                         DECEMBER 31,
                                     -------------------
                                     2009   2008   2007
                                     ----   ----   ----
Employer matching contributions       $ 4    $5     $ 1
Increase (decrease) in measurement
   of liabilites, net of LNC total
   return swap                          6     1      10
                                      ---    --     ---
      Total plan expenses             $10    $6     $11
                                      ===    ==     ===

DEFERRED COMPENSATION PLAN FOR AGENTS

LNC sponsors three deferred compensation plans for certain eligible agents. Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. The plan's participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC make matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for these plans were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Employer matching contributions           $ 2    $ 2    $ 3
Increase in measurement of liabilites,
   net of total return swap                 4     --      5
                                          ---    ---    ---
      Total expenses for agents           $ 6    $ 2    $ 8
                                          ===    ===    ===

DEFERRED COMPENSATION PLAN FOR FORMER JEFFERSON-PILOT AGENTS

Eligible former agents of Jefferson-Pilot may participate in this deferred compensation plan. Eligible agents are allowed to defer commissions and bonuses and specify where these deferral commissions will be invested in selected mutual funds. Agents participate in the plan with the understanding that the return on these funds cannot be received until a specified age or in the event of a significant lifestyle change. The funded amount is re-balanced to match the funds that have been elected under the agent compensation plan. The plan obligation increases with contributions, deferrals and investment income, and decreases with withdrawals and investment losses. The plan's assets increase with investment gains and decrease with investment losses and payouts of death benefits. Expenses (income) for this plan were $1 million, ($2) million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively.

20.  STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                         2009   2008   2007
                         ----   ----   ----
Stock options             $ 6    $ 8    $10
Shares                     (1)     2      3
SARs                        1      4      5
Restricted stock            6      5      6
                          ---    ---    ---
   Total                  $12    $19    $24
                          ===    ===    ===
Recognized tax benefit    $ 4    $ 7    $ 8

21.  STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                        2009     2008
                       ------   ------
Capital and surplus    $6,300   $4,700

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009    2008   2007
                                      ----   -----   ----
Net gain from operations, after-tax   $867   $ 510   $688
Net income (loss)                      (35)   (261)   971
Dividends to LNC Parent Company        405     400    770

The decrease in statutory net loss for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective December 31, 2009. The actual effect of adoption was relatively neutral to RBC ratios and future dividend capacity of our insurance subsidiaries with a slight decrease in statutory reserves offset by a higher capital requirement. We utilize captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative impact on statutory capital and dividend capacity in our life insurance subsidiaries.

The decline in statutory net income in 2008 from that of 2007 was primarily due to a significant increase in realized losses on investments combined with reserve strain due to deteriorating market conditions throughout 2008.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC
SAP. Specifically, these are as follows:

- Accounting and reporting as an admitted asset and a form of surplus as of December 31, 2009, equaling to the lesser of the face amount of all amounts outstanding under a letter of credit ("LOC") and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves;

- The use of a more conservative valuation interest rate on certain annuities as of December 31, 2009 and 2008;

- The use of less conservative mortality tables on certain life insurance products as of December 31, 2008; and

- A less conservative standard in determining the admitted amount of deferred tax assets as of December 31, 2008.

The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                            ------------------
                                               2009   2008
                                               ----   ----
Calculation of reserves using the Indiana
    universal life method                      $328   $289
Calculation of reserves using
    continuous CARVM                             (6)   (10)
Conservative valuation rate on certain
    variable annuities                          (11)   (12)
Less conservative mortality tables on
    certain life insurance products              --     16
Less conservative standard in determining
    the amount of deferred tax assets            --    298
Lesser of LOC and XXX additional reserve
    reported as surplus                         412     --

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC within the statutory limitations without prior approval of the Indiana Insurance Commissioner (the "Commissioner"). The current statutory limitation is the greater of 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous twelve months. If a proposed dividend, along with all other dividends paid within the preceding twelve consecutive months exceeds the statutory limitation, LNL must receive prior approval of the Commissioner to pay such dividend.

Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNC is also the holder of surplus notes issued by LNL. The payment of principal and interest on the surplus notes to LNC must be approved by the Commissioner as well. LLANY is subject to similar, but not identical, regulatory restrictions as LNL with regard to the transfer of funds and the payment of dividends. The NAIC allows our U.S. insurance subsidiaries to include certain deferred tax assets in our statutory capital and surplus, but we are not able to consider the benefit from this when calculating available dividends. We expect we could pay dividends of approximately $685 million in 2010 without prior approval from the respective insurance commissioners.

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         -----------------------------------------
                                                                 2009                 2008
                                                         -------------------   -------------------
                                                         CARRYING     FAIR     CARRYING    FAIR
                                                          VALUE       VALUE      VALUE     VALUE
                                                         --------   --------   --------   --------
ASSETS
AFS securities:
   Fixed maturity                                        $ 58,889   $ 58,889   $ 46,489   $ 46,489
   Equity                                                     155        155        139        139
Trading securities                                          2,366      2,366      2,189      2,189
Mortgage loans on real estate                               6,835      6,967      7,396      7,116
Derivative investments                                        841        841         60         60
Other investments                                             975        975        948        948
Cash and invested cash                                      2,553      2,553      2,116      2,116
Reinsurance related embedded derivatives                      139        139        167        167
Separate account assets                                    73,500     73,500     55,655     55,655
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                                 (419)      (419)      (252)      (252)
   GLB embedded derivative reserves                          (676)      (676)    (2,904)    (2,904)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (940)      (940)      (782)      (782)
   Account value of certain investment contracts          (24,039)   (24,244)   (21,893)   (22,338)
Short-term debt                                               (21)       (21)        (4)        (4)
Long-term debt                                             (1,925)    (1,714)    (2,080)    (1,503)
OFF-BALANCE-SHEET
Guarantees                                                     --         --         --         (1)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments on our Consolidated Balance Sheets approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds on our Consolidated Balance Sheets includes remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2009, and December 31, 2008, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2009, or December 31, 2008, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                  AS OF DECEMBER 31, 2009
                                                   ---------------------------------------------------
                                                     QUOTED
                                                     PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE    UNOBSERVABLE     TOTAL
                                                     ASSETS        INPUTS         INPUTS        FAIR
                                                    (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   --------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 55       $ 41,904       $ 2,135      $ 44,094
      U.S. Government bonds                             112             33             3           148
      Foreign government bonds                           --            397            92           489
      MBS:
         CMOs                                            --          5,593            34         5,627
         MPTS                                            --          2,808           101         2,909
         CMBS                                            --          1,796           252         2,048
      ABS:
         CDOs                                            --              4           153           157
         CLNs                                            --             --           322           322
      State and municipal bonds                          --          1,943            --         1,943
      Hybrid and redeemable preferred securities         15          1,005           132         1,152
   Equity AFS securities:
      Banking securities                                 23              1            --            24
      Insurance securities                                3             --            43            46
      Other financial services securities                --              6            22            28
      Other securities                                   34             --            23            57
   Trading securities                                     2          2,274            90         2,366
   Derivative investments                                --           (397)        1,238           841
Cash and invested cash                                   --          2,553            --         2,553
Reinsurance related embedded derivatives                 --            139            --           139
Separate account assets                                  --         73,500            --        73,500
                                                       ----       --------       -------      --------
         Total assets                                  $244       $133,559       $ 4,640      $138,443
                                                       ====       ========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                           $ --       $     --       $  (419)     $   (419)
   GLB embedded derivative reserves                      --             --          (676)         (676)
                                                       ----       --------       -------      --------
      Total liabilities                                $ --       $     --       $(1,095)     $ (1,095)
                                                       ====       ========       =======      ========

                                                                 AS OF DECEMBER 31, 2008
                                                   ---------------------------------------------------
                                                     QUOTED
                                                     PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT    SIGNIFICANT
                                                    IDENTICAL    OBSERVABLE    UNOBSERVABLE    TOTAL
                                                     ASSETS         INPUTS         INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   --------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 54       $ 32,419       $ 2,402      $ 34,875
      U.S. Government bonds                             158             33             3           194
      Foreign government bonds                           --            434            60           494
      MBS:
         CMOs                                            --          5,887           160         6,047
         MPTS                                            --          1,751            18         1,769
         CMBS                                            --          1,609           238         1,847
      ABS:
         CDOs                                            --              9           150           159
         CLNs                                            --             --            50            50
      State and municipal bonds                          --             --           118           118
      Hybrid and redeemable preferred securities          8            835            93           936
   Equity AFS securities:
      Banking securities                                 14             --            --            14
      Insurance securities                                2             --            50            52
      Other financial services securities                --              5            20            25
      Other securities                                   25             --            23            48
   Trading securities                                     2          2,110            77         2,189
   Derivative investments                                --            (18)           78            60
Cash and invested cash                                   --          2,116            --         2,116
Reinsurance related embedded derivatives                 --            167            --           167
Separate account assets                                  --         55,655            --        55,655
                                                       ----       --------       -------      --------
         Total assets                                  $263       $103,012       $ 3,540      $106,815
                                                       ====       ========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts                           $ --       $     --       $  (252)     $   (252)
   GLB embedded derivative reserves                      --             --        (2,904)       (2,904)
                                                       ----       --------       -------      --------
      Total liabilities                                $ --       $     --       $(3,156)     $ (3,156)
                                                       ====       ========       =======      ========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                   FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   -------------------------------------------------------------------
                                                                                        SALES,
                                                                 ITEMS                ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS    MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF    ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,    FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                               $ 2,402     $  (46)     $316        $ (161)     $(376)      $2,135
      U.S. Government bonds                               3         --        --            --         --            3
      Foreign government bonds                           60          1         2            10         19           92
      MBS:
         CMOs                                           160         (7)       34           (13)      (140)          34
         MPTS                                            18         --         1            97        (15)         101
         CMBS                                           238          1        57           (44)        --          252
      ABS:
         CDOs                                           150        (35)       61           (21)        (2)         153
         CLNs                                            50         --       272            --         --          322
      State and municipal bonds                         118         --        (1)          (17)      (100)          --
      Hybrid and redeemable preferred securities         93        (21)       48             3          9          132
   Equity AFS securities:
      Insurance securities                               50         (7)       20           (20)        --           43
      Other financial services securities                20         (2)        7            (3)        --           22
      Other securities                                   23          2        (1)           (1)        --           23
   Trading securities                                    77         35        --            (7)       (15)          90
   Derivative investments                                78        (87)       (7)        1,254         --        1,238
Future contract benefits:
   Indexed annuity contracts                           (252)         6        --          (173)        --         (419)
   GLB embedded derivative reserves                  (2,904)     2,411        --          (183)        --         (676)
                                                    -------     ------      ----        ------      -----       ------
         Total, net                                 $   384     $2,251      $809        $  721      $(620)      $3,545
                                                    =======     ======      ====        ======      =====       ======

                                                                   FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                 ITEMS                ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS    MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                               $2,479     $  (150)   $  (440)      $ (10)        $ 523     $ 2,402
      U.S. Government bonds                              3          --         --          --            --           3
      Foreign government bonds                          79          --        (12)         (7)           --          60
      MBS:
         CMOs                                          275         (21)       (53)        (12)          (29)        160
         MPTS                                           52          --        (11)          1           (24)         18
         CMBS                                          362          --       (193)         27            42         238
      ABS:
         CDOs                                          184           1        (85)         50            --         150
         CLNs                                          660          --       (360)         --          (250)         50
      State and municipal bonds                        138          --         (2)        (32)           14         118
      Hybrid and redeemable preferred securities        93          --        (43)         35             8          93
   Equity AFS securities:
      Banking securities                                --          (1)        --           1            --          --
      Insurance securities                               2          (1)       (18)         67            --          50
      Other financial services securities               35         (23)        (2)         10            --          20
      Other securities                                  17          (5)         3           8            --          23
   Trading securities                                  107         (28)        --         (13)           11          77
   Derivative investments                              195        (237)        29          91            --          78
Future contract benefits:
   Indexed annuity contracts                          (389)         37         --         100            --        (252)
   GLB embedded derivative reserves                   (279)     (2,476)        --        (149)           --      (2,904)
                                                    ------     -------    -------       -----         -----     -------
         Total, net                                 $4,013     $(2,904)   $(1,187)      $ 167         $ 295     $   384
                                                    ======     =======    =======       =====         =====     =======

----------
(1) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-period amortized cost and beginning-of-period fair value was included in OCI and earnings, respectively, in prior periods.

The following provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                            FOR THE YEAR ENDED DECEMBER 31, 2009
                                                  --------------------------------------------------------
                                                                             GAINS
                                                                           (LOSSES)
                                                                          FROM SALES,  UNREALIZED
                                                  (AMORTIZATION)          MATURITIES,    HOLDING
                                                    ACCRETION,           SETTLEMENTS,     GAINS
                                                        NET        OTTI      CALLS     (LOSSES)(1)   TOTAL
                                                  --------------  -----  ------------  -----------  ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $(1)       $ (40)     $(5)        $   --     $  (46)
      Foreign government bonds                          --           --        1             --          1
      MBS:
         CMOs                                           --           (6)      (1)            --         (7)
         CMBS                                            1           --       --             --          1
      ABS:
         CDOs                                           --          (37)       2             --        (35)
      Hybrid and redeemable preferred securities        --          (21)      --             --        (21)
   Equity AFS securities:
      Insurance securities                              --           (8)       1             --         (7)
      Other financial services securities               --           (2)      --             --         (2)
      Other securities                                  --           --        2             --          2
   Trading securities(2)                                 2           --       --             33         35
   Derivative investments(3)                            --           --       (1)           (86)       (87)
Future contract benefits:
   Indexed annuity contracts                            --           --       23            (17)         6
   GLB embedded derivative reserves                     --           --       45          2,366      2,411
                                                       ---        -----      ---         ------     ------
         Total, net                                    $ 2        $(114)     $67         $2,296     $2,251
                                                       ===        =====      ===         ======     ======

                                                     FOR THE YEAR ENDED DECEMBER 31, 2008
                                           ---------------------------------------------------------
                                                                      GAINS
                                                                    (LOSSES)
                                                                   FROM SALES,  UNREALIZED
                                           (AMORTIZATION)          MATURITIES,    HOLDING
                                             ACCRETION,           SETTLEMENTS,     GAINS
                                                 NET        OTTI      CALLS     (LOSSES)(1)   TOTAL
                                           --------------  -----  ------------  -----------  -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                            $ 1       $(143)    $  (8)       $    --    $  (150)
      MBS:
         CMOs                                      1         (23)        1             --        (21)
         CMBS                                     --          (1)        1             --         --
      ABS:
         CDOs                                     --          (1)        2             --          1
   Equity AFS securities:
      Banking securities                          --          (1)       --             --         (1)
      Insurance securities                        --          (1)       --             --         (1)
      Other financial services securities         --         (23)       --             --        (23)
      Other securities                            --          (6)        1             --         (5)
   Trading securities(2)                           2          (7)       --            (23)       (28)
   Derivative investments(3)                      --          --      (108)          (129)      (237)
Future contract benefits:
   Indexed annuity contracts                      --          --        14             23         37
   GLB embedded derivative reserves               --          --         8         (2,484)    (2,476)
                                                 ---       -----     -----        -------    -------
         Total, net                              $ 4       $(206)    $ (89)       $(2,613)   $(2,904)
                                                 ===       =====     =====        =======    =======

----------
(1) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2009 or 2008, as applicable.

(2) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Consolidated Statements of Income. All other amounts are included in realized loss on our Consolidated Statements of Income.

(3) All amounts are included in realized loss on our Consolidated Statements of Income.

23. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   ----------------------
Retirement Solutions   Annuities
                       Defined Contribution

Insurance Solutions    Life Insurance
                       Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance to Swiss Re in 2001; the results of certain disability income business due to the rescission of a reinsurance agreement with Swiss Re; the Institutional Pension business, which is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off. Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income
(loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of our related trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized loss;

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                               --------------------------
                                2009      2008      2007
                               ------    ------    ------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                $2,085    $2,191    $2,276
      Defined Contribution        911       913       968
                               ------    ------    ------
         Total Retirement
            Solutions           2,996     3,104     3,244
                               ------    ------    ------
   Insurance Solutions:
      Life Insurance            3,926     4,003     3,963
      Group Protection          1,713     1,640     1,500
                               ------    ------    ------
         Total Insurance
            Solutions           5,639     5,643     5,463
                               ------    ------    ------
   Other Operations               451       435       473
Excluded realized
   loss, pre-tax                 (643)     (863)     (135)
Amortization of deferred
   gain from reserve changes
   on business sold through
   reinsurance, pre-tax             3         3         9
Amortization of DFEL
   associated with benefit
   ratio unlocking, pre-tax        --         1        --
                               ------    ------    ------
      Total revenues           $8,446    $8,323    $9,054
                               ======    ======    ======

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 ------------------------
                                  2009     2008     2007
                                 -----    -----    ------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                  $ 355    $ 154    $  418
      Defined Contribution         124      117       171
                                 -----    -----    ------
         Total Retirement
            Solutions              479      271       589
                                 -----    -----    ------
   Insurance Solutions:
      Life Insurance               617      489       667
      Group Protection             124      104       114
                                 -----    -----    ------
         Total Insurance
            Solutions              741      593       781
                                 -----    -----    ------
   Other Operations                 (7)     (47)      (34)
Excluded realized
   loss, after-tax                (418)    (561)      (88)
Income (loss) from reserve
   changes (net of related
   amortization) on business
   sold through reinsurance,
   after-tax                         2        2        (7)
Impairment of intangibles,
   after-tax                      (709)      --        --
Benefit ratio unlocking,
   after-tax                        --       (4)       (2)
                                 -----    -----    ------
   Net income                    $  88    $ 254    $1,239
                                 =====    =====    ======

                                   FOR THE YEARS ENDED
                                      DECEMBER 31,
                                ------------------------
                                 2009     2008     2007
                                ------   ------   ------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                    $1,020   $  958   $1,022
   Defined Contribution            732      695      708
                                ------   ------   ------
      Total Retirement
         Solutions               1,752    1,653    1,730
                                ------   ------   ------
Insurance Solutions:
   Life Insurance                1,827    1,867    1,975
   Group Protection                127      117      115
                                ------   ------   ------
      Total Insurance
         Solutions               1,954    1,984    2,090
                                ------   ------   ------
Other Operations                   300      338      361
                                ------   ------   ------
         Total net investment
            income              $4,006   $3,975   $4,181
                                ======   ======   ======

                                  FOR THE YEARS ENDED
                                     DECEMBER 31,
                                 --------------------
                                 2009    2008    2007
                                 ----   ------   ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                     $356   $  729   $373
   Defined Contribution            71      130     93
                                 ----   ------   ----
      Total Retirement
         Solutions                427      859    466
                                 ----   ------   ----
Insurance Solutions:
   Life Insurance                 519      519    486
   Group Protection                46       36     31
                                 ----   ------   ----
      Total Insurance
         Solutions                565      555    517
                                 ----   ------   ----
         Total amortization of
            DAC and VOBA,
            net of interest      $992   $1,414   $983
                                 ====   ======   ====

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                   ----------------------
                                    2009     2008    2007
                                   -----    -----    ----
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                       $  42    $ (76)   $123
   Defined Contribution               45       26      66
                                   -----    -----    ----
      Total Retirement
         Solutions                    87      (50)    189
                                   -----    -----    ----
Insurance Solutions:
   Life Insurance                    271      240     338
   Group Protection                   67       56      61
                                   -----    -----    ----
      Total Insurance
         Solutions                   338      296     399
                                   -----    -----    ----
Other Operations                     (21)     (11)    (33)
Excluded realized loss              (225)    (302)    (47)
Amortization of deferred gain
   (loss) on reinsurance related
   to reserve changes                  1        1      (3)
                                   -----    -----    ----
Impairment of intangibles            (16)      --      --
Benefit ratio unlocking               (1)      (2)     (1)
                                   -----    -----    ----
         Total federal income
            tax expense
            (benefit)              $ 163    $ (68)   $504
                                   =====    =====    ====

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
ASSETS
Retirement Solutions:
   Annuities                       $ 80,700   $ 65,206
   Defined Contribution              26,689     22,930
                                   --------   --------
      Total Retirement Solutions    107,389     88,136
                                   --------   --------
Insurance Solutions:
   Life Insurance                    50,825     46,588
   Group Protection                   2,845      2,482
                                   --------   --------
      Total Insurance Solutions      53,670     49,070
                                   --------   --------
Other Operations                     13,148     11,733
                                   --------   --------
         Total                     $174,207   $148,939
                                   ========   ========

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                      ---------------------
                                       2009    2008    2007
                                      -----    ----    ----
Interest paid                         $  96    $ 81    $104
Income taxes paid (received)            (15)    (23)    194
Significant non-cash investing
   and financing transactions:
   Funds withheld agreement
      with LNBAR:
      Carrying value of assets        $ 790    $ --    $ --
      Carrying value of
         liabilities                   (790)     --      --
                                      -----    ----    ----
         Total acquired from
            LNBAR                     $  --    $ --    $ --
                                      =====    ====    ====
   Capital contribution of LFM:
      Carrying value of assets
         (includes cash and
         invested cash)               $ 364    $ --    $ --
      Carrying value of liabilities     (84)     --      --
                                      -----    ----    ----
         Total capital contribution
            of LFM                    $ 280    $ --    $ --
                                      =====    ====    ====
   Reinsurance assumed from FPP:
      Carrying value of assets        $  63    $ --    $ --
      Carrying value of
         liabilities                    (63)     --      --
                                      -----    ----    ----
         Total reinsurance assumed
            from FPP                  $  --    $ --    $ --
                                      =====    ====    ====

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                    ----------------------
                                    2009    2008     2007
                                    ----   -----   -------
Sale of subsidiaries/business
   Proceeds from sale of
      subsidiaries/business         $ 6    $  --   $    --
   Assets disposed (includes
      cash and invested
      cash)                          (5)      --        --
                                    ----   -----   -------
      Gain on sale of subsidiary/
         business                   $ 1    $  --   $    --
                                    ====   =====   =======
Reinsurance ceded to LNBAR:
   Carrying value of assets         $--    $ 360   $    --
   Carrying value of
      liabilities                    --     (360)       --
                                    ----   -----   -------
      Total reinsurance
         ceded to LNBAR             $--    $  --   $    --
                                    ====   =====   =======
Dividend of FPP:
   Carrying value of assets
      (includes cash and
      invested cash)                $--    $  --   $ 2,772
   Carrying value of
      liabilities                    --       --    (2,280)
                                    ----   -----   -------
      Total dividend of FPP         $--    $  --   $   492
                                    ====   =====   =======
Business combinations:
   Fair value of assets acquired
      (includes cash and
      invested cash)                $--    $  --   $    41
   Fair value of liabilities
      assumed                        --       --       (50)
                                    ----   -----   -------
      Total purchase price          $--    $  --   $    (9)
                                    ====   =====   =======

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                       2009       2008
                                      ------    -------
Assets with affiliates:
   Corporate bonds(1)                 $  100    $  115
   Reinsurance on ceded
      reinsurance contracts(2)           279       152
   Cash management agreement
      investment(3)                      142       478
   Service agreement receivable(3)       (51)      (13)
Liabilities with affiliates:
   Reinsurance future contract
      benefits on ceded reinsurance
      contracts(4)                     2,414     4,688
   Inter-company short-term debt(5)       21         4
   Inter-company long-term debt(6)     1,675     1,841

                                   FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 -----------------------
                                  2009     2008     2007
                                 -----    -----    -----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(7)   $(235)   $(222)   $(308)
   Net investment income on
      cash management
      agreement(8)                   1       11       28
   Fees for management of
      general account(8)           (68)     (65)     (62)
Benefits and expenses with
   affiliates:
   Reinsurance (recoveries)
      benefits on ceded
      reinsurance contracts(9)    (220)    (655)    (337)
   Service agreement
      payments(10)                  21       (2)      10
   Transfer pricing
      arrangement(10)              (32)     (32)     (38)
   Interest expense on
      inter-company debt(11)        90       83       82

----------
(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(3)  Reported in other assets on our Consolidated Balance Sheets.

(4)  Reported in future contract benefits on our Consolidated Balance Sheets.

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income.

(8)  Reported in net investment income on our Consolidated Statement of Income.

(9)  Reported in benefits on our Consolidated Statements of Income.

(10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(11) Reported in interest and debt expense on our Consolidated Statements of Income.

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

TRANSFER PRICING ARRANGEMENT

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("Delaware") related to the wholesaling of Delaware's investment products.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

Delaware is responsible for the management of our general account investments. On January 4, 2010, we closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain guaranteed benefit risks

(including certain GDB and GWB benefits) to LNBAR. We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 3, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $2.4 billion and $1.7 billion as of December 31, 2009 and 2008, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT G

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                                                                                  MORTALITY &
                                                                      CONTRACT                     EXPENSE
                                                                     PURCHASES                     GUARANTEE
                                                                      DUE FROM                     CHARGES
                                                                    THE LINCOLN                   PAYABLE TO
                                                                      NATIONAL                    THE LINCOLN
                                                                        LIFE                     NATIONAL LIFE
                                                                     INSURANCE                     INSURANCE         NET
SUBACCOUNT                                            INVESTMENTS     COMPANY     TOTAL ASSETS      COMPANY         ASSETS
----------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation                       $ 9,702,417      $  506      $ 9,702,923      $  214       $ 9,702,709
American Funds Bond                                     2,832,495          --        2,832,495          62         2,832,433
American Funds Cash Management                          4,057,039         106        4,057,145          89         4,057,056
American Funds Global Growth                            5,004,530         229        5,004,759         110         5,004,649
American Funds Global Small Capitalization              8,867,855         571        8,868,426         195         8,868,231
American Funds Growth                                  70,874,403       5,987       70,880,390       1,565        70,878,825
American Funds Growth-Income                           39,087,052       1,360       39,088,412         864        39,087,548
American Funds High-Income Bond                         6,828,804       2,419        6,831,223         150         6,831,073
American Funds International                           35,347,694       2,368       35,350,062         776        35,349,286
American Funds U.S. Government/AAA-Rated Securities     8,141,288       2,523        8,143,811         179         8,143,632
LVIP Delaware Growth and Income                        13,083,388       6,432       13,089,820         290        13,089,530
LVIP Delaware Special Opportunities                    17,447,755       1,157       17,448,912         387        17,448,525

See accompanying notes.


                                     SAII-2

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2007, 2008 AND 2009


                                                      DIVIDENDS
                                                        FROM       MORTALITY AND         NET
                                                     INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                             INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2007
American Funds Asset Allocation                      $  317,299      $(111,038)        $206,261
American Funds Bond                                     191,682        (18,875)         172,807
American Funds Cash Management                          193,860        (23,070)         170,790
American Funds Global Growth                            205,538        (54,484)         151,054
American Funds Global Small Capitalization              518,937       (130,827)         388,110
American Funds Growth                                 1,197,675       (971,513)         226,162
American Funds Growth-Income                          1,095,032       (511,693)         583,339
American Funds High-Income Bond                       1,046,163        (74,403)         971,760
American Funds International                            864,078       (409,665)         454,413
American Funds U.S. Government/AAA-Rated Securities     401,124        (41,387)         359,737
LVIP Delaware Growth and Income                         237,719       (164,724)          72,995
LVIP Delaware Special Opportunities                     289,884       (253,749)          36,135
YEAR ENDED DECEMBER 31, 2008
American Funds Asset Allocation                      $  307,545      $ (88,865)        $218,680
American Funds Bond                                     154,962        (20,536)         134,426
American Funds Cash Management                           73,161        (29,778)          43,383
American Funds Global Growth                            110,714        (45,075)          65,639
American Funds Global Small Capitalization                   --        (93,336)         (93,336)
American Funds Growth                                   969,629       (747,148)         222,481
American Funds Growth-Income                            934,023       (388,503)         545,520
American Funds High-Income Bond                         567,341        (61,943)         505,398
American Funds International                            884,687       (333,458)         551,229
American Funds U.S. Government/AAA-Rated Securities     205,872        (49,795)         156,077
LVIP Delaware Growth and Income                         206,942       (129,711)          77,231
LVIP Delaware Special Opportunities                     238,648       (180,465)          58,183
YEAR ENDED DECEMBER 31, 2009
American Funds Asset Allocation                      $  229,323      $ (70,253)        $159,070
American Funds Bond                                      90,476        (21,063)          69,413
American Funds Cash Management                           12,199        (38,408)         (26,209)
American Funds Global Growth                             70,019        (33,488)          36,531
American Funds Global Small Capitalization               34,297        (58,011)         (23,714)
American Funds Growth                                   543,166       (500,557)          42,609
American Funds Growth-Income                            625,616       (275,885)         349,731
American Funds High-Income Bond                         448,753        (49,815)         398,938
American Funds International                            534,341       (242,736)         291,605
American Funds U.S. Government/AAA-Rated Securities     207,289        (62,004)         145,285
LVIP Delaware Growth and Income                         129,626        (92,635)          36,991
LVIP Delaware Special Opportunities                     148,007       (122,492)          25,515

See accompanying notes.


                                     SAII-4

                                                                      DIVIDENDS                       NET CHANGE      NET INCREASE
                                                                         FROM          TOTAL        IN UNREALIZED      (DECREASE)
                                                      NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                      GAIN (LOSS)      GAIN ON      GAIN (LOSS)      DEPRECIATION      RESULTING
SUBACCOUNT                                           ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2007
American Funds Asset Allocation                        $   454,267    $   463,351   $   917,618     $   (299,462)    $    824,417
American Funds Bond                                         18,240             --        18,240         (127,445)          63,602
American Funds Cash Management                              44,777             --        44,777          (99,583)         115,984
American Funds Global Growth                               302,556        275,088       577,644          178,681          907,379
American Funds Global Small Capitalization               1,092,010      1,205,584     2,297,594          205,166        2,890,870
American Funds Growth                                    3,936,104      8,239,773    12,175,877        1,073,763       13,475,802
American Funds Growth-Income                             1,559,998      2,073,743     3,633,741       (1,339,555)       2,877,525
American Funds High-Income Bond                             20,603             --        20,603         (903,315)          89,048
American Funds International                             1,731,536      2,463,803     4,195,339        4,324,141        8,973,893
American Funds U.S. Government/AAA-Rated Securities            146             --           146          (58,182)         301,701
LVIP Delaware Growth and Income                            272,855             --       272,855          728,695        1,074,545
LVIP Delaware Special Opportunities                      1,677,786      2,218,985     3,896,771       (2,856,502)       1,076,404
YEAR ENDED DECEMBER 31, 2008
American Funds Asset Allocation                        $    76,731    $   457,985   $   534,716     $ (4,514,369)    $ (3,760,973)
American Funds Bond                                        (26,834)         6,202       (20,632)        (380,312)        (266,518)
American Funds Cash Management                               2,495             --         2,495              575           46,453
American Funds Global Growth                                65,792        463,541       529,333       (3,185,177)      (2,590,205)
American Funds Global Small Capitalization                  58,535      1,600,628     1,659,163       (9,477,636)      (7,911,809)
American Funds Growth                                      258,813     10,470,467    10,729,280      (60,430,843)     (49,479,082)
American Funds Growth-Income                                83,383      3,193,852     3,277,235      (25,563,898)     (21,741,143)
American Funds High-Income Bond                           (194,324)            --      (194,324)      (2,310,421)      (1,999,347)
American Funds International                               391,116      5,648,347     6,039,463      (28,310,689)     (21,719,997)
American Funds U.S. Government/AAA-Rated Securities          8,707             --         8,707          293,022          457,806
LVIP Delaware Growth and Income                           (121,112)     1,667,960     1,546,848       (8,530,888)      (6,906,809)
LVIP Delaware Special Opportunities                        457,429      1,928,075     2,385,504      (12,180,331)      (9,736,644)
YEAR ENDED DECEMBER 31, 2009
American Funds Asset Allocation                        $  (187,213)   $        --   $  (187,213)    $  1,902,264     $  1,874,121
American Funds Bond                                        (53,263)            --       (53,263)         276,935          293,085
American Funds Cash Management                             (18,536)           452       (18,084)           1,410          (42,883)
American Funds Global Growth                              (106,370)            --      (106,370)       1,540,783        1,470,944
American Funds Global Small Capitalization                (502,548)            --      (502,548)       3,932,498        3,406,236
American Funds Growth                                   (3,261,748)            --    (3,261,748)      23,818,297       20,599,158
American Funds Growth-Income                            (1,181,594)            --    (1,181,594)      10,164,984        9,333,121
American Funds High-Income Bond                           (435,131)            --      (435,131)       2,047,465        2,011,272
American Funds International                              (900,370)       158,418      (741,952)      11,248,790       10,798,443
American Funds U.S. Government/AAA-Rated Securities         61,507         68,290       129,797         (127,531)         147,551
LVIP Delaware Growth and Income                           (773,742)            --      (773,742)       3,247,284        2,510,533
LVIP Delaware Special Opportunities                       (528,784)       459,409       (69,375)       4,049,348        4,005,488


                                     SAII-5

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2007, 2008 AND 2009


                                                                             AMERICAN                 AMERICAN     AMERICAN
                                                                           FUNDS ASSET   AMERICAN    FUNDS CASH  FUNDS GLOBAL
                                                                            ALLOCATION  FUNDS BOND   MANAGEMENT     GROWTH
                                                                            SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                                              $13,752,722  $2,225,050  $ 2,597,961  $ 6,448,181
Changes From Operations:
   - Net investment income                                                     206,261     172,807      170,790      151,054
   - Net realized gain on investments                                          917,618      18,240       44,777      577,644
   - Net change in unrealized appreciation or depreciation on investments     (299,462)   (127,445)     (99,583)     178,681
                                                                           -----------  ----------  -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           824,417      63,602      115,984      907,379
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                                      1,129,152     776,578    2,392,463    1,018,597
   - Contract withdawals                                                    (2,595,443)   (469,609)  (2,337,068)  (1,374,515)
                                                                           -----------  ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                                              (1,466,291)    306,969       55,395     (355,918)
                                                                           -----------  ----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (641,874)    370,571      171,379      551,461
                                                                           -----------  ----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2007                                             13,110,848   2,595,621    2,769,340    6,999,642
Changes From Operations:
   - Net investment income                                                     218,680     134,426       43,383       65,639
   - Net realized gain (loss) on investments                                   534,716     (20,632)       2,495      529,333
   - Net change in unrealized appreciation or depreciation on investments   (4,514,369)   (380,312)         575   (3,185,177)
                                                                           -----------  ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (3,760,973)   (266,518)      46,453   (2,590,205)
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                                      1,294,868     681,369    4,390,233      852,769
   - Contract withdawals                                                    (2,124,963)   (531,324)  (2,643,646)  (1,442,541)
                                                                           -----------  ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (830,095)    150,045    1,746,587     (589,772)
                                                                           -----------  ----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (4,591,068)   (116,473)   1,793,040   (3,179,977)
                                                                           -----------  ----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                                              8,519,780   2,479,148    4,562,380    3,819,665
Changes From Operations:
   - Net investment income (loss)                                              159,070      69,413      (26,209)      36,531
   - Net realized gain (loss) on investments                                  (187,213)    (53,263)     (18,084)    (106,370)
   - Net change in unrealized appreciation or depreciation on investments    1,902,264     276,935        1,410    1,540,783
                                                                           -----------  ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              1,874,121     293,085      (42,883)   1,470,944
Changes From Unit Transactions:
   - Contract purchases                                                        500,811     620,219    1,439,962      352,519
   - Contract withdrawals                                                   (1,192,003)   (560,019)  (1,902,403)    (638,479)
                                                                           -----------  ----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (691,192)     60,200     (462,441)    (285,960)
                                                                           -----------  ----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      1,182,929     353,285     (505,324)   1,184,984
                                                                           -----------  ----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2009                                            $ 9,702,709  $2,832,433  $ 4,057,056  $ 5,004,649
                                                                           ===========  ==========  ===========  ===========

See accompanying notes.

                                     SAII-6

                                                                              AMERICAN                                    AMERICAN
                                                                               FUNDS         AMERICAN       AMERICAN       FUNDS
                                                                            GLOBAL SMALL      FUNDS          FUNDS      HIGH-INCOME
                                                                           CAPITALIZATION     GROWTH     GROWTH-INCOME      BOND
                                                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                                               $ 14,674,826   $118,121,429   $ 62,980,520  $ 9,522,850
Changes From Operations:
   - Net investment income                                                       388,110        226,162        583,339      971,760
   - Net realized gain on investments                                          2,297,594     12,175,877      3,633,741       20,603
   - Net change in unrealized appreciation or depreciation on investments        205,166      1,073,763     (1,339,555)    (903,315)
                                                                            ------------   ------------   ------------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           2,890,870     13,475,802      2,877,525       89,048
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                                        2,768,096      6,338,578      4,587,720      783,495
   - Contract withdawals                                                      (3,821,731)   (19,227,621)    (9,472,796)  (1,677,539)
                                                                            ------------   ------------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (1,053,635)   (12,889,043)    (4,885,076)    (894,044)
                                                                            ------------   ------------   ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,837,235        586,759     (2,007,551)    (804,996)
                                                                            ------------   ------------   ------------  -----------
NET ASSETS AT DECEMBER 31, 2007                                               16,512,061    118,708,188     60,972,969    8,717,854
Changes From Operations:
   - Net investment income                                                       (93,336)       222,481        545,520      505,398
   - Net realized gain (loss) on investments                                   1,659,163     10,729,280      3,277,235     (194,324)
   - Net change in unrealized appreciation or depreciation on investments     (9,477,636)   (60,430,843)   (25,563,898)  (2,310,421)
                                                                            ------------   ------------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (7,911,809)   (49,479,082)   (21,741,143)  (1,999,347)
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                                        1,263,189      6,248,772      4,134,231      753,216
   - Contract withdawals                                                      (3,821,168)   (16,523,037)   (10,099,546)  (1,522,965)
                                                                            ------------   ------------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                                                (2,557,979)   (10,274,265)    (5,965,315)    (769,749)
                                                                            ------------   ------------   ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (10,469,788)   (59,753,347)   (27,706,458)  (2,769,096)
                                                                            ------------   ------------   ------------  -----------
NET ASSETS AT DECEMBER 31, 2008                                                6,042,273     58,954,841     33,266,511    5,948,758
Changes From Operations:
   - Net investment income (loss)                                                (23,714)        42,609        349,731      398,938
   - Net realized gain (loss) on investments                                    (502,548)    (3,261,748)    (1,181,594)    (435,131)
   - Net change in unrealized appreciation or depreciation on investments      3,932,498     23,818,297     10,164,984    2,047,465
                                                                            ------------   ------------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                3,406,236     20,599,158      9,333,121    2,011,272
Changes From Unit Transactions:
   - Contract purchases                                                          444,020      3,283,585      1,935,038      376,281
   - Contract withdrawals                                                     (1,024,298)   (11,958,759)    (5,447,122)  (1,505,238)
                                                                            ------------   ------------   ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          (580,278)    (8,675,174)    (3,512,084)  (1,128,957)
                                                                            ------------   ------------   ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        2,825,958     11,923,984      5,821,037      882,315
                                                                            ------------   ------------   ------------  -----------
NET ASSETS AT DECEMBER 31, 2009                                             $  8,868,231   $ 70,878,825   $ 39,087,548  $ 6,831,073
                                                                            ============   ============   ============  ===========

                                                                                          AMERICAN FUNDS      LVIP        LVIP
                                                                             AMERICAN    U.S. GOVERNMENT/   DELAWARE    DELAWARE
                                                                               FUNDS         AAA-RATED     GROWTH AND   SPECIAL
                                                                           INTERNATIONAL    SECURITIES       INCOME   OPPORTUNITIES
                                                                            SUBACCOUNT      SUBACCOUNT     SUBACCOUNT  SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                                              $ 48,430,139    $ 5,130,920    $20,283,985 $ 31,787,996
Changes From Operations:
   - Net investment income                                                      454,413        359,737         72,995       36,135
   - Net realized gain on investments                                         4,195,339            146        272,855    3,896,771
   - Net change in unrealized appreciation or depreciation on investments     4,324,141        (58,182)       728,695   (2,856,502)
                                                                           ------------    -----------    ----------- ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          8,973,893        301,701      1,074,545    1,076,404
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                                       4,259,826      1,140,641      1,590,336    2,030,826
   - Contract withdawals                                                     (8,093,640)    (1,115,857)    (3,053,822)  (6,349,460)
                                                                           ------------    -----------    ----------- ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
  TRANSACTIONS                                                               (3,833,814)        24,784     (1,463,486)  (4,318,634)
                                                                           ------------    -----------    ----------- ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       5,140,079        326,485       (388,941)  (3,242,230)
                                                                           ------------    -----------    ----------- ------------
NET ASSETS AT DECEMBER 31, 2007                                              53,570,218      5,457,405     19,895,044   28,545,766
Changes From Operations:
   - Net investment income                                                      551,229        156,077         77,231       58,183
   - Net realized gain (loss) on investments                                  6,039,463          8,707      1,546,848    2,385,504
   - Net change in unrealized appreciation or depreciation on investments   (28,310,689)       293,022     (8,530,888) (12,180,331)
                                                                           ------------    -----------    ----------- ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (21,719,997)       457,806     (6,906,809)  (9,736,644)
Net Increase (Decrease) From Unit Transactions:
   - Contract purchases                                                       3,622,173      3,240,084      1,592,325    2,027,235
   - Contract withdawals                                                     (7,746,001)    (1,619,173)    (2,876,154)  (5,518,759)
                                                                           ------------    -----------    ----------- ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (4,123,828)     1,620,911     (1,283,829)  (3,491,524)
                                                                           ------------    -----------    ----------- ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (25,843,825)     2,078,717     (8,190,638) (13,228,168)
                                                                           ------------    -----------    ----------- ------------
NET ASSETS AT DECEMBER 31, 2008                                              27,726,393      7,536,122     11,704,406   15,317,598
Changes From Operations:
   - Net investment income (loss)                                               291,605        145,285         36,991       25,515
   - Net realized gain (loss) on investments                                   (741,952)       129,797       (773,742)     (69,375)
   - Net change in unrealized appreciation or depreciation on investments    11,248,790       (127,531)     3,247,284    4,049,348
                                                                           ------------    -----------    ----------- ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              10,798,443        147,551      2,510,533    4,005,488
Changes From Unit Transactions:
   - Contract purchases                                                       1,420,698      1,550,335        946,008      798,981
   - Contract withdrawals                                                    (4,596,248)    (1,090,376)    (2,071,417)  (2,673,542)
                                                                           ------------    -----------    ----------- ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (3,175,550)       459,959     (1,125,409)  (1,874,561)
                                                                           ------------    -----------    ----------- ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       7,622,893        607,510      1,385,124    2,130,927
                                                                           ------------    -----------    ----------- ------------
NET ASSETS AT DECEMBER 31, 2009                                            $ 35,349,286    $ 8,143,632    $13,089,530 $ 17,448,525
                                                                           ============    ===========    =========== ============


                                     SAII-7

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account G (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission, under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced investment activity on Jan-uary 23, 1989, are part of the operations of the Company. The Variable Account only offers one product (VUL III) at one fee rate.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of one of twelve mutual funds (the Funds) of two diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (American Funds):
   American Funds Asset Allocation
   American Funds Bond
   American Funds Cash Management
   American Funds Global Growth
   American Funds Global Small Capitalization
   American Funds Growth
   American Funds Growth-Income
   American Funds High-Income Bond
   American Funds International
   American Funds U.S. Government/AAA-Rated Securities

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Delaware Growth and Income
   LVIP Delaware Special Opportunities

*    Denotes an affiliate of the Company.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on De-cember 31, 2009. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the FASB ASC (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average-cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.


                                     SAII-8

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

INVESTMENT FUND CHANGES: During 2007, the LVIP Growth and Income Fund changed its name to the LVIP Delaware Growth and Income Fund and the LVIP Special Opportunities Fund changed its name to the LVIP Delaware Special Opportunities Fund.

2. MORTALITY AND EXPENSE RISK CHARGE AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are charged daily to the Variable Account by the Company for a mortality and expense risk charge at an annual rate of .80% of the average daily net asset value of the Variable Account. These charges are made in return for the Company's assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

Prior to allocation of net premiums to the Variable Account, premiums paid are reduced by a percent of premium charge equal to 5.95% of each premium payment to cover the Company's state taxes and federal income tax liabilities. Amounts retained during 2009, 2008 and 2007, by the Company for such charges were $391,694, $219,652 and $538,232, respectively.

Other charges, which are paid to the Company by redeeming Variable Account units are for monthly administrative charges, the cost of insurance, transfer and withdrawal charges, and surrender charges. These other charges for 2009, 2008 and 2007, amounted to $13,526,111, $13,401,798 and $13,571,678, respectively.

The monthly administrative charge amounts to $6 for each policy in force and is intended to compensate the Company for continuing administration of the policies, premium billings, overhead expenses, and other miscellaneous expenses.

The Company assumes the responsibility for providing the insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and the current death benefit. The cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends upon a number of variables as described in the Variable Account's prospectus.

A transfer charge of $10 may be assessed each time a policy owner transfers funds from one subaccount to another; however, the transfer charge is currently being waived for all transfers. A withdrawal charge of $10 is incurred for each withdrawal from the policy value by the policy owner.

Surrender charges are deducted if the policy is surrendered during the first sixteen policy years. Surrender charges range from approximately 60% of the required base minimum annual premium for surrenders in the first year to approximately 120% in years two through five. Surrender charges in years six through sixteen decrease by policy year to 0% in the seventeenth year. Surrender charges are assessed separately on the initial specified policy amount and subsequent increases to the specified policy amount. The amount of the surrender charge assessed on increases to the specified policy amount would be equal to the surrender charge that would apply to a new policy.


                                     SAII-9

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2009, follows:

                                                                                                                          INVESTMENT
                                                                                       UNITS                     TOTAL      INCOME
SUBACCOUNT                                           YEAR  FEE RATE(1)  UNIT VALUE  OUTSTANDING   NET ASSETS   RETURN(2)   RATIO(3)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION
                                                     2009     0.80%       $ 3.61      2,684,996  $  9,702,709    23.28%      2.61%
                                                     2008     0.80%         2.93      2,906,392     8,519,780   -29.87%      2.77%
                                                     2007     0.80%         4.18      3,136,774    13,110,848     5.96%      2.29%
                                                     2006     0.80%         3.94      3,486,568    13,752,722    14.04%      2.42%
                                                     2005     0.80%         3.46      3,688,353    12,757,506     8.58%      2.40%
AMERICAN FUNDS BOND
                                                     2009     0.80%         1.90      1,490,651     2,832,433    11.93%      3.44%
                                                     2008     0.80%         1.70      1,460,351     2,479,148    -9.89%      6.04%
                                                     2007     0.80%         1.88      1,377,778     2,595,621     2.83%      8.12%
                                                     2006     0.80%         1.83      1,214,526     2,225,050     6.45%      3.89%
                                                     2005     0.80%         1.72      1,149,969     1,979,057     0.96%      3.89%
AMERICAN FUNDS CASH MANAGEMENT
                                                     2009     0.80%         1.96      2,073,617     4,057,056    -0.90%      0.25%
                                                     2008     0.80%         1.97      2,310,882     4,562,380     1.33%      1.97%
                                                     2007     0.80%         1.95      1,421,370     2,769,340     4.12%      6.72%
                                                     2006     0.80%         1.87      1,388,294     2,597,961     3.98%      2.17%
                                                     2005     0.80%         1.80      1,384,734     2,492,181     2.15%      1.02%
AMERICAN FUNDS GLOBAL GROWTH
                                                     2009     0.80%         2.78      1,798,320     5,004,649    41.44%      1.67%
                                                     2008     0.80%         1.97      1,941,303     3,819,665   -38.73%      1.97%
                                                     2007     0.80%         3.21      2,179,838     6,999,642    14.24%      3.02%
                                                     2006     0.80%         2.81      2,294,118     6,448,181    19.77%      1.00%
                                                     2005     0.80%         2.35      2,340,573     5,492,961    13.46%      0.83%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION
                                                     2009     0.80%         2.84      3,127,198     8,868,231    60.35%      0.47%
                                                     2008     0.80%         1.77      3,416,452     6,042,273   -53.76%      0.00%
                                                     2007     0.80%         3.82      4,317,010    16,512,061    20.76%      3.17%
                                                     2006     0.80%         3.17      4,633,276    14,674,826    23.36%      0.61%
                                                     2005     0.80%         2.57      4,632,683    11,894,264    24.66%      1.10%
AMERICAN FUNDS GROWTH
                                                     2009     0.80%         8.60      8,238,594    70,878,825    38.63%      0.87%
                                                     2008     0.80%         6.21      9,499,753    58,954,841   -44.28%      1.04%
                                                     2007     0.80%        11.14     10,658,953   118,708,188    11.74%      0.99%
                                                     2006     0.80%         9.97     11,851,787   118,121,429     9.60%      0.98%
                                                     2005     0.80%         9.09     13,289,003   120,847,833    15.57%      0.89%
AMERICAN FUNDS GROWTH-INCOME
                                                     2009     0.80%         5.83      6,703,744    39,087,548    30.49%      1.81%
                                                     2008     0.80%         4.47      7,445,241    33,266,511   -38.18%      1.93%
                                                     2007     0.80%         7.23      8,436,406    60,972,969     4.48%      1.71%
                                                     2006     0.80%         6.92      9,104,952    62,980,520    14.58%      1.74%
                                                     2005     0.80%         6.04     10,048,839    60,662,695     5.24%      1.50%
AMERICAN FUNDS HIGH-INCOME BOND
                                                     2009     0.80%         4.46      1,530,134     6,831,073    38.34%      7.20%
                                                     2008     0.80%         3.23      1,843,438     5,948,758   -24.35%      7.33%
                                                     2007     0.80%         4.27      2,043,648     8,717,854     0.81%     11.25%
                                                     2006     0.80%         4.23      2,250,402     9,522,850    10.00%      6.16%
                                                     2005     0.80%         3.85      2,574,876     9,905,017     1.64%      6.04%
AMERICAN FUNDS INTERNATIONAL
                                                     2009     0.80%         4.84      7,309,083    35,349,286    42.36%      1.76%
                                                     2008     0.80%         3.40      8,161,393    27,726,393   -42.47%      2.13%
                                                     2007     0.80%         5.91      9,071,214    53,570,218    19.35%      1.69%
                                                     2006     0.80%         4.95      9,787,327    48,430,139    18.38%      1.84%
                                                     2005     0.80%         4.18     10,397,246    43,458,911    20.78%      1.69%


                                     SAII-10

                                                                                                                          INVESTMENT
                                                                                       UNITS                     TOTAL      INCOME
SUBACCOUNT                                           YEAR  FEE RATE(1)  UNIT VALUE  OUTSTANDING   NET ASSETS   RETURN(2)   RATIO(3)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES
                                                     2009     0.80%       $ 3.31      2,461,722  $  8,143,632     1.97%      2.67%
                                                     2008     0.80%         3.24      2,322,887     7,536,122     6.99%      3.31%
                                                     2007     0.80%         3.03      1,799,664     5,457,405     5.98%      7.75%
                                                     2006     0.80%         2.86      1,793,160     5,130,920     3.12%      4.00%
                                                     2005     0.80%         2.77      2,077,353     5,764,056     1.88%      3.92%
LVIP DELAWARE GROWTH AND INCOME
                                                     2009     0.80%         4.36      3,001,103    13,089,530    23.69%      1.12%
                                                     2008     0.80%         3.53      3,319,158    11,704,406   -36.28%      1.28%
                                                     2007     0.80%         5.53      3,594,956    19,895,044     5.27%      1.15%
                                                     2006     0.80%         5.26      3,858,522    20,283,985    11.47%      1.22%
                                                     2005     0.80%         4.72      4,322,276    20,384,493     4.70%      1.30%
LVIP DELAWARE SPECIAL OPPORTUNITIES
                                                     2009     0.80%         7.37      2,367,212    17,448,525    29.40%      0.97%
                                                     2008     0.80%         5.70      2,689,176    15,317,598   -37.14%      1.06%
                                                     2007     0.80%         9.06      3,150,333    28,545,766     2.98%      0.91%
                                                     2006     0.80%         8.80      3,612,657    31,787,996    15.13%      1.27%
                                                     2005     0.80%         7.64      3,925,189    29,999,795    14.72%      1.17%

(1) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.


                                     SAII-11

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2009:

                                                      AGGREGATE     AGGREGATE
                                                       COST OF       PROCEEDS
SUBACCOUNT                                            PURCHASES     FROM SALES
------------------------------------------------------------------------------
American Funds Asset Allocation                       $  784,145    $1,317,067
American Funds Bond                                      840,162       710,541
American Funds Cash Management                         2,823,236     3,311,551
American Funds Global Growth                             326,421       575,987
American Funds Global Small Capitalization               678,757     1,282,873
American Funds Growth                                    978,666     9,714,729
American Funds Growth-Income                           1,131,403     4,295,944
American Funds High-Income Bond                          585,555     1,317,657
American Funds International                           1,154,509     3,878,736
American Funds U.S. Government/AAA-Rated Securities    2,482,400     1,871,321
LVIP Delaware Growth and Income                          515,301     1,613,342
LVIP Delaware Special Opportunities                      891,309     2,284,171

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2009:

                                                                    NET
                                                        SHARES     ASSET    FAIR VALUE     COST OF
SUBACCOUNT                                               OWNED     VALUE     OF SHARES      SHARES
----------------------------------------------------------------------------------------------------
American Funds Asset Allocation                         657,791   $14.75   $ 9,702,417   $ 9,655,371
American Funds Bond                                     274,201    10.33     2,832,495     2,924,391
American Funds Cash Management                          355,881    11.40     4,057,039     4,083,545
American Funds Global Growth                            255,203    19.61     5,004,530     4,707,312
American Funds Global Small Capitalization              492,659    18.00     8,867,855     8,931,893
American Funds Growth                                 1,525,821    46.45    70,874,403    75,739,840
American Funds Growth-Income                          1,246,001    31.37    39,087,052    41,049,995
American Funds High-Income Bond                         650,982    10.49     6,828,804     7,740,809
American Funds International                          2,058,689    17.17    35,347,694    34,319,050
American Funds U.S. Government/AAA-Rated Securities     668,415    12.18     8,141,288     8,018,876
LVIP Delaware Growth and Income                         505,482    25.88    13,083,388    15,829,061
LVIP Delaware Special Opportunities                     575,777    30.30    17,447,755    17,460,261


                                     SAII-12

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                                    NET
                                                          UNITS       UNITS      INCREASE
SUBACCOUNT                                               ISSUED     REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
American Funds Asset Allocation                          394,050     (615,446)    (221,396)
American Funds Bond                                      541,436     (511,136)      30,300
American Funds Cash Management                         1,711,139   (1,948,404)    (237,265)
American Funds Global Growth                             251,969     (394,952)    (142,983)
American Funds Global Small Capitalization               592,357     (881,611)    (289,254)
American Funds Growth                                    773,585   (2,034,744)  (1,261,159)
American Funds Growth-Income                             728,301   (1,469,798)    (741,497)
American Funds High-Income Bond                          177,621     (490,925)    (313,304)
American Funds International                             671,450   (1,523,760)    (852,310)
American Funds U.S. Government/AAA-Rated Securities      939,519     (800,684)     138,835
LVIP Delaware Growth and Income                          406,575     (724,630)    (318,055)
LVIP Delaware Special Opportunities                      244,505     (566,469)    (321,964)

The change in units outstanding for the year ended December 31, 2008, is as follows:

                                                                                    NET
                                                          UNITS       UNITS      INCREASE
SUBACCOUNT                                               ISSUED     REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
American Funds Asset Allocation                          356,622     (587,004)    (230,382)
American Funds Bond                                      382,447     (299,874)      82,573
American Funds Cash Management                         2,233,960   (1,344,448)     889,512
American Funds Global Growth                             305,633     (544,168)    (238,535)
American Funds Global Small Capitalization               432,026   (1,332,584)    (900,558)
American Funds Growth                                    702,546   (1,861,746)  (1,159,200)
American Funds Growth-Income                             713,009   (1,704,174)    (991,165)
American Funds High-Income Bond                          192,445     (392,655)    (200,210)
American Funds International                             755,754   (1,665,575)    (909,821)
American Funds U.S. Government/AAA-Rated Securities    1,046,942     (523,719)     523,223
LVIP Delaware Growth and Income                          345,110     (620,908)    (275,798)
LVIP Delaware Special Opportunities                      269,458     (730,615)    (461,157)

The change in units outstanding for the year ended December 31, 2007, is as follows:

                                                                                    NET
                                                          UNITS       UNITS      INCREASE
SUBACCOUNT                                               ISSUED     REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------
American Funds Asset Allocation                          270,858     (620,652)    (349,794)
American Funds Bond                                      415,781     (252,529)     163,252
American Funds Cash Management                         1,248,966   (1,215,890)      33,076
American Funds Global Growth                             338,796     (453,076)    (114,280)
American Funds Global Small Capitalization               732,768   (1,049,034)    (316,266)
American Funds Growth                                    586,008   (1,778,842)  (1,192,834)
American Funds Growth-Income                             629,718   (1,298,264)    (668,546)
American Funds High-Income Bond                          180,951     (387,705)    (206,754)
American Funds International                             772,104   (1,488,217)    (716,113)
American Funds U.S. Government/AAA-Rated Securities      388,060     (381,556)       6,504
LVIP Delaware Growth and Income                          286,401     (549,967)    (263,566)
LVIP Delaware Special Opportunities                      217,872     (680,196)    (462,324)


                                     SAII-13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account G

We have audited the accompanying statements of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account G ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2009, and the related statement of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account G at December 31, 2009, and the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/S/ ERNST & YOUNG, LLP

Philadelphia, Pennsylvania
April 22, 2010

                                     SAII-14